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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GCI Liberty, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GCI LIBERTY, INC.
12300 Liberty Blvd.
Englewood, Colorado 80112
(720) 875-5900

TRANSACTION PROPOSALS—YOUR VOTE IS VERY IMPORTANT

March 22, 2018

Dear Shareholders of GCI Liberty, Inc.:

        You are cordially invited to attend a special meeting of shareholders of GCI Liberty, Inc., an Alaska corporation (GCI Liberty), to be held at 1:00 p.m., local time, on April 23, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900 (the special meeting). A notice of the special meeting, a proxy card and a proxy statement containing important information about the matters to be acted upon at the special meeting accompany this letter.

        On March 22, 2018, GCI Liberty entered into an Agreement and Plan of Merger (as it may be amended from time to time, the reincorporation merger agreement) with GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty (GCI Newco), providing for the merger of GCI Liberty with and into GCI Newco (the reincorporation merger), with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware. GCI Liberty entered into the reincorporation merger agreement for the limited purposes of changing GCI Liberty's state of incorporation from Alaska to Delaware, and adopting a new certificate of incorporation and bylaws to account for certain differences in Delaware law as compared to Alaska law. Upon completion of the reincorporation merger, GCI Newco will be renamed "GCI Liberty, Inc." and will continue to conduct the businesses and operations of GCI Liberty as they are currently being conducted.

        On March 9, 2018, pursuant to the Agreement and Plan Reorganization, dated as of April 4, 2017, by and among Liberty Interactive Corporation, a Delaware corporation (Liberty Interactive), Liberty Interactive LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Liberty Interactive, and GCI Liberty (then named "General Communication, Inc."), as amended (the GCI reorganization agreement), Liberty Interactive acquired a controlling equity interest in GCI Liberty in exchange for certain assets and liabilities of Liberty Interactive's Ventures Group, which equity interest Liberty Interactive subsequently split-off to holders of its Series A and Series B Liberty Ventures common stock in full redemption thereof (the split-off). GCI Liberty entered into the reincorporation merger agreement in compliance with its obligations under the GCI reorganization agreement and has agreed to use its reasonable best efforts to cause the special meeting to be held, after the split-off, for the purpose of submitting the reincorporation merger agreement to its shareholders for approval.

        At the special meeting, you will be asked to consider and vote upon a proposal to approve the reincorporation merger agreement (the reincorporation merger proposal). You will also be asked to consider and vote upon a proposal to authorize the adjournment of the special meeting by GCI Liberty to permit further solicitations of proxies, if necessary or appropriate, to adopt the reincorporation merger proposal (the adjournment proposal). Pursuant to the terms of the reincorporation merger agreement and applicable law, the approval of the reincorporation merger proposal is a condition to the completion of the reincorporation merger.

        The board of directors of GCI Liberty has carefully considered and unanimously determined that the reincorporation merger, on the terms set forth in the reincorporation merger agreement, and the other transactions contemplated by the reincorporation merger agreement, are fair to, and in the best interests of, GCI Liberty and its shareholders, and has approved and declared advisable the reincorporation merger agreement and the transactions contemplated thereby, including the reincorporation merger, and unanimously recommends that GCI Liberty shareholders vote "FOR" the reincorporation merger proposal and "FOR" the adjournment proposal.

        The accompanying proxy statement provides detailed information about the special meeting, the reincorporation merger, the reincorporation merger proposal and the adjournment proposal. You may also obtain more information about GCI Liberty from the documents it files with the U.S. Securities and Exchange Commission from time to time.

        Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the special meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the special meeting.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reincorporation merger, the adoption of the reincorporation merger agreement or any of the other transactions described in the accompanying proxy statement or determined if this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

        The obligations of GCI Liberty and GCI Newco to complete the reincorporation merger are subject to the satisfaction or waiver of the conditions set forth in the reincorporation merger agreement, a copy of which is included as part of the accompanying proxy statement and incorporated herein by reference. The proxy statement provides you with detailed information about the proposed reincorporation merger. It also contains or references information about GCI Liberty and certain related matters. You are encouraged to read the proxy statement carefully and in its entirety.

        Thank you for your support and we look forward to the successful completion of the reincorporation merger.

Very truly yours,

Gregory B. Maffei President and Chief Executive Officer

        The accompanying Proxy Statement is dated March 22, 2018, and is first being mailed to the shareholders of record as of 4:02 p.m., New York City time, on March 9, 2018.

GCI LIBERTY, INC.
12300 Liberty Blvd.
Englewood, Colorado 80112
(720) 875-5900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be Held on April 23, 2018

        NOTICE IS HEREBY GIVEN of a special meeting of shareholders (the special meeting) of GCI Liberty, Inc., an Alaska corporation (GCI Liberty), to be held at 1:00 p.m., local time, on April 23, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900, to consider and vote on the following proposals:

  1.
  A proposal (which we refer to as the reincorporation merger proposal) to approve the Agreement and Plan of Merger, dated as of March 22, 2018 (as it may be amended from time to time, the reincorporation merger agreement), by and between GCI Liberty and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty (GCI Newco), pursuant to which GCI Liberty will merge with and into GCI Newco (the reincorporation merger), with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware; and

  2.
  A proposal (which we refer to as the adjournment proposal) to authorize the adjournment of the special meeting by GCI Liberty to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the reincorporation merger proposal.

        The approval of the reincorporation merger proposal is a condition to the completion of the reincorporation merger. The approval of the adjournment proposal is not a condition to the completion of the reincorporation merger.

        GCI Liberty will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof and included in the notice of such special meeting or any adjournment or postponement thereof.

        Holders of record of GCI Liberty's Class A common stock, no par value (GCI Liberty Class A Common Stock), GCI Liberty's Class B common stock, no par value (GCI Liberty Class B Common Stock), and GCI Liberty's Series A Cumulative Redeemable Preferred Stock (GCI Liberty Series A Preferred Stock), in each case outstanding at 4:02, p.m., New York City time, on March 9, 2018, the record date for the special meeting, will be entitled to notice of the special meeting and to vote on the reincorporation merger proposal and the adjournment proposal, or at any adjournment or postponement thereof.

        The reincorporation merger proposal requires the affirmative votes of the holders of (i) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock, voting together as a single class, (ii) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class A Common Stock, voting separately as a single class, (iii) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class B Common Stock, voting separately as a single class, and (iv) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Series A Preferred Stock, voting separately as a single class.

        The adjournment proposal requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast by the GCI Class A Common Stock, the GCI Class B Common Stock and the GCI Liberty Series A Preferred Stock, voting together as a single class, that are present in person or represented by proxy at the special meeting (or at any adjournment or postponement thereof) and entitled to vote thereon, assuming a quorum is present.

        The reincorporation merger proposal and the adjournment proposal are each described in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

        The board of directors of GCI Liberty has carefully considered and unanimously determined that the reincorporation merger, on the terms set forth in the reincorporation merger agreement, and the other transactions contemplated by the reincorporation merger agreement, are fair to, and in the best interests of, GCI Liberty and its shareholders, and has approved and declared advisable the reincorporation merger agreement and the transactions contemplated thereby, including the reincorporation merger, and unanimously recommends that GCI Liberty shareholders vote "FOR" the reincorporation merger proposal and "FOR" the adjournment proposal.

        A copy of the reincorporation merger agreement is included with this notice as Annex A of the accompanying proxy statement.

        Votes may be cast in person at the special meeting or by proxy prior to the special meeting by telephone, via the Internet, or by mail.

        YOUR VOTE IS IMPORTANT.    Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the special meeting.

By Order of the Board of Directors,

Katherine C. Jewell Assistant Vice President and Secretary

Englewood, Colorado
March 22, 2018

        WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

i

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GCI LIBERTY, INC.
an Alaska corporation
 12300 Liberty Blvd.
Englewood, Colorado 80112
(720) 875-5900

PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS

THE SPECIAL MEETING

        GCI Liberty, Inc., an Alaska corporation (GCI Liberty), is furnishing this proxy statement in connection with its board of directors' solicitation of proxies for use at GCI Liberty's special meeting (the special meeting) of its shareholders (GCI Liberty shareholders) to be held at 1:00 p.m., local time, on April 23, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900, or at any adjournment or postponement of the special meeting. At the special meeting, GCI Liberty shareholders will be asked to consider and vote on the proposals described in the accompanying Notice of Special Meeting of Shareholders. The proposals are described in more detail in this proxy statement.

        We are soliciting proxies from holders of our Class A common stock, no par value (GCI Liberty Class A Common Stock), our Class B common stock, no par value (GCI Liberty Class B Common Stock), and our Series A Cumulative Redeemable Preferred Stock (GCI Liberty Series A Preferred Stock, and together with the GCI Liberty Class A Common Stock and GCI Liberty Class B Common Stock, the GCI Liberty Capital Stock).

Electronic Delivery

        Registered shareholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. Shareholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, shareholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered shareholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Computershare, at (877) 277-9943 (outside the United States at +1 (201) 680-6578). Shareholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.

Time, Place and Date

        The special meeting of shareholders is to be held at 1:00 p.m., local time, on April 23, 2018, at the corporate offices of GCI Liberty, 12300 Liberty Blvd., Englewood, Colorado 80112, telephone (720) 875-5900.

Purpose

        At the special meeting, you will be asked to consider and vote on each of the following:

  •
  a proposal (which we refer to as the reincorporation merger proposal) to approve the agreement and plan of merger, dated as of March 22, 2018 (as it may be amended from time to time, the reincorporation merger agreement), by and between GCI Liberty and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty (GCI Newco), pursuant to which GCI Liberty will merge with and into GCI Newco (the reincorporation merger), with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware (the surviving corporation), as further described herein; and

  •
  A proposal (which we refer to as the adjournment proposal, and together with the reincorporation merger proposal, the proposals) to authorize the adjournment of the special meeting by GCI Liberty to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the reincorporation merger proposal.

        GCI Liberty will transact no other business at the special meeting except such business as may properly be brought before the special meeting or any adjournment or postponement thereof and included in the notice of such special meeting or any adjournment or postponement thereof.

Quorum

        In order to conduct the business of the special meeting, a quorum must be present. This means that the holders of a majority of the shares of GCI Liberty Capital Stock entitled to vote must be present in person or represented by proxy at the special meeting. For purposes of determining a quorum, your shares will be treated as present even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares will not be treated as present for purposes of determining the presence of a quorum. Accordingly, it is important that you provide directions to your broker as to how to vote your shares. See "—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes" below.

Who May Vote

        Holders of record of shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock, in each case, outstanding at 4:02 p.m., New York City time, on March 9, 2018 (such date and time, the record date), will be entitled to notice of the special meeting and entitled to vote at the special meeting or at any adjournment or postponement thereof.

Votes Required

        The reincorporation merger proposal requires the affirmative votes of the holders of (i) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock, voting together as a single class, (ii) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class A Common Stock, voting separately as a single class, (iii) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class B Common Stock, voting separately as a single class, and (iv) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Series A Preferred Stock, voting separately as a single class.

        The adjournment proposal requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast by the GCI Liberty Class A Common Stock, the GCI Liberty Class B Common Stock and the GCI Liberty Series A Preferred Stock, voting together as a single class, that are present in person or represented by proxy at the special meeting and entitled to vote thereon, assuming a quorum is present.

Votes You Have

        At the special meeting, holders of shares of GCI Liberty Class A Common Stock will have one vote per share, holders of shares of GCI Liberty Class B Common Stock will have ten votes per share, and holders of GCI Liberty Series A Preferred Stock will have one-third of a vote per share, in each case, that the records of GCI Liberty show are owned as of the record date.

Impact on GCI Liberty Series A Preferred Stock

        Under the articles of incorporation of GCI Liberty, if and when the reincorporation merger is consummated, the annual dividend rate on the GCI Liberty Series A Preferred Stock will increase from its current rate of 5% per annum to 7% per annum. If the reincorporation merger is not completed for any reason, including due to a failure to obtain the necessary shareholder approval, the dividend rate will remain at 5% per annum.

Recommendation of Our Board of Directors

        After careful consideration, the board of directors of GCI Liberty (the GCI Liberty board) has unanimously determined that the reincorporation merger, on the terms set forth in the reincorporation merger agreement, and the other transactions contemplated by the reincorporation merger agreement, are fair to, and in the best interests of, GCI Liberty and the GCI Liberty shareholders, and has approved and declared advisable the reincorporation merger agreement and the transactions contemplated thereby, including the reincorporation merger, and unanimously recommends that GCI Liberty shareholders vote "FOR" the reincorporation merger proposal and "FOR" the adjournment proposal.

Shares Outstanding

        As of the record date, there were 104,548,942 shares of GCI Liberty Class A Common Stock, 4,455,308 shares of GCI Liberty Class B Common Stock and 7,251,436 shares of GCI Liberty Series A Preferred Stock issued and outstanding and entitled to vote at the special meeting.

Number of Holders

        As of the record date, there were 1,218 record holders of shares of GCI Liberty Class A Common Stock, 61 record holders of shares of GCI Liberty Class B Common Stock and 243 record holders of shares of GCI Liberty Series A Preferred Stock (which amounts do not include the number of shareholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).

Voting Procedures for Record Holders

        Holders of record of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock as of the record date may vote in person at the special meeting, by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the accompanying proxy card by mail. Instructions for voting by using the telephone or the Internet are printed on the proxy card. In order to vote through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting shareholder separately. Unless subsequently revoked, shares of GCI Liberty Capital Stock represented by a proxy submitted as described herein and received at or before the special meeting will be voted in accordance with the instructions on the proxy.

        YOUR VOTE IS IMPORTANT.    It is recommended that you vote by proxy even if you plan to attend the special meeting. You may change your vote at the special meeting.

        If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Special Meeting of Shareholders, the shares represented by the proxy will be voted "FOR" each of the reincorporation merger proposal and the adjournment proposal.

        If you submit a proxy indicating that you abstain from voting as to a proposal, it will have the same effect as a vote "AGAINST" each of the reincorporation merger proposal and the adjournment proposal.

        If you are a record holder and you do not submit a proxy or vote in person at the special meeting, your shares will not be counted as present for purposes of determining a quorum, and your failure to vote will have no effect on determining whether the adjournment proposal is approved (if a quorum is present); however, it will have the effect of a vote "AGAINST" the reincorporation merger proposal.

Voting Procedures for Shares Held in Street Name

        General.    If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in this case, each of the proposals. Accordingly, to ensure your shares held in street name are voted on the proposals, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.

        If you do not instruct your broker, bank or nominee how to vote your shares of GCI Liberty Capital Stock, it will have no effect (assuming a quorum is present) on the adjournment proposal. However, this will have the same effect as a vote "AGAINST" the reincorporation merger proposal.

Revoking a Proxy

        If you are a record holder and submitted a proxy prior to the start of the special meeting, you may change your vote by voting in person at the special meeting or by delivering a signed proxy revocation or a new, signed proxy with a later date to GCI Liberty, Inc., Proxy Services, c/o Computershare Investor Services, P.O. Box 505008, Louisville, Kentucky 40233-9814. Any signed proxy revocation or later-dated proxy must be received before the start of the special meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 2:00 a.m., New York City time, on April 23, 2018.

        Your attendance at the special meeting will not, by itself, revoke a prior vote or proxy from you.

        If your shares are held in an account by a broker, bank or other nominee, you should contact them to change your vote or revoke your proxy.

Solicitation of Proxies

        GCI Liberty is soliciting proxies by means of this proxy statement on behalf of the GCI Liberty board. In addition to this mailing, GCI Liberty employees and agents may solicit proxies personally or by telephone. GCI Liberty pays the cost of soliciting these proxies. GCI Liberty also reimburses brokers and other nominees for their expenses in sending, if requested, paper proxy materials to you and getting your voting instructions.

        In addition, GCI Liberty has retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of $7,500, plus reasonable out of pocket costs and expenses.

        If you have any questions about voting or attending the special meeting, please contact GCI Liberty Investor Relations at (833) 618-8602, or D.F. King at (212) 269-5550 (brokers and banks only) or (866) 721-1324 (toll free).

Other Matters to be Voted On at the Special Meeting

        The GCI Liberty board is not currently aware of any business to be acted on at the special meeting other than that which is described in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought to a vote at the special meeting, the persons designated as proxies will have discretion to vote or to act on these matters in accordance with their best judgment.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

        In this proxy statement, we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "intend," "continue," "believe," "expect," "anticipate," "should," "could" or similar terminology. These statements are based upon management's current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, our inability to complete the reincorporation merger due to the failure to obtain the required shareholder approvals; potential litigation relating to the reincorporation merger; and costs, charges and expenses relating to the reincorporation merger. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading "Risk Factors" in our most recent Annual Report on Form 10-K and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

        We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations. Any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors which are beyond our control.

        All of the materials related to the reincorporation merger that we file with the SEC will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents we file with the SEC by contacting GCI Liberty Investor Relations at (833) 618-8602. For a more detailed description of the additional information available, please see "Where You Can Find More Information."

 INFORMATION ABOUT THE REINCORPORATION MERGER

Overview of the Reincorporation Merger

        GCI Liberty has entered into the reincorporation merger agreement for the limited purpose of changing GCI Liberty's state of incorporation from the State of Alaska to the State of Delaware, and adopting an amended and restated certificate of incorporation (the Surviving Corporation Charter) and bylaws (the Surviving Corporation Bylaws) to account for certain differences in Delaware law as compared to Alaska law. GCI Liberty is reincorporating in the State of Delaware in connection with the completion of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of April 4, 2017, by and among Liberty Interactive Corporation, a Delaware corporation (to be renamed Qurate Retail Group, Inc., Qurate) (Liberty Interactive), Liberty Interactive LLC, a Delaware limited liability company and a wholly owned subsidiary of Liberty Interactive, and GCI Liberty (then named General Communication, Inc.), as amended (the GCI reorganization agreement).

        Pursuant to the GCI reorganization agreement, following the amendment and restatement of GCI Liberty's articles of incorporation on February 2, 2018 (which, among other things, reclassified the capital stock of GCI Liberty (the reclassification) and changed GCI Liberty's name from "General Communication, Inc." to "GCI Liberty, Inc."), and the subsequent conversion of GCI Liberty's outstanding capital stock on March 8, 2018 (the auto conversion), Liberty Interactive contributed assets and liabilities attributed to its Ventures Group (following the reattribution by Liberty Interactive of certain assets and liabilities from its Ventures Group to its QVC Group (the reattribution)) to GCI Liberty on March 9, 2018, in exchange for a controlling equity interest in GCI Liberty (the contribution). Following the completion of the contribution, on March 9, 2018, Liberty Interactive split-off its controlling interest in GCI Liberty to holders of shares of Liberty Interactive's Series A Liberty Ventures common stock, par value $0.01 per share (LVNTA), and Liberty Interactive's Series B Liberty Ventures common stock, par value $0.01 per share (LVNTB), by means of a redemption of each outstanding share of LVNTA and LVNTB for one share of GCI Liberty Class A Common Stock and GCI Liberty Class B Common Stock, respectively (the split-off, and together with the reclassification, auto conversion and contribution, the GCI transactions).

        Pursuant to the GCI reorganization agreement, GCI Liberty agreed to form GCI Newco and to enter into, and to cause GCI Newco to enter into, a merger agreement with respect to the merger of GCI Liberty with and into GCI Newco for the purpose of reincorporating the combined company in the State of Delaware, with such merger to be effected following the split-off.

        In the reincorporation merger, (i) each outstanding share of GCI Liberty Class A Common Stock will automatically be converted into one validly issued, fully paid and non-assessable share of Series A common stock, par value $0.01 per share, of the surviving corporation (the Surviving Corporation Series A Common Stock), (ii) each outstanding share of GCI Liberty Class B Common Stock will automatically be converted into one validly issued, fully paid and non-assessable share of Series B common stock, par value $0.01 per share, of the surviving corporation (the Surviving Corporation Series B Common Stock), and (iii) each outstanding share of GCI Liberty Series A Preferred Stock will automatically be converted into one validly issued, fully paid and non-assessable share of Series A Cumulative Redeemable Preferred Stock of the surviving corporation (the Surviving Corporation Series A Preferred Stock, and together with the Surviving Corporation Series A Common Stock and the Surviving Corporation Series B Common Stock, the Surviving Corporation Capital Stock).

        No fractional shares of Surviving Corporation Capital Stock will be issued in the reincorporation merger. Instead, the surviving corporation will issue to each GCI Liberty shareholder entitled to a fractional share as a result of the reincorporation merger a scrip, which scrip will represent such fractional share and will entitle such GCI Liberty shareholder, subject to the terms of the scrip and the reincorporation merger agreement, to receive a full share of the applicable class or series of Surviving Corporation Capital Stock upon the surrender of scrip which in the aggregate represent a full share of such class or series of Surviving Corporation Capital Stock. The shares for which such scrip are exchangeable will be aggregated and sold by or on behalf of the surviving corporation in the public market, with the proceeds from such aggregation and sale (less any brokerage charges, commissions, transfer taxes or other sale expenses) paid pro rata to the registered holders of such scrip (without interest) in full satisfaction thereof. The scrip will not be transferable without the consent of the board of directors of the surviving corporation, and no holder of the scrip will be entitled to exercise any voting rights, to receive any dividends, or to participate in any of the assets of the surviving corporation in the event of liquidation. The issuance of scrip and subsequent cash payment in satisfaction thereof is solely for the purpose of avoiding the expense and inconvenience to the surviving corporation of issuing fractional shares of the Surviving Corporation Capital Stock in the reincorporation merger, and do not represent separately bargained-for consideration.

        Following the consummation of the reincorporation merger, GCI Newco as the surviving corporation will be renamed "GCI Liberty, Inc." The surviving corporation will own all of the assets of GCI Liberty, succeed to all of the liabilities of GCI Liberty and continue to conduct the operations and businesses of GCI Liberty as they are conducted immediately prior to the reincorporation merger, except that the surviving corporation will be incorporated in the State of Delaware. No changes are expected to the financial presentation of the surviving corporation as compared to that of current GCI Liberty.

Information About the Companies

  GCI Liberty, Inc.

        GCI Liberty is a publicly traded holding company which holds equity interests in publicly traded companies (as further described below) and which, through its subsidiaries, is the largest Alaska-based communications provider as measured by revenues. GCI Liberty provides a full range of wireless, data, video, voice, and managed services to residential customers, businesses, governmental entities, and educational and medical institutions primarily in Alaska under the GCI brand. Due to the unique nature of the markets that GCI Liberty serves, including harsh winter weather and remote geographies, GCI Liberty's customers rely extensively on GCI Liberty's systems to meet their communication and entertainment needs.

        Since GCI Liberty's founding in 1979 as a competitive long distance provider (then known as "General Communication, Inc." and referred to in this proxy statement as Legacy GCI when referencing such company prior to the closing of the GCI transactions), GCI Liberty has consistently expanded its product portfolio and facilities to become the leading integrated communication services provider in its markets. GCI Liberty's facilities include redundant and geographically diverse digital undersea fiber optic cable systems linking its Alaska terrestrial networks to the networks of other carriers in the lower 48 contiguous states. In recent years, GCI Liberty (including while operating as Legacy GCI) expanded its efforts in wireless and presently operates the only statewide wireless network.

        For the year ended December 31, 2017, Legacy GCI generated consolidated revenues of $919.2 million. Legacy GCI had 219,400 wireless subscribers and 134,800 cable modem subscribers as of December 31, 2017.

        On March 9, 2018, GCI Liberty and Liberty Interactive consummated the contribution, whereby Liberty Interactive contributed assets attributed to its Ventures Group following the reattribution to GCI Liberty in exchange for (i) shares of GCI Liberty Class A Common Stock and GCI Liberty Class B Common Stock representing a controlling interest in GCI Liberty, (ii) the assumption by GCI Liberty of Liberty Interactive's liabilities attributed to its Ventures Group following the reattribution and (iii) cash. Following the contribution, Liberty Interactive split-off its controlling interest in GCI Liberty to holders of shares of LVNTA and LVNTB in full redemption thereof. Following the split-off and the closing of the GCI transactions under the GCI reorganization agreement on March 9, 2018, GCI Liberty has continued to operate the Legacy GCI businesses consistent with Legacy GCI's past practice.

        The address of GCI Liberty's principal executive office is 12300 Liberty Blvd., Englewood, Colorado 80112, and its telephone number at that address is (720) 875-5900.

  GCI Merger Sub, Inc.

        GCI Newco is a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty. GCI Newco was formed by GCI Liberty for the purpose of engaging in the reincorporation merger as contemplated by the GCI reorganization agreement and the reincorporation merger agreement, has not conducted any business activities, and has no assets, liabilities or obligations other than those contemplated by the reincorporation merger agreement.

        The address for GCI Newco is c/o GCI Liberty, Inc., 12300 Liberty Blvd., Englewood, Colorado 80112.

Background of the Reincorporation Merger

        During the discussions and negotiations regarding the GCI transactions and the reorganization agreement in early 2017, Legacy GCI and Liberty Interactive discussed the possibility and potential of reincorporating the combined company in Delaware. Liberty Interactive and Legacy GCI considered, among other things, the potential advantages that the corporate law of the State of Delaware would afford the new combined company (for a more detailed discussion regarding the reasons for and advantages of the reincorporation merger, please see "GCI Liberty's Purpose and Reasons for the Reincorporation Merger" below). However, due to, among other things, certain particulars of the corporate law of the State of Alaska, any reincorporation in the State of Delaware required a merger of the combined company into a new Delaware corporation following the closing of the GCI transactions under the GCI reorganization agreement.

        Following further discussions and negotiations between Legacy GCI and Liberty Interactive and the exchanging of drafts of the GCI reorganization agreement, Legacy GCI and Liberty Interactive agreed in the GCI reorganization agreement that, after the split-off, GCI Liberty would cause the special meeting to be held for the purpose of submitting the reincorporation merger agreement to its shareholders for approval.

        The GCI reorganization agreement includes a covenant by Legacy GCI to (i) form GCI Newco as a wholly owned subsidiary and (ii) enter into the reincorporation merger agreement with GCI Newco, pursuant to which the reincorporation merger will be effected, subject to the satisfaction of the conditions set forth in the reincorporation merger agreement. On March 9, 2018, the parties closed the GCI transactions under the GCI reorganization agreement and on March 22, 2018, GCI Liberty and GCI Newco executed the reincorporation merger agreement.

Recommendation of the GCI Liberty Board of Directors

        The GCI Liberty board has unanimously determined that the reincorporation merger, on the terms set forth in the reincorporation merger agreement, and the other transactions contemplated by the reincorporation merger agreement, are fair to, and in the best interests of, GCI Liberty and the GCI Liberty shareholders, and has approved and declared advisable the reincorporation merger agreement and the transactions contemplated thereby, including the reincorporation merger, and unanimously recommends that GCI Liberty shareholders vote "FOR" the reincorporation merger proposal and "FOR" the adjournment proposal.

GCI Liberty's Purpose and Reasons for the Reincorporation Merger

        In reaching its decision that the reincorporation merger, on the terms set forth in the reincorporation merger agreement, and the other transactions contemplated by the reincorporation merger agreement, are fair to, and in the best interests of, GCI Liberty and the GCI Liberty shareholders, the GCI Liberty board considered a number of matters that it believes support its determination, including (not necessarily in order of importance):

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  that the corporate laws of the State of Delaware, including the General Corporation Law of the State of Delaware (DGCL), are more comprehensive, flexible, widely used and extensively interpreted than the corporate laws of the State of Alaska;

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  the familiarity and experience of the judicial system of the State of Delaware with corporate law matters and the substantial case law and body of judicial decisions on corporate law matters by Delaware courts, which provide greater clarity and predictability with respect to corporate legal and governance affairs;

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  the efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

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  the potential to reduce GCI Liberty's legal fees and administrative costs, as its senior management team and many of its current advisors are more familiar with the legal and administrative rules and regulations of the State of Delaware and, absent the reincorporation merger, GCI Liberty's senior management team would need to learn the specifics of Alaska corporate law and may be required to retain additional advisors with respect to certain Alaska corporate matters;

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  that the Delaware General Assembly frequently considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association to ensure that the Delaware corporate statutes continue to be responsive to stockholder's rights and the evolving needs of businesses;

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  the potential to more easily attract future candidates for, and retain individuals willing to serve on, the GCI Liberty board, as more of such candidates and individuals are familiar with the laws governing directors under the DGCL, including provisions relating to indemnification and fiduciary duties, due to their previous and current business experiences at Delaware corporations;

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  the belief that underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility and certainty afforded by the DGCL;

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  the belief that investors, including investment funds, sophisticated investors and brokerage firms may be more willing to invest in a Delaware corporation than in a corporation incorporated in Alaska or another U.S. jurisdiction whose corporate laws are less understood and may be perceived to be less responsive to stockholders' rights and business needs; and

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  the fact that the reincorporation merger will not impact GCI Liberty's daily and ordinary course business operations or its listing on the Nasdaq Global Select Market.

The Reincorporation Merger Agreement

        This section summarizes material provisions of the reincorporation merger agreement. This summary does not purport to be complete and may not contain all of the information about the reincorporation merger agreement that is important to you. Additionally, the summary of the reincorporation merger agreement is subject to, and qualified in its entirety by reference to, the reincorporation merger agreement, a copy of which is included as Annex A of this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the reincorporation merger agreement and not by this summary or any other information contained in this proxy statement. You are urged to read the reincorporation merger agreement carefully and in its entirety before making any decisions regarding the reincorporation merger agreement and the reincorporation merger.

        The following summary of the reincorporation merger agreement is included in this proxy statement only to provide you with information regarding the material terms and conditions of the reincorporation merger agreement, and not to provide any other information about GCI Liberty or its businesses.

  Overview of the Reincorporation Merger Agreement

        The reincorporation merger agreement provides that, at the effective time of the reincorporation merger (the effective time), and pursuant to the Alaska Corporation Code (ACC), the DGCL, GCI Liberty's amended and restated articles of incorporation (the GCI Liberty Articles) and GCI Liberty's bylaws (the GCI Liberty Bylaws), GCI Liberty will merge with and into GCI Newco, with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware.

  Effect on Shares of GCI Liberty Capital Stock

        The reincorporation merger agreement provides that, at the effective time, shares of GCI Liberty Capital Stock will convert, on a one-for-one basis, into shares of the corresponding series of Surviving Corporation Capital Stock.

        Specifically, at the effective time, upon the terms and subject to the conditions of the reincorporation merger agreement:

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  each share of GCI Liberty Class A Common Stock issued and outstanding immediately prior to the effective time shall automatically be converted into one validly issued, fully paid and non-assessable share of Surviving Corporation Series A Common Stock;

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  each share of GCI Liberty Class B Common Stock issued and outstanding immediately prior to the effective time shall automatically be converted into one validly issued, fully paid and non-assessable share of Surviving Corporation Series B Common Stock; and

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  each share of GCI Liberty Series A Preferred Stock issued and outstanding immediately prior to the effective time shall automatically be converted into one validly issued, fully paid and non-assessable share of Surviving Corporation Series A Preferred Stock.

        No fractional shares of Surviving Corporation Capital Stock will be issued in the reincorporation merger. Instead, the surviving corporation will issue to each GCI Liberty shareholder entitled to a fractional share as a result of the reincorporation merger a scrip, which scrip will represent such fractional share and will entitle such GCI Liberty shareholder, subject to the terms of the scrip and the reincorporation merger agreement, to receive a full share of the applicable class or series of Surviving Corporation Capital Stock upon the surrender of scrip which in the aggregate represent a full share of such class or series of Surviving Corporation Capital Stock. The shares for which such scrip are exchangeable will be aggregated and sold by or on behalf of the surviving corporation in the public market, with the proceeds from such aggregation and sale (less any brokerage charges, commissions, transfer taxes or other sale expenses) paid pro rata to the registered holders of such scrip (without interest) in full satisfaction thereof. The scrip will not be transferable without the consent of the board of directors of the surviving corporation, and no holder of the scrip will be entitled to exercise any voting rights, to receive any dividends, or to participate in any of the assets of the surviving corporation in the event of liquidation. The issuance of scrip and subsequent cash payment in satisfaction thereof is solely for the purpose of avoiding the expense and inconvenience to the surviving corporation in issuing fractional shares of the Surviving Corporation Capital Stock in the reincorporation merger, and do not represent separately bargained-for consideration.

  Effect on GCI Liberty Equity Awards

        At the effective time, upon the terms and subject to the conditions of the reincorporation merger agreement, any (i) option to purchase shares of GCI Liberty Capital Stock, (ii) restricted share awards of GCI Liberty Capital Stock, (iii) stock appreciation rights with respect to shares of GCI Liberty Capital Stock and (iv) restricted stock units with respect to shares of GCI Liberty Capital Stock, in each case, will be assumed by the surviving corporation, and will be converted into a corresponding award with respect to a number of shares of the corresponding series of Surviving Corporation Capital Stock equal to the number of shares as such award related immediately prior to the effective time multiplied by 1.0 (with the number of shares of Surviving Corporation Capital Stock subject to option awards rounded down to the nearest whole share). All other terms and conditions applicable to such awards immediately prior to the effective time, including applicable exercise prices and vesting terms, will continue to apply to the converted awards.

  Directors and Officers

        The reincorporation merger agreement provides that, subject to applicable law, GCI Liberty and GCI Newco will take all requisite action such that the directors and officers of GCI Liberty immediately prior to the effective time shall be the initial directors and officers of the surviving corporation from and after the effective time, and will hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

  Organizational Documents

        The reincorporation merger agreement provides that, at the effective time, the certificate of incorporation of GCI Newco as in effect immediately prior to the effective time shall be amended and restated in the reincorporation merger as set forth on Exhibit A to the reincorporation merger agreement, including to change the name of the surviving corporation to "GCI Liberty, Inc." and to account for certain differences in Delaware law as compared to Alaska law, and as so amended and restated will remain in effect as the certificate of incorporation of the surviving corporation, until thereafter further amended and restated as provided therein and in accordance with the DGCL. In addition, the reincorporation merger agreement provides that, at the effective time, the bylaws of GCI Newco as in effect immediately prior to the effective time shall be amended and restated in the reincorporation merger as set forth on Exhibit B to the reincorporation merger agreement, and as so amended and restated will remain in effect as the bylaws of the surviving corporation, until thereafter further amended in accordance with the provisions therein and in accordance with the surviving corporation's certificate of incorporation and the DGCL.

  Exchange of Shares in the Reincorporation Merger

        At the effective time, any stock certificate that, immediately prior to the effective time, represented an issued and outstanding share of GCI Liberty Capital Stock shall represent only the number and series of whole shares of Surviving Corporation Capital Stock into which such shares of Company Capital Stock have been converted in the reincorporation merger. Promptly after the closing of the reincorporation merger, GCI Liberty will mail, or will cause the exchange agent of GCI Liberty to mail, to each GCI shareholder as of the record date, (i) a letter of transmittal in customary form for use in effecting the delivery of such holder's certificated shares to the exchange agent and (ii) instructions for effecting the surrender of certificates representing such shares in exchange for the consideration issuable and payable in respect thereof. In addition, at the effective time, issued and outstanding shares of GCI Liberty Capital Stock that are in non-certificated book-entry form shall automatically become the number and series of whole shares of Surviving Corporation Capital Stock into which such shares of GCI Liberty Capital Stock have been converted in the reincorporation merger. No letters of transmittal will be delivered to holders of shares in book-entry form, and such holders of shares in book-entry form will not need to take any action to receive their shares of Surviving Corporation Capital Stock in the reincorporation merger. The recording of the conversion of such shares will be effected in accordance with the customary procedures of the exchange agent of GCI Liberty (which will also be the exchange agent of the surviving corporation with respect to securities in non-certificated book-entry form).

  Conditions to the Completion of the Reincorporation Merger

        The respective obligations of GCI Liberty and GCI Newco to effect the reincorporation merger are subject to the satisfaction or, with respect to the third bullet listed below only, waiver, of the following conditions by each of GCI Liberty and GCI Newco:

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  the requisite approval by the GCI Liberty shareholders of the reincorporation merger proposal at the special meeting;

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  the receipt by GCI Liberty of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP (Skadden Arps) to the effect that, under current U.S. federal income tax law, the reincorporation merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended; and

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  the making of certain filings and the obtaining of certain consents.

  Termination of the Reincorporation Merger Agreement

        The reincorporation merger agreement may be terminated and the reincorporation merger may be abandoned at any time prior to the effective time in the sole discretion of the GCI Liberty board in accordance with the terms of the reincorporation merger agreement.

Impact on GCI Liberty Series A Preferred Stock

        Under the amended and restated articles of incorporation of GCI Liberty, if and when the reincorporation merger is consummated, the annual dividend rate on the GCI Liberty Series A Preferred Stock will increase from its current rate of 5% per annum to 7% per annum. If the reincorporation merger is not completed for any reason, including due to a failure to obtain the necessary shareholder approval, the dividend rate will remain at 5% per annum.

Plans for the Surviving Corporation after the Reincorporation Merger

        Following the consummation of the reincorporation merger, GCI Newco as the surviving corporation will be renamed "GCI Liberty, Inc.", and it is anticipated that the surviving corporation will continue to conduct its operations and business as they are currently being conducted by GCI Liberty, except that the surviving corporation will be incorporated in the State of Delaware.

Additional Agreements in Connection with the Reincorporation Merger

  The Duncan Voting Agreement

        In connection with the GCI reorganization agreement, on April 4, 2017, Liberty Interactive and Legacy GCI entered into a voting agreement with Ronald A. Duncan and Dani Bowman, each a shareholder of GCI Liberty (such shareholders, the Duncan parties, and such agreement, the Duncan voting agreement) with respect to the Duncan parties' shares of GCI Liberty Capital Stock received in exchange for the Duncan parties' shares of Class B common stock of Legacy GCI in the reclassification and auto conversion (the Duncan shares). As of the record date for the special meeting, the Duncan parties collectively beneficially owned approximately 1.4% of the outstanding shares of, and the votes entitled to be cast by, the GCI Liberty Class A Common Stock, and approximately 6.3% of the outstanding shares of, and the votes entitled to be cast by, the GCI Liberty Series A Preferred Stock (collectively representing, in the aggregate, approximately 1.1% of the votes entitled to be cast by the GCI Liberty Capital Stock outstanding on the record date).

        In addition to certain obligations with respect to the transactions contemplated by the GCI reorganization agreement, pursuant to and during the term of the Duncan voting agreement, the Duncan parties agreed, among other things and subject to certain conditions and exceptions, to:

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  at any meeting of GCI Liberty shareholders called to vote upon the reincorporation merger, or at any postponement or adjournment thereof, vote the Duncan shares in favor of the reincorporation merger;

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  vote the Duncan shares against any amendments to the organizational documents of GCI Liberty which would reasonably be expected to (i) breach any covenant, obligation, representation or warranty of GCI Liberty set forth in the GCI reorganization agreement, (ii) change the voting rights of the GCI Liberty capital stock or (iii) prevent, impede, delay or otherwise adversely affect the timely consummation of the reincorporation merger;

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  not (i) sell, transfer, pledge, encumber, exchange, assign, convert, tender or otherwise dispose of the Duncan shares, or consent to any transfer thereof, or (ii) enter into any voting agreements, whether by proxy, voting agreement or otherwise, with respect to the Duncan shares, other than, in the cause of either of clause (i) or (ii), to certain permitted transferees who agree in writing to be bound by the terms of the Duncan voting agreement; and

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  grant authorized signatories of GCI Liberty an irrevocable proxy to vote the Duncan shares as described above.

        The obligations of the Duncan parties under the Duncan voting agreement will remain in effect until the earlier of (i) the consummation of the reincorporation merger, and (ii) March 9, 2019 (the one year anniversary of the split-off).

        This summary of the Duncan voting agreement is subject to, and is qualified in its entirety by reference to, the full text of that agreement, a copy of which is included as Annex B of this proxy statement and is incorporated herein by reference.

  The Stanton Voting Agreement

        Also in connection with the GCI reorganization agreement, on April 4, 2017, Liberty Interactive and Legacy GCI entered into a voting agreement with John W. Stanton and Theresa E. Gillespie, each a shareholder of GCI Liberty (such shareholders, the Stanton parties, and such agreement, the Stanton voting agreement) with respect to the Stanton parties' shares of GCI Liberty Capital Stock received in the reclassification and auto-conversion (the Stanton shares). As of the record date for the special meeting, the Stanton parties collectively beneficially owned approximately 1.6% of the outstanding shares of, and the votes entitled to be cast by, the GCI Liberty Class A Common Stock, and approximately 7.4% of the outstanding shares of, and the votes entitled to be cast by, the GCI Liberty Series A Preferred Stock (collectively representing, in the aggregate, approximately 1.2% of the votes entitled to be cast by the GCI Liberty Capital Stock outstanding on the record date).

        In addition to certain obligations with respect to the transactions contemplated by the GCI reorganization agreement, pursuant to and during the term of the Stanton voting agreement, the Stanton parties agreed, among other things and subject to certain conditions and exceptions, to:

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  at any meeting of GCI Liberty shareholders called to vote upon the reincorporation merger, or at any postponement or adjournment thereof, vote the Stanton shares in favor of the reincorporation merger;

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  vote the Stanton shares against any amendments to the organizational documents of GCI Liberty which would reasonably be expected to prevent, impede, interfere or be inconsistent with, delay, discourage or adversely affect the timely consummation of the reincorporation merger;

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  not (i) sell, transfer, pledge, encumber, exchange, assign, convert, tender or otherwise dispose of the Stanton shares, or consent to any transfer thereof, or (ii) enter into any voting agreements, whether by proxy, voting agreement or otherwise, with respect to the Stanton shares, other than, in the cause of either of clause (i) or (ii), to immediate family members, certain trusts, wholly-owned subsidiaries and certain other transferees as set forth in the Stanton voting agreement, if such transferees agree in writing to be bound by the terms of the Stanton voting agreement; and

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  grant authorized signatories of GCI Liberty an irrevocable proxy to vote the Stanton shares as described above.

        GCI Liberty agreed to pay the fees and expenses of the Stanton parties incurred in connection with the Stanton voting agreement and to indemnify the Stanton parties for losses relating to or arising out of the Stanton voting agreement, the GCI reorganization agreement, the reincorporation merger, and the transactions contemplated thereby. Any amounts payable to the Stanton parties pursuant to the indemnification and expense reimbursement provisions of the Stanton voting agreement will be paid in shares of GCI Liberty Class A Common Stock, subject to a cap.

        The obligations of the Stanton parties under the Stanton voting agreement will remain in effect until the earliest of certain termination events set forth in the Stanton Voting Agreement, including, without limitation, (i) the consummation of the reincorporation merger, (ii) the six-month anniversary of the special meeting at which the reincorporation merger is presented for approval, and (iii) March 9, 2019 (the one year anniversary of the split-off).

        This summary of the Stanton voting agreement is subject to, and is qualified in its entirety by reference to, the full text of that agreement, a copy of which is included as Annex C of this proxy statement and is incorporated herein by reference.

  The Malone Voting Agreement

        Also in connection with the GCI reorganization agreement, on April 4, 2017, Liberty Interactive and Legacy GCI entered into a voting agreement with John C. Malone and Leslie Malone, each currently a shareholder of GCI Liberty (and at the time of executing such agreement, each a holder of shares of Liberty Ventures common stock) (such shareholders, the Malone parties, and such agreement, the Malone voting agreement), with respect to the Malone parties' shares of GCI Liberty Class B Common Stock (following the redemption of the Malone parties' shares of LVNTB in the split-off) (the Malone shares). As of the record date for the special meeting, the Malone parties collectively beneficially owned less than 1% of the outstanding shares of, and the votes entitled to be cast by, the GCI Liberty Class A Common Stock, approximately 90.3% of the outstanding shares of, and the votes entitled to be cast by, the GCI Liberty Class B Common Stock, and less than 1% of the outstanding shares of, and the votes entitled to be cast by, GCI Liberty Series A Preferred Stock (collectively representing, in the aggregate, approximately 26.9% of the votes entitled to be cast by the GCI Liberty Capital Stock outstanding on the record date).

        In addition to certain obligations with respect to the transactions contemplated by the GCI reorganization agreement, pursuant to and during the term of the Malone voting agreement, the Malone parties agreed, among other things and subject to certain conditions and exceptions, to:

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  at any meeting of GCI Liberty shareholders called to vote upon the reincorporation merger, or at any postponement or adjournment thereof, vote the Malone shares in favor of the reincorporation merger;

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  vote the Malone shares against any action, proposal, agreement or transaction (including any proposed amendments to the organizational documents of GCI Liberty) that is intended to, or could reasonably be expected to, impair, impede, interfere with, delay, postpone, frustrate the purpose of or otherwise adversely affect (in any material respect) the approval of the reincorporation merger;

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  not (i) sell, dispose of or transfer any of the Malone shares, or the voting rights with respect thereto (including by way of tendering such shares into a tender or exchange offer, or converting such shares into another security), (ii) grant any proxies or powers of attorney with respect to the Malone shares, deposit the Malone shares into a voting trust or enter into a voting agreement with respect to the Malone shares, unless, in the case of either of clause (i) or (ii), to certain permitted transferees who agree in writing to be bound by the terms of the Malone voting agreement; and

  •
  grant authorized signatories of GCI Liberty an irrevocable proxy to vote the Malone shares as described above.

        Liberty Interactive agreed to pay the reasonable out-of-pocket fees and expenses of the Malone parties incurred in connection with the Malone voting agreement up to $75,000. In addition, Liberty Interactive will indemnify the Malone parties for losses arising out of or resulting from the Malone voting agreement, the GCI reorganization agreement, the reincorporation merger, and the transactions contemplated thereby.

        The obligations of the Malone parties under the Malone voting agreement will remain in effect until the earlier of (i) the consummation of the reincorporation merger, and (ii) March 9, 2019 (the one year anniversary of the split-off).

        This summary of the Malone voting agreement is subject to, and is qualified in its entirety by reference to, the full text of that agreement, a copy of which is included as Annex D of this proxy statement and is incorporated herein by reference.

Dissenters' Rights

  Dissenters' Rights for Holders of GCI Liberty Class B Common Stock

        Pursuant to the ACC, holders of GCI Liberty Class B Common Stock have the right to dissent to the reincorporation merger. The following is a non-exhaustive summary of certain procedures under AS 10.06.576-.580 relating to the exercise of that right and the payment to which a dissenting shareholder is entitled upon exercise of that right.

        AS 10.06.576 governs a shareholder's exercise of the right of dissent. That statute provides, among other things, that a shareholder electing to exercise this right to dissent shall file with the corporation, before or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed reincorporation merger. The objection must include a notice of election to dissent, the shareholder's name and residence address, the number and classes of shares as to which the shareholder dissents, and a demand for payment of the fair value of the shares if the action is taken. Because certificates have not been issued for GCI Liberty Class B Common Stock, the corporation or its transfer agent shall note conspicuously on a document that a notice of election to dissent has been filed, and shall return that document to the shareholder.

        Under AS 10.06.578, GCI Liberty (or if the reincorporation merger has been completed, the surviving corporation) shall make a written offer by certified mail to each holder of GCI Liberty Class B Common Stock who has filed a notice of election to dissent, to pay the amount the corporation estimates to be the fair value of the shares. The offer must include various information required to be included under the statute. If the reincorporation merger has already been completed, the offer must also be accompanied by advance payment of the offered amount to each shareholder. If the reincorporation merger has not been completed when the offer is made, the advance payment shall be sent to each shareholder entitled to the payment, after completion of the reincorporation merger. The corporation may consider that a shareholder who fails to make written objection to the amount tendered within 30 days of the date the offer was mailed, has agreed that the amount offered represents the fair value of the shares. Notwithstanding the foregoing, the corporation may not make a payment if it would violate certain statutory restrictions on distributions to shareholders, in which case the corporation must give other notice to the dissenting shareholders, and a dissenting shareholder has the option to withdraw the notice of election to dissent or to retain the status of a dissenter subject to certain restrictions as set forth in the statute.

        AS 10.06.580 provides for a judicial determination of fair value of the shares if the corporation fails to make the offer required by AS 10.06.578 or the shareholder rejects the offer within the 30-day period specified in AS 10.06.578. The corporation shall, within 20 days after the expiration of that 30-day period, file a petition in the Third Judicial District, State of Alaska, requesting that the fair value of the shares be determined. If the corporation fails to institute a proceeding as required, a dissenting shareholder may institute a proceeding in the name of the corporation within 30 days after the 20-day period granted to the corporation, and if a dissenting shareholder fails to do so, the dissenter loses the dissenter's rights unless the superior court, for good cause shown, otherwise directs. All dissenting shareholders who have rejected the corporate offer shall be made parties to the proceeding. A dissenting shareholder who is a party to the proceeding is entitled to judgment against the corporation for the amount determined by the court to the fair value of that shareholder's shares valued at the close of business on the day before the date on which the vote was taken approving the proposed reincorporation merger. The judgment must include fair and equitable interest as determined by the court unless the shareholder's refusal to accept the corporate offer is found to have been arbitrary, vexatious, or otherwise in bad faith. A party to the proceeding shall bear its own fees and costs, except that the court has the discretion to award fees and costs under circumstances set forth in AS 10.06.580. Unless the payment would violate certain statutory restrictions on distributions to shareholders, the corporation shall, within 60 days after the final determination in the proceeding, pay to each dissenting shareholder who is a party to the proceeding the amount determined by the court in exchange for the surrender of the dissenter's shares.

  No Dissenters' Rights for Holders of GCI Liberty Class A Common Stock and GCI Liberty Series A Preferred Stock

        Pursuant to the ACC, holders of shares of GCI Liberty Class A Common Stock and GCI Liberty Series A Preferred Stock do not have dissenters' rights in connection with the reincorporation merger.

U.S. Federal Income Tax Consequences

        The following discussion summarizes the U.S. federal income tax consequences of the reincorporation merger to (i) holders of GCI Liberty Class A Common Stock and GCI Liberty Class B Common Stock that exchange such shares for shares of Surviving Corporation Series A Common Stock and Surviving Corporation Series B Common Stock, respectively, and cash in respect of scrip pursuant to the reincorporation merger and (ii) holders of GCI Liberty Series A Preferred Stock that exchange such shares for shares of Surviving Corporation Series A Preferred Stock and cash in respect of scrip pursuant to the reincorporation merger.

        This discussion is based on the Internal Revenue Code of 1986, as amended (the Code), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this document, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to shareholders that are U.S. holders (as defined below) and that hold their shares of GCI Liberty Capital Stock as capital assets, within the meaning of Section 1221 of the

Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of GCI Liberty Capital Stock in light of their particular circumstances, nor does it address any tax consequences to shareholders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships (including entities treated as partnerships for U.S. federal income tax purposes), persons who acquired their shares of GCI Liberty Capital Stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, persons that have a functional currency other than the U.S. dollar, persons who hold their shares of GCI Liberty Capital Stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes, and persons who hold their shares of GCI Liberty Series A Preferred Stock as "section 306 stock" within the meaning of Section 306 of the Code. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences. Moreover, this discussion does not address the tax consequences of the exercise of any dissenters' rights in connection with the reincorporation merger.

        Holders of GCI Liberty Capital Stock are urged to consult their tax advisors as to the particular tax consequences to them as a result of the reincorporation merger.

        For purposes of this section, a U.S. holder is a beneficial owner of GCI Liberty Capital Stock that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or a resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

        If a partnership (including any entity treated as partnership for U.S. federal income tax purposes) holds shares of GCI Liberty Capital Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of GCI Liberty Capital Stock should consult its tax advisor regarding the tax consequences of the reincorporation merger.

  Treatment of the Reincorporation Merger

        The completion of the reincorporation merger is conditioned upon the receipt by GCI Liberty of the opinion of Skadden Arps to the effect that, under current U.S. federal income tax law, the reincorporation merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. This condition to completion of the reincorporation merger may not be waived by GCI Liberty.

        The opinion of Skadden Arps will be based on the law in effect as of the time of the reincorporation merger and will rely upon certain assumptions, as well as statements, representations, and undertakings made by officers of GCI Liberty. If any of those statements, representations, or assumptions is incorrect or untrue in any material respect or any of those undertakings is not complied with, or if the facts upon which the opinion of Skadden Arps is based are materially different from the actual facts that exist at the time of the reincorporation merger, the conclusions reached in such opinion could be adversely affected.

        GCI Liberty does not intend to seek a ruling from the IRS regarding the U.S. federal income tax treatment of the reincorporation merger. The legal authorities upon which the opinion of Skadden Arps will be based are subject to change or differing interpretations at any time, possibly with retroactive effect. An opinion of counsel is not binding on courts or the IRS, and there can be no assurance that the IRS will not challenge the conclusions reached in such opinion or that a court would not sustain such a challenge.

        Assuming, consistent with the opinion of Skadden Arps, that the reincorporation merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, then, for U.S. federal income tax purposes:

  •
  no gain or loss will be recognized by, and no amount will be included in the income of, a holder of GCI Liberty Capital Stock upon the receipt of shares of Surviving Corporation Capital Stock pursuant to the reincorporation merger, except with respect to any cash received in respect of scrip;

  •
  the aggregate tax basis of the shares of Surviving Corporation Series A Common Stock received by a holder of GCI Liberty Class A Common Stock in the reincorporation merger (including any scrip for which a payment of cash is received, as described below) will equal the aggregate tax basis of the GCI Liberty Class A Common Stock exchanged therefor;

  •
  the aggregate tax basis of the shares of Surviving Corporation Series B Common Stock received by a holder of GCI Liberty Class B Common Stock in the reincorporation merger will equal the aggregate tax basis of the GCI Liberty Class B Common Stock exchanged therefor;

  •
  the aggregate tax basis of the shares of Surviving Corporation Series A Preferred Stock received by a holder of GCI Liberty Series A Preferred Stock in the reincorporation merger (including any scrip for which a payment of cash is received, as described below) will equal the aggregate tax basis of the GCI Liberty Series A Preferred Stock exchanged therefor; and

  •
  the holding period of the shares of Surviving Corporation Capital Stock received by a GCI Liberty shareholder in the reincorporation merger (including any scrip for which a payment of cash is received, as described below) will include the holding period of the GCI Liberty Capital Stock exchanged therefor.

        GCI Liberty shareholders who have acquired different blocks of GCI Liberty Capital Stock at different times or at different prices, and who exchange such blocks of GCI Liberty Capital Stock for shares of Surviving Corporation Capital Stock in the reincorporation merger, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of Surviving Corporation Capital Stock.

  Cash in Respect of Scrip

        If a holder of GCI Liberty Capital Stock receives cash in respect of scrip in the reincorporation merger, the shareholder will be treated as having received the scrip pursuant to the reincorporation merger and then as having sold the fractional share for which such scrip is exchangeable for cash. As a result, the shareholder will recognize taxable gain or loss equal to the difference between (i) the amount of cash received in respect of such scrip and (ii) the basis allocable to the scrip as described above. Any gain or loss recognized on the receipt of cash in respect of scrip will generally be long-term capital gain or loss if, as of the effective date of the reincorporation merger, the holding period of the scrip (as described above) exceeds one year. The deductibility of capital losses is subject to limitations.

  Information Reporting

        A GCI Liberty shareholder who owns at least 5% of the outstanding stock of GCI Liberty (by vote or value) immediately before the reincorporation merger and who receives shares of Surviving Corporation Capital Stock pursuant to the reincorporation merger will generally be required to attach to such shareholder's U.S. federal income tax return for the year in which the reincorporation merger occurs a statement setting forth certain information relating to the reincorporation merger, including the aggregate fair market value and tax basis of the GCI Liberty Capital Stock surrendered by such shareholder in the reincorporation merger. GCI Liberty shareholders should consult their tax advisors to determine whether they are required to provide the foregoing statement.

Accounting Treatment

        We expect that the reincorporation merger will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation merger. Accordingly, the historical financial statements of GCI Liberty, which previously have been reported to the SEC on Form 10-K and 10-Q, among others, as of and for all periods through the date of this proxy statement, will be treated as the financial statements of the surviving corporation.

Regulatory Matters

        The consummation of the reincorporation merger requires the filing of a certificate of merger with the Office of the Secretary of State of the State of Delaware, and the filing of articles of merger with the Commissioner of the Department of Commerce, Community and Economic Development of the State of Alaska (the Alaska commissioner). In addition, as soon as practicable following the effective time, the surviving corporation will be required to file a notification of merger and a certificate of authority with the Alaska commissioner. No other regulatory or governmental approvals or consents will be required in connection with the reincorporation merger.

 PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING

Proposal 1: The Reincorporation Merger Proposal

        GCI Liberty is asking the GCI Liberty shareholders to consider and vote on the adoption of the reincorporation merger agreement, which provides for the terms and conditions of the reincorporation merger in which GCI Liberty's state of incorporation will be changed from the State of Alaska to the State of Delaware.

        If the reincorporation merger proposal is approved, pursuant to the reincorporation merger agreement, at the effective time, GCI Liberty will merge with and into GCI Newco, with GCI Newco continuing as the surviving corporation in the reincorporation merger and existing under the laws of the State of Delaware. In the reincorporation merger, (i) each share of GCI Liberty Class A Common Stock will be converted into one share of Surviving Corporation Series A Common Stock, (ii) each share of GCI Liberty Class B Common Stock will be converted into one share of Surviving Corporation Series B Common Stock and (iii) each share of GCI Liberty Series A Preferred Stock will be converted into one share of Surviving Corporation Series A Preferred Stock. For a detailed discussion of the terms and conditions of the reincorporation merger, see "Information about the Reincorporation Merger—The Reincorporation Merger Agreement."

        As discussed in the section entitled "Information about the Reincorporation Merger—Recommendation of the GCI Liberty Board of Directors," the GCI Liberty board has determined that the reincorporation merger, on the terms set forth in the reincorporation merger agreement, and the other transactions contemplated by the reincorporation merger agreement are fair to, and in the best interests of, GCI Liberty and the GCI Liberty shareholders, and has approved and declared advisable the reincorporation merger agreement and the transactions contemplated thereby, including the reincorporation merger.

        The approval of the reincorporation merger proposal is a condition to the completion of the reincorporation merger. If the reincorporation merger proposal is not approved, the reincorporation merger will not occur.

  Required Vote

        The reincorporation merger proposal requires the affirmative votes of the holders of (i) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock, voting together as a single class, (ii) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class A Common Stock, voting separately as a single class, (iii) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Class B Common Stock, voting separately as a single class, and (iv) at least two-thirds of the votes entitled to be cast by the outstanding shares of GCI Liberty Series A Preferred Stock, voting separately as a single class.

  Recommendation of the GCI Liberty Board

        The GCI Liberty board unanimously recommends that you vote "FOR" the reincorporation merger proposal.

Proposal 2: The Adjournment Proposal

        GCI Liberty is also asking GCI Liberty shareholders to consider and vote on a proposal to authorize the adjournment of the special meeting by GCI Liberty to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the reincorporation merger proposal.

        The approval of the adjournment proposal is not a condition to the completion of the reincorporation merger.

  Required Vote

        The adjournment proposal requires the affirmative vote of the holders of at least a majority of the votes entitled to be cast by the GCI Liberty Class A Common Stock, the GCI Liberty Class B Common Stock and the GCI Liberty Series A Preferred Stock, voting together as a single class, that are present in person or represented by proxy at the special meeting and entitled to vote thereon, assuming a quorum is present.

  Recommendation of the GCI Liberty Board

        The GCI Liberty board unanimously recommends that you vote "FOR" the adjournment proposal.

RISK FACTORS

        In addition to the matters addressed in the section of this proxy statement entitled "Cautionary Statement Regarding Forward-Looking Statements," you should carefully consider the following risks together with all of the other information included in this proxy statement before deciding how to vote on the proposals to be presented at the special meeting.

         Following the completion of the reincorporation merger, current GCI Liberty shareholders will have different rights and privileges under applicable Delaware law, including the DGCL, than such shareholders had under applicable Alaska law, including the ACC.

        If the reincorporation merger is completed, current GCI Liberty shareholders would no longer hold shares of capital stock of an Alaska corporation subject to Alaska law, but will hold shares of capital stock of the surviving corporation, which will be a Delaware corporation subject to Delaware law. The rights of the stockholders of the surviving corporation will be governed by the terms of the Delaware Charter and Delaware Bylaws (each as defined below) and the DGCL, while the rights of shareholders of GCI Liberty are currently governed by the restated GCI Liberty Articles, the GCI Liberty Bylaws and the ACC. As such, if the reincorporation merger is completed, GCI Liberty shareholders would no longer be subject to certain rights afforded to shareholders of Alaska corporations under the ACC.

        For example, in the case of a plan of merger, consolidation or exchange involving an Alaska corporation, the ACC requires that 2/3 of the outstanding shares of the Alaska corporation approve the proposed plan, including shares that do not otherwise have voting rights. If a class of shares of the corporation is entitled to vote on a plan as a class, the plan is approved if it receives an affirmative vote of at least 2/3 of the outstanding shares of each class entitled to vote as a class on the plan and the affirmative vote of at least 2/3 of the outstanding shares, including shares that do not otherwise have voting rights. If the articles of the corporation provide for classes of stock with more or less than one vote per share, then the ACC provides that every reference in the ACC to a majority or other proportion of shares shall refer to a majority or other proportion of the votes entitled to be cast. Except in certain limited circumstances where stockholder approval is not required, the DGCL requires that a merger agreement be adopted by the holders of a majority in voting power of the outstanding stock of the Delaware corporation entitled to vote thereon.

        In addition, pursuant to the Alaska Takeover Bid Disclosure Act, for which Delaware does not have a directly equivalent statute, Alaska regulates "takeover bids," meaning an offer by any person to purchase shares of any class of equity securities of a corporation either incorporated under the laws of Alaska or which has its principal office and substantial assets located in Alaska that, together with the offeror's presently owned shares, will in the aggregate exceed 5% of the outstanding shares of that class. Subject to certain exceptions (including approval of the offer by the board of directors of the offeree), an offeror must make certain filings with the Alaska Department of Community and Economic Development and deliver to the target corporation certain materials in connection with the takeover bid, including, among other things, the terms and conditions of the takeover bid, various information about the offeror, the source and amount of financing for the offer, the number of shares to be acquired and whether the offeror intends to liquidate the corporation, sell its assets, merge it into another entity, or make any material change in its business or corporate structure. In addition, copies of all written soliciting materials used by the offeror in connection with the takeover bid must be filed with the Alaska Department of Community and Economic Development and delivered to the target corporation not less than three days before the material is first published or sent or given to offerees. By comparison, under Section 203 of the DGCL, a corporation is prohibited from engaging in a "business combination" with a stockholder who owns 15% or more of the corporation's voting stock (an interested stockholder) for three years following the time that such stockholder became an interested stockholder unless (i) prior to the time such stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, such stockholder owns at least 85% of the voting stock outstanding at the time the transaction commenced (subject to certain exclusions), or (iii) at or subsequent to such time, the business combination is approved by the board of directors and by the affirmative vote (but not written consent) of at least 66 2/3% of the corporation's outstanding voting stock that is not owned by the interested stockholder. A Delaware corporation may opt out of Section 203 of the DGCL in its certificate of incorporation or a stockholder approved bylaw; the surviving corporation in the reincorporation merger will not elect to opt out of Section 203 of the DGCL.

        There are other material differences between the rights of holders of shares of GCI Liberty Capital Stock and the rights of holders of shares of Surviving Corporation Capital Stock to be issued in connection with the reincorporation merger, which you should carefully consider in determining how to vote your shares on the reincorporation merger. You are urged to read carefully the relevant provisions of the ACC and the DGCL, as well as the section entitled "Comparison of Rights of GCI Liberty Shareholders and Rights of Surviving Corporation Stockholders "for a full discussion of material differences between the rights of holders of shares of GCI Liberty Capital Stock, on the one hand, and the rights of the holders of shares of Surviving Corporation Capital Stock to be issued in connection with the reincorporation merger, on the other hand.

         Failure to complete the reincorporation merger would result in the dividend rate of the GCI Liberty Series A Preferred Stock remaining at 5% per annum rather than increasing to 7% per annum.

        The dividend rate on the GCI Liberty Series A Preferred Stock is currently 5% per annum. Pursuant to the GCI Liberty Articles, the dividend rate on the GCI Liberty Series A Preferred Stock will effectively increase to 7% per annum for the remaining term of the preferred stock if and when the reincorporation merger is completed. Accordingly, the Surviving Corporation Charter provides that the dividend rate on the Surviving Corporation Series A Preferred Stock will be 7% per annum. If the reincorporation merger is not completed for any reason, including due to a failure to obtain the necessary shareholder approval, the dividend rate will remain at 5% per annum and will not increase to 7% per annum.

         The surviving corporation will renounce its rights to certain business opportunities and the Surviving Corporation Charter will provide that no director or officer of the surviving corporation will breach their fiduciary duty and therefore be liable to the surviving corporation or its stockholders in connection with their treatment of certain corporate opportunities.

        The Surviving Corporation Charter will acknowledge that the surviving corporation may have overlapping directors and officers with other entities that compete with its businesses and that the surviving corporation may engage in material business transactions with such entities. The surviving corporation will renounce its rights to certain business opportunities and the Surviving Corporation Charter will provide that no director or officer of the surviving corporation will breach their fiduciary duty and therefore be liable to the surviving corporation or its stockholders by reason of the fact that any such individual directs a corporate opportunity to another person or entity (including Qurate, Liberty Media Corporation (Liberty Media), Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor), Liberty Broadband Corporation (Liberty Broadband) and Liberty Expedia Holdings, Inc. (Liberty Expedia)) instead of the surviving corporation, or does not refer or communicate information regarding such corporate opportunity to the surviving corporation, unless (x) such opportunity was expressly offered to such person solely in his or her capacity as a director or officer of the surviving corporation or as a director or officer of any of the surviving corporation's subsidiaries, and (y) such opportunity relates to a line of business in which the surviving corporation or any of its subsidiaries is then directly engaged.

         The surviving corporation will have overlapping directors and officers with Qurate, Liberty Media, Liberty TripAdvisor, Liberty Broadband, and Liberty Expedia, which may lead to conflicting interests.

        The current directors and officers of GCI Liberty, some of which also serve as directors and officers of Qurate, Liberty Media, Liberty TripAdvisor, Liberty Broadband, and Liberty Expedia, will remain the directors and officers of the surviving corporation following the reincorporation merger. In addition, Mr. Malone will be the Chairman of the Board of Directors and a director of each of the surviving corporation, Liberty Media, Liberty Broadband and Liberty Expedia, and Gregory B. Maffei will be the Chairman of the Board and a director of Qurate and the Chief Executive Officer, President and a director of each of the surviving corporation, Liberty Media, Liberty TripAdvisor (of which he also serves as Chairman of the Board of Directors) and Liberty Broadband. Other than shares of Series C Common Stock, par value $0.01 per share, of Liberty Broadband Corporation held by GCI Liberty (which will be held by the surviving corporation following the consummation of the reincorporation merger), none of these companies has or will have any ownership interest in any of the others. The executive officers and the members of the surviving corporation's board of directors will have fiduciary duties to the stockholders of the surviving corporation. Likewise, any such person who serves in a similar capacity at any of Qurate, Liberty Media, Liberty Broadband, Liberty TripAdvisor or Liberty Expedia has fiduciary duties to such company's respective stockholders. Therefore, such persons may have conflicts of interest or the appearance of conflicts of interest in the event there are matters involving or affecting more than one of the companies to which they owe fiduciary duties. For example, there may be the potential for a conflict of interest when Qurate, Liberty Media, Liberty Broadband, Liberty TripAdvisor, Liberty Expedia or the surviving corporation looks at potential acquisitions and other corporate or business opportunities that may be suitable for each company.

        Moreover, many of the surviving corporation's directors and officers will own stock and equity awards of the surviving corporation and also own stock and equity awards with respect to shares of common stock of Qurate, Liberty Media, Liberty Broadband, Liberty TripAdvisor and Liberty Expedia. These ownership interests could create, or appear to create, potential conflicts of interest when the applicable individuals are faced with decisions that could have different implications for the surviving corporation, on the one hand, and one or more of Qurate, Liberty Media, Liberty Broadband, Liberty TripAdvisor and Liberty Expedia, on the other hand. Any potential conflict that qualifies as a "related party transaction" (as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended) is subject to review by an independent committee of the applicable company's board of directors in accordance with its corporate governance guidelines. Each of Liberty Broadband, Liberty TripAdvisor and Liberty Expedia has renounced, and, if the reincorporation merger is completed, the surviving corporation will renounce, its rights to certain business opportunities, and each such company's certificate of incorporation contains (or, in the case of the surviving corporation, will contain) provisions providing that no director or officer will breach their fiduciary duty and therefore be liable to such company or its stockholders by reason of the fact that any such individual directs a corporate opportunity to another person or entity (including GCI Liberty or the surviving corporation (as applicable), Qurate, Liberty Media, Liberty Broadband, Liberty TripAdvisor and Liberty Expedia, as the case may be) instead of such company, or does not refer or communicate information regarding such corporate opportunity to such company, subject to limited exception.

        Any other potential conflicts that arise will be addressed on a case-by-case basis, keeping in mind the applicable fiduciary duties owed by the executive officers and directors of each company. From time to time, GCI Liberty may enter into transactions with Liberty Media, Qurate, Liberty Broadband, Liberty TripAdvisor, Liberty Expedia and/or their subsidiaries or other affiliates. There can be no assurance that the terms of any such transactions will be as favorable to GCI Liberty, Liberty Media,

Qurate, Liberty Broadband, Liberty TripAdvisor, Liberty Expedia or any of their respective subsidiaries or affiliates as would be the case where there is no overlapping officer or director.

         GCI Liberty will incur costs and expenses in connection with the reincorporation merger.

        GCI Liberty will incur certain non-recurring costs in connection with the consummation of the reincorporation merger, including advisory, legal, regulatory and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the reincorporation merger is consummated. While many of the expenses that will be incurred, by their nature, are difficult to estimate accurately at the present time, management of GCI Liberty continues to assess the magnitude of these costs, and additional unanticipated costs may be incurred in connection with the reincorporation merger.

         Failure to complete the reincorporation merger could negatively impact the stock price and financial performance of GCI Liberty.

        If the reincorporation merger is not completed for any reason, GCI Liberty may be subject to negative reactions from financial markets impacting the price of GCI Liberty Capital Stock, and GCI Liberty will have incurred certain expenses and transaction costs without the benefit of having completed the reincorporation merger.

        In addition, certain financial institutions, including potential investors and sources of capital, may take a negative view of GCI Liberty continuing to be incorporated in the State of Alaska. GCI Liberty may find it more difficult to raise capital and complete certain acquisition and other corporate transactions without the benefits, flexibility and certainty afforded by the DGCL. GCI Liberty may also be subject to increased regulatory and administrative burdens and costs should it remain subject to the corporate laws of the State of Alaska. Management of GCI Liberty and their outside advisors are more familiar with the laws of the State of Delaware, including the DGCL, and continuing to operate under the laws of the State of Alaska may lead to GCI Liberty incurring additional advisory and regulatory expenses.

         GCI Liberty may not realize the potential benefits from the reincorporation in the near term or at all.

        Certain strategic benefits that the GCI Liberty board expects GCI Liberty to realize as a result of the reincorporation merger are described in this proxy statement. "See Information About the Transactions—GCI Liberty's Purpose and Reasons for the Reincorporation Merger." In particular, the GCI Liberty board believes that the reincorporation merger will enable GCI Liberty to take advantage of the comprehensive and flexible nature of the DGCL, better attract and retain candidates for the GCI Liberty board, and better avail itself of the services of financial institutions and investment opportunities. The GCI Liberty board also expects that reincorporating in Delaware will reduce its administrative and advisory fees and costs. However, no assurance can be given that the expected benefits will be realized as anticipated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners—GCI Liberty, Inc.

        The following table sets forth information concerning shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock (as set forth in the table below, GLIBA, GLIBB, and GLIBP respectively) beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of each series or class of GCI Liberty Capital Stock. All such information is based on publicly available filings, unless otherwise known to us from other sources.

        The security ownership information with respect to the shares of GCI Liberty Capital Stock is given as of March 9, 2018, the record date for the special meeting, and, in the case of percentage ownership information, is based upon (1) 104,548,942 shares of GCI Liberty Class A Common Stock, (2) 4,455,308 shares of GCI Liberty Class B Common Stock and (3) 7,251,436 shares of GCI Liberty Series A Preferred Stock, in each case, outstanding on that date. The percentage voting power is presented in the table below on an aggregate basis for all shares of GCI Liberty Capital Stock. Fractional shares are rounded to the nearest share.

Name and Address of Beneficial Owner	Title of Series or Class	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)
John C. Malone					26.9
c/o GCI Liberty, Inc.	GLIBA	607,022	(1)	*
12300 Liberty Boulevard	GLIBB	4,021,175	(1)	90.3
Englewood, CO 80112	GLIBP	10	(1)	*
Gregory B. Maffei					5.5
c/o GCI Liberty, Inc.	GLIBA	1,807,100	(1)	1.7
12300 Liberty Boulevard	GLIBB	689,396	(1)	14.1
Englewood, CO 80112	GLIBP	—		—
Ronald A. Duncan					1.1
c/o GCI Liberty, Inc.	GLIBA	1,442,905	(1)	1.4
12300 Liberty Boulevard	GLIBB	—		—
Englewood, CO 80112	GLIBP	458,065	(1)	6.3
John W. Stanton and Theresa E. Gillespie	GLIBA	1,689,009	(2)	1.6	1.2
155 108th Avenue, N.E., Suite 400	GLIBB	—		—
Bellevue, WA 98004	GLIBP	536,193	(3)	7.4
The Vanguard Group	GLIBA	7,739,903	(4)	7.4	5.2
100 Vanguard Blvd.	GLIBB	—		—
Malvern, PA 19355	GLIBP	408,485	(4)	5.6
Black Rock, Inc.	GLIBA	5,877,605	(5)	5.6	4.1
40 East 52nd Street	GLIBB	—		—
New York, NY 10022	GLIBP	762,153	(5)	10.5
Dimensional Fund Advisors LP	GLIBA	2,214,734	(6)	2.1	1.6
Palisades West, Building One	GLIBB	5,186	(6)	*
6300 Bee Cave Road	GLIBP	414,060	(6)	5.7
Austin, TX 78746
T. Rowe Price Associates, Inc.	GLIBA	7,298,786	(7)	7.0	4.8
100 E. Pratt Street	GLIBB	—		—
Baltimore, MD 21202	GLIBP	4,058	(7)	*
FPR Partners LLC	GLIBA	8,108,508	(8)	7.8	5.4
199 Fremont Street, Suite 2500	GLIBB	—		—
San Francisco, CA 94105	GLIBP	—		—

*
Less than one percent

(1)
Information with respect to shares of GCI Liberty Capital Stock beneficially owned by Mr. Malone, who is the Chairman of the Board and a director of GCI Liberty, Mr. Maffei, who is the President and Chief Executive Officer and a director of GCI Liberty, and Mr. Duncan, who is a director of GCI Liberty, is also set forth in "—Security Ownership of Management—GCI Liberty, Inc." below.

(2)
Based on Amendment No. 8 to the Report on Schedule 13D, filed March 12, 2018, by John W. Stanton and Theresa E. Gillespie (Stanton and Gillespie), which states that, with respect to GLIBA, Stanton and Gillespie have shared voting and shared dispositive power over 1,689,009 shares.

(3)
Based on the Report on Schedule 13D, filed March 12, 2018, by Stanton and Gillespie, which states that, with respect to GLIBP, Stanton and Gillespie have shared voting power over 536,193 shares and shares dispositive power over 536,193 shares.

(4)
Based on Form 13F, filed February 14, 2018, by The Vanguard Group (Vanguard), which states that, (i) with respect to LVNTA, Vanguard has sole investment discretion over 6,406,801 shares, shared investment discretion over 46,374 shares, sole voting power over 42,197 shares and shared voting power over 10,297 shares, and (ii) with respect to GNCMA, Vanguard has sole investment discretion over 1,991,800 shares, shared investment discretion over 50,625 shares, sole voting power over 50,725 shares and shared voting power over 2,100 shares. As a result of the transactions contemplated by the GCI reorganization agreement, Vanguard has, (i) with respect to GLIBA, sole investment discretion over 7,661,635 shares, shared investment discretion over 78,268 shares, sole voting power over 74,154 shares and shared voting power over 11,620 shares, and (ii) with respect to GLIBP, sole investment discretion over 398,360 shares, shared investment discretion over 10,125 shares, sole voting power over 10,145 shares and shared voting power over 420 shares.

(5)
Based on Form 13F, filed February 9, 2018, by Black Rock, Inc. (Black Rock), which states that, (i) with respect to LVNTA, Black Rock has sole investment discretion over 3,476,822 shares and sole voting power over 3,176,752 shares and (ii) with respect to GNCMA, Black Rock has sole investment discretion over 3,810,767 shares and sole voting power over 3,752,553 shares. As a result of the transactions contemplated by the GCI reorganization agreement, Black Rock has, (i) with respect to GLIBA, sole investment discretion over 5,877,605 shares and sole voting power over 5,540,860 shares, and (ii) with respect to GLIBP, sole investment discretion over 762,153 shares and sole voting power over 750,511 shares.

(6)
Based on Form 13F, filed February 12, 2018, by Dimensional Fund Advisors LP (Dimensional), which states that, (i) with respect to LVNTA, Dimensional has shared investment discretion over 910,444 shares and sole voting power over 852,839 shares, (ii) with respect to LVNTB, Dimensional has sole investment discretion and sole voting power over 5,186 shares, and (iii) with respect to GNCMA, Dimensional has sole investment discretion over 2,070,302 shares and sole voting power over 1,974,747 shares. As a result of the transactions contemplated by the GCI reorganization agreement, Dimensional has, (i) with respect to GLIBA, sole investment discretion over 1,304,290 shares, shared investment discretion over 910,444 shares and sole voting power over 2,096,930 shares, (ii) with respect to GLIBB, sole investment discretion and sole voting power over 5,186 shares and (iii) with respect to GLIBP, sole investment discretion over 414,060 shares and sole voting power over 394,949 shares.

(7)
Based on Form 13F, filed February 14, 2018, by T. Rowe Price Associates, Inc. (T. Rowe), which states, (i) with respect to LVNTA, T. Rowe has sole investment discretion over 7,286,003 shares and sole voting power over 1,501,862 shares and (ii) with respect to GNCMA, has sole investment discretion over 20,290 shares and sole voting power over 9,570 shares. As a result of the transactions contemplated by the GCI reorganization agreement, T. Rowe has, (i) with respect to GLIBA, sole investment discretion over 7,298,786 shares and sole voting power over 1,507,891 shares, and (ii) with respect to GLIBP, sole investment discretion over 4,058 shares and sole voting power over 1,914 shares.

(8)
Based on Form 13F, filed February 14, 2018, by FPR Partners, LLC (FPR), which states that FPR has sole investment discretion and sole voting power over 8,108,508 LVNTA shares. As a result of the transactions contemplated by the GCI reorganization agreement, FPR has sole investment discretion and sole voting power over 8,108,508 GLIBA shares.

Security Ownership of Management—GCI Liberty, Inc.

        The following table sets forth information with respect to the ownership by each of GCI Liberty's directors and executive officers and by all of GCI Liberty's directors and executive officers as a group of shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock and GCI Liberty Series A Preferred Stock (as set forth in the table below, GLIBA, GLIBB, and GLIBP respectively). Please see "Item 12. Security Ownership of Certain Beneficial Owners and Management

and Related Stockholder Matters" of our Annual Report on Form 10-K for the year ending December 31, 2017, which is incorporated herein by reference, for security ownership information of former executive officers of Legacy GCI as of December 31, 2017. The security ownership information with respect to the shares of GCI Liberty Capital Stock is given as of March 9, 2018, the record date for the special meeting, and, in the case of percentage ownership information, is based upon (1) 104,548,942 shares of GCI Liberty Class A Common Stock, (2) 4,455,308 shares of GCI Liberty Class B Common Stock and (3) 7,251,436 shares of GCI Liberty Series A Preferred Stock, in each case, outstanding on that date. The percentage voting power is presented in the table below on an aggregate basis for all shares of GCI Liberty Capital Stock.

        Shares of restricted stock that have been granted pursuant to GCI Liberty's incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this report. Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after March 9, 2018 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of GLIBB, though convertible on a one-for-one basis into shares of GLIBA, are reported as beneficial ownership of GLIBB only, and not as beneficial ownership of GLIBA. So far as is known, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table. Fractional shares are rounded to the nearest share.

        The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of March 9, 2018. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.

Name and Address of Beneficial Owner	Title of Series or Class	Amount and Nature of Beneficial Ownership (in thousands)		Percent of Series (%)	Voting Power (%)
John C. Malone	GLIBA	607	(1)(2)	*	26.9
Chairman of the Board and Director	GLIBB	4,021	(1)(3)	90.3
	GLIBP	**		*
Gregory B. Maffei
President, Chief Executive	GLIBA	1,807	(4)(5)(6)	1.7	5.5
Officer and Director	GLIBB	689	(5)	14.1
	GLIBP	—		—
Ronald A. Duncan
Director	GLIBA	1,443	(7)	1.4	1.1
	GLIBB	—		—
	GLIBP	458	(7)	6.3
Gregg L. Engles	GLIBA	—		—	—
Director	GLIBB	—		—
	GLIBP	—		—
Donne F. Fisher	GLIBA	57		*	*
Director	GLIBB	**		*
	GLIBP	8		*
Richard R. Green	GLIBA	**(8)		*	*
Director	GLIBB	—		—
	GLIBP	—		—
Sue Ann Hamilton	GLIBA	**		*	*
Director	GLIBB	—		—
	GLIBP	—		—
Richard N. Baer	GLIBA	18	(5)	*	*
Chief Legal Officer	GLIBB	—		—
	GLIBP	—		—
Mark D. Carleton	GLIBA	45	(5)	*	*
Chief Financial Officer and Treasurer	GLIBB	—		—
	GLIBP	—		—
Albert E. Rosenthaler	GLIBA	95(4	)(5)	*	*
Chief Corporate Development Officer	GLIBB	—		—
	GLIBP	—		—
All directors and executive officers (as a group (10 persons))	GLIBA	4,072	(1)(2)(4)(5)(6)(7)(8)	3.9	32.7
	GLIBB	4,712	(1)(3)(5)	96.2
	GLIBP	466	(7)	6.4

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 79,243 GLIBA shares and 123,847 GLIBB shares held by Mrs. Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)
Includes (i) 410,146 GLIBA shares pledged to Fidelity Brokerage Services, LLC ("Fidelity") in connection with a margin loan facility extended by Fidelity and (ii) 117,600 GLIBA shares pledged to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in connection with margin loan facilities extended by Merrill Lynch.

(3)
Includes 66,683 GLIBB shares held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone's adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(4)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

GLIBA
Gregory B. Maffei	870
Albert E. Rosenthaler	1,845

Total	2715

(5)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after March 9, 2018.

	GLIBA	GLIBB
Richard N. Baer	2,659	—
Mark D. Carleton	25,416	—
Gregory B. Maffei	873,998	443,001
Albert E. Rosenthaler	44,111	—

Total	946,184	443,001
(6)
Includes 574,211 GLIBA shares held by a grantor retained annuity trust.

(7)
Includes the following: (a) 1,833 shares of GLIBA and 582 shares of GLIBP allocated to Mr. Duncan under the GCI 401(k) Plan, formerly known as the Stock Purchase Plan; (b) 1,419,022 shares of GLIBA and 450,483 shares of GLIBP to which Mr. Duncan has a direct pecuniary interest (and for which 1,332,850 shares of GLIBA and 423,127 shares of GLIBP are pledged as security); (c) 12,600 shares of GLIBA and 4,000 shares of GLIBP held by Missy, LLC, which is 25% owned by Mr. Duncan, 25% owned by Dani Bowman and 50% owned by a trust of which Mr. Duncan's daughter is the 50% beneficiary and for which Mr. Duncan is the General Manager and has voting and dispositive power; (d) 9,450 shares of GLIBA and 3,000 shares of GLIBP owned by the Neoma Lowndes Trust which Ms. Miller is a 50% beneficiary and for which Mr. Duncan is the trustee with sole voting and dispositive power. Does not include the following: (i) 11,693 shares of GLIBA and 3,712 shares of GLIBP held by Amanda Miller, with respect to which Mr. Duncan disclaims beneficial ownership (Ms. Miller is Mr. Duncan's daughter); (ii) 28,502 shares of GLIBA and 9,048 shares of GLIBP held by the Amanda Miller Trust, with respect to which Mr. Duncan disclaims beneficial ownership; (iii) 56,830 shares of GLIBA and 18,041 shares of GLIBP held by Dani Bowman, Mr. Duncan's wife, of which Mr. Duncan disclaims beneficial ownership.

(8)
Includes 354 shares of GLIBA held by Dr. Green's spouse.

COMPARISON OF RIGHTS OF GCI LIBERTY SHAREHOLDERS AND RIGHTS OF SURVIVING CORPORATION STOCKHOLDERS

        If the reincorporation merger is consummated, current GCI Liberty shareholders will become stockholders of the surviving corporation as a result of the reincorporation merger (Surviving Corporation). The rights of GCI Liberty shareholders are currently governed by the ACC, the GCI Liberty Articles (as used in this section, the Alaska Articles), and the GCI Liberty Bylaws (as used in this section, the Alaska Bylaws). Upon consummation of the reincorporation merger, the rights of GCI Liberty shareholders who receive shares of Surviving Corporation Capital Stock in the reincorporation merger (Surviving Corporation stockholders) will be governed by the DGCL, the Surviving Corporation Charter (as used in this section, the Delaware Charter), and the Surviving Corporation Bylaws (as used in this section, the Delaware Bylaws).

        The following is a summary of material differences between the rights of GCI Liberty shareholders and Surviving Corporation stockholders, but it does not purport to be a complete description of those differences or a complete description of the terms of the shares of Surviving Corporation Capital Stock to be issued in connection with the reincorporation merger. Furthermore, the identification of some of the differences in the rights of such holders as material is not intended to indicate that other differences that may be equally important do not exist. The following summary is qualified in its entirety by reference to the relevant provisions of the ACC, the Alaska Articles and the Alaska Bylaws, on the one hand, and the DGCL, the Delaware Charter and the Delaware Bylaws on the other hand.

        You are urged to read carefully the relevant provisions of the DGCL and the ACC, as well as the governing corporate instruments of each of GCI Liberty and the Surviving Corporation. Copies of the Delaware Charter and the Delaware Bylaws are included as Exhibit A and Exhibit B to the reincorporation merger agreement, a copy of which is included as Annex A of this proxy statement. Copies of the Alaska Articles and the Alaska Bylaws are available, without charge, by following the instructions listed under "Where You Can Find More Information." In addition, we refer you to the section titled "Description of Reclassified GCI Liberty Common Stock and GCI Liberty Capital Stock," which is incorporated by reference herein from the joint proxy statement/prospectus included in GCI Liberty's Amendment No. 3 to its Form S-4 on Form S-4/A (Registration No. 333-219619), filed with the SEC on December 26, 2017.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Corporate Governance	GCI Liberty is an Alaska corporation.	Surviving Corporation will be a Delaware corporation.
	The rights of GCI Liberty shareholders are governed by the ACC, the Alaska Articles, and the Alaska Bylaws.	The rights of Surviving Corporation stockholders will be governed by the DGCL, the Delaware Charter, and the Delaware Bylaws.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Authorized Share Capital

GCI Liberty is authorized to issue 1.72 billion shares of capital stock consisting of (a) 100 million shares of GCI Liberty Class A-1 Common Stock, (b) 10 million shares of GCI Liberty Class B-1 Common Stock, (c) 500 million shares of GCI Liberty Class A Common Stock, (d) 20 million shares of GCI Liberty Class B Common Stock, (e) 1.04 billion shares of GCI Liberty Class C Common Stock, and (f) 50 million shares of Preferred Stock, of which (i) 7.5 million shares are designated Series A Cumulative Redeemable Preferred Stock, and (ii) 42.5 million shares are undesignated as to series.

Surviving Corporation will be authorized to issue 1.61 billion shares of capital stock consisting of (a) 1.56 billion shares of common stock, of which (i) 500 million shares are designated Series A Common Stock, (ii) 20 million shares are designated Series B Common Stock, and (iii) 1.04 billion shares are designated Series C Common Stock, and (b) 50 million shares of Preferred Stock, par value $0.01 per share, of which (i) 7.5 million shares are designated Series A Cumulative Redeemable Preferred Stock and (ii) 42.5 million shares are undesignated as to series.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Voting Rights

Holders of shares of GCI Liberty Class A-1 Common Stock are entitled to one vote for each share of such stock held and holders of shares of GCI Liberty Class B-1 Common Stock are entitled to ten votes for each share of such stock held.
Holders of shares of GCI Liberty Class A Common Stock are entitled to one vote for each share of such stock held and holders of shares of GCI Liberty Class B Common Stock are entitled to ten votes for each share of such stock held on all matters submitted to a vote of shareholders. Holders of shares of GCI Liberty Class C Common Stock are not entitled to any voting rights or powers, except as otherwise required by Alaska law. When so required, holders of shares of GCI Liberty Class C Common Stock will be entitled to 1/100th of a vote for each share of such stock held.
Holders of shares of GCI Liberty Series A Preferred Stock are entitled to one-third of a vote per share for each share of such stock held, subject to adjustment in accordance with the Alaska Articles.
Except as otherwise required by Alaska law, the Alaska Articles, or the terms of any series of Preferred Stock, the holders of shares of GCI Liberty Class A Common Stock, GCI Liberty Class B Common Stock, and each series of Preferred Stock that is designated as a voting security (which includes the GCI Liberty Series A Preferred Stock) will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by the shareholders.

Holders of shares of Surviving Corporation Series A Common Stock are entitled to one vote for each share of such stock held and holders of shares of Surviving Corporation Series B Common Stock are entitled to ten votes for each share of such stock held on all matters submitted to a vote of stockholders. Holders of shares of Surviving Corporation Series C Common Stock are not entitled to any voting powers (including with respect to any class votes taken in accordance with the terms of the Delaware Charter), except as otherwise required by Delaware law. When so required, holders of shares of Surviving Corporation Series C Common Stock will be entitled to 1/100th of a vote for each share of such stock held.
Holders of shares of Surviving Corporation Series A Preferred Stock are entitled to one-third of a vote per share for each share of such stock held, subject to adjustment in accordance with the Delaware Charter.
Holders of shares of Surviving Corporation Series A Common Stock, Surviving Corporation Series B Common Stock and Surviving Corporation Series A Preferred Stock will vote as one class on all matters that are submitted to a vote of stockholders unless a separate class vote is required by the terms of the Delaware Charter or the DGCL.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Cumulative Voting

The ACC provides that cumulative voting is permitted unless the articles of incorporation provide otherwise. The Alaska Articles do not permit cumulative voting for the GCI Liberty Common Stock. The Alaska Articles authorize the GCI Liberty board to issue preferred stock with such voting rights as the GCI Liberty board may specify, and under the ACC such preferred stock will have cumulative voting rights unless the GCI Liberty board specifies otherwise.

The DGCL provides that there is no cumulative voting unless expressly authorized in the certificate of incorporation. The Delaware Charter does not provide for cumulative voting.
Size of the Board of Directors

The ACC provides that the board of directors shall consist of one or more members, with the number of directors (or the manner of determining such number) to be set forth in the articles of incorporation or bylaws. If the number of directors is not otherwise set, the number of directors is three.
The Alaska Bylaws provide that the number of directors shall not be less than three nor more than twelve, and that the board of directors shall fix the number of directors.

The DGCL provides that the board of directors shall consist of one or more members, with the number of directors (or the manner of determining such number) to be set forth in the certificate of incorporation or bylaws.
The Delaware Bylaws provide that the board of directors shall be comprised of not less than three members and the exact number will be fixed from time to time by the board of directors by resolution adopted by the affirmative vote of not less than 75% of the members of the board of directors then in office.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Classified Board

The ACC provides that the articles of incorporation may create a classified board of directors, if the board consists of three or more members. The directors can be divided into either two or three classes, with the number in each class to be as nearly equal as possible, with a maximum term for directors of 2 years if there are 2 classes and 3 years if there are 3 classes.
The Alaska Articles provide for a classified board of directors commencing with the election of directors at the first annual meeting of shareholders following the Mandatory Conversion Time (as defined in the Alaska Articles). The Alaska Articles further provide that, once classified, the board of directors will be divided into three classes, with each class consisting, as nearly as possible, of a number of directors equal to one-third of the number of members of the board of directors (other than any Preferred Stock directors).

The DGCL provides that the certificate of incorporation or initial bylaws or bylaws adopted by the stockholders may create a classified board with staggered terms. A maximum of three classes of directors is allowed with members of one class elected each year for a maximum term of three years. The DGCL does not include a requirement as to the number of directors in each class or that the number in each class be as nearly equal as possible.
Prior to the election of directors at the first annual meeting of stockholders following the effective time of the Delaware Charter, the board of directors will not be classified.
Commencing with the election of directors at the first annual meeting of stockholders following the effective time of the Delaware Charter, the board of directors will be classified as provided for in the Delaware Charter. The Delaware Charter further provides that, once classified, the board of directors will be divided into three classes, with each class consisting, as nearly as possible, of a number of directors equal to one-third of the number of members of the board of directors (other than any Preferred Stock directors).
The board of directors is authorized in the Delaware Charter to assign members of the board of directors already in office to such classes at the time of the classification of the board of directors described above.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Removal of Directors

The ACC provides that any director or the entire board of directors may be removed without cause if the removal is approved by a majority of the outstanding shares of a corporation, subject to certain restrictions and proper notice of the meeting at which such action is to be taken.

The DGCL provides that, subject to certain exceptions in the event a corporation has cumulative voting, (i) without a classified board, directors may be removed with or without cause by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors and (ii) with a classified board, a director may be removed by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors only for cause unless the certificate of incorporation provides otherwise.

Prior to the time the board of directors is classified at the first annual meeting of stockholders following the effective time of the Delaware Charter, directors may be removed with or without cause.
Following the time the board of directors is classified at the first annual meeting of stockholders following the effective time of the Delaware Charter, directors may only be removed for cause.
Election of Directors	The Alaska Bylaws provide that each director shall be elected by a vote of a majority of the votes cast for the election of directors.

The Delaware Bylaws provide that, subject to the rights of the holders of any series of Preferred Stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Filling Vacancies and Newly Created Directorships on the Board of Directors

The ACC provides that, subject to the articles of incorporation and bylaws, and except for a vacancy created by removal, vacancies may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Subject to the articles of incorporation and bylaws, vacancies resulting from removal may be filled only by approval of the shareholders.
The Alaska Bylaws provide that any vacancy occurring in the board of directors caused by death, resignation, removal and any newly created directorship resulting from an increase in the number of directors on the board of directors, may be filled by the directors then in office, although such directors are less than a quorum, or by a sole remaining director.
The Alaska Bylaws further provide that the shareholders may elect a director to fill any vacancy not filled by the board of directors.
If, after filling a vacancy by the board of directors, the elected directors constitute less than a majority of the board of directors, the Alaska Bylaws provide that a holder or holders of an aggregate of 10% or more of the shares outstanding at the time may call a special meeting of shareholders to elect the entire board.

The DGCL provides that, subject to the certificate of incorporation and bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
If at any time, a corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the certificate of incorporation or the bylaws, or may apply to the Delaware Court of Chancery for a decree summarily ordering an election.
If at the time of filling any vacancy or newly created directorship, the directors then in office are less than a majority of the whole board, holders of shares representing at least 10% of the outstanding voting power of the shares of stock may file an application with the Delaware Court of Chancery to summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.
The Delaware Bylaws provide that, subject to the rights of the holders of any series of Preferred Stock, vacancies on the board of directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the board of directors, shall be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Charter Amendments

The ACC provides that amendments to the articles of incorporation must be approved by a majority of the outstanding shares. A class has a separate vote on any amendment to the articles of incorporation if the amendment would (i) increase or decrease the aggregate number of authorized shares of such class; (ii) exchange, reclassify, or cancel all or part of the shares of such class or (iii) exchanges or creates a right of exchange of all or part of the shares of another class into the shares of the class; (iv) changes the designations, preferences, limitations, or relative rights of the shares of the class; (v) changes the shares of the class into the same or a different number of shares of the same class or another class; (vi) creates a new class of shares having rights and preferences prior and superior to the shares of the class, or increases the rights and preferences or the number of authorized shares of a class having rights and preferences prior or superior to the shares of the class; (vii) divides the shares of a preferred or special class into series and fixes and determines the designation of the series and the variations in the relative rights and preferences between the shares of the series or authorizes the board to do so; (viii) limits or denies the existing preemptive rights of the shares of the class; or (ix) cancels or otherwise affects dividends on the shares of the class that are accrued but not declared.
With limited exception, the Alaska Articles require the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock entitled to vote, voting together as a single class, in order for the corporation to amend, alter, or

The DGCL provides that amendments to the certificate of incorporation must be approved and declared advisable by the board of directors and, except in certain limited circumstances, adopted by the holders of a majority of the voting power of the outstanding shares of stock of the corporation entitled to vote thereon.
The holders of a class have the right to vote separately as a class on an amendment to the certificate of incorporation if such amendment (i) increases or decreases the number of authorized shares of such class (subject to the certificate of incorporation), (ii) increases or decreases the par value of the shares of such class, or (iii) alters or changes the powers, preferences, or special rights of the shares of such class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences, or special rights of one or more series of any class so as to affect them adversely, but shall not so affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for purposes of this right to vote.
The number of authorized shares of any such class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote if so provided in the original certificate of incorporation, in any amendment thereto which created such class or classes of stock or which was adopted prior to the issuance of any shares of such class or classes of stock, or in any amendment thereto which was

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders

repeal any provision of the Alaska Articles (in addition to the statutorily required shareholder approval), unless at least 75% of the members of the board of directors then in office have approved such action.
With certain limited exceptions, the holders of GCI Liberty Series A Preferred Stock are entitled to consent rights over certain amendments to the Alaska Articles that would have an adverse effect on the powers, preferences or rights of the GCI Liberty Series A Preferred Stock.

authorized by a resolution or resolutions adopted by the affirmative vote of the holders of a majority of such class or classes of stock (the "Class Vote Exception").
The Delaware Charter includes the Class Vote Exception.
With limited exception, the Delaware Charter requires the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock entitled to vote, voting together as a single class, in order for the corporation to amend, alter, or repeal any provision of the Delaware Charter (in addition to the statutorily required stockholder vote), unless at least 75% of the members of the board of directors then in office have approved such action.

Bylaw Amendments

The ACC provides that bylaws may be amended by the approval of the outstanding shares or by approval of the board of directors, subject to the terms of the articles of incorporation.
The Alaska Articles provide that the shareholders and the board of directors are each authorized to amend the Alaska Bylaws. The Alaska Articles provide that the affirmative vote of not less than 75% of the members of the board of directors then in office is required for the board of directors to amend the Alaska Bylaws, or the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of GCI Liberty Capital Stock entitled to vote, voting together as a single class, is required for the shareholders to amend the Alaska Bylaws.

The DGCL provides that bylaws may be amended or repealed by stockholders, and, if provided for in the certificate of incorporation, by the board of directors.
The Delaware Charter provides that the board of directors may amend or repeal the Delaware Bylaws by action taken by the affirmative vote of not less than 75% of the members of the board of directors then in office.
The Delaware Charter requires the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock entitled to vote, voting together as a single class, in order for the stockholders to adopt, amend, or repeal any provision of the Delaware Bylaws.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Vote on Mergers, Consolidations or Sales of All or Substantially All Assets

In a merger, consolidation or exchange of a corporation, the ACC requires that 2/3 of the outstanding shares approve the proposed plan that was approved by the board, including shares that do not otherwise have voting rights. If a class is entitled to vote on a plan as a class, the plan is approved if it receives an affirmative vote of at least 2/3 of the outstanding shares of each class entitled to vote as a class on the plan and the affirmative vote of at least 2/3 of the outstanding shares, including shares that do not otherwise have voting rights.
A class of shares of a corporation is entitled to vote as a class if a plan contains a provision that, if contained in a proposed amendment to the articles of incorporation, would entitle the class of shares to vote as a class and, in the case of an exchange, if the class is included in the exchange.
In a sale of all or substantially all of the assets of a corporation, the ACC requires that a transaction be approved by at least two-thirds of the outstanding shares of the corporation entitled to vote, unless a class of shares is entitled to vote as a class, in which event the transaction shall be approved upon receiving the affirmative vote of at least two-thirds of the outstanding shares of each class of shares entitled to vote as a class and of the total shares entitled to vote.
With limited exception, the Alaska Articles require the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of GCI Liberty Capital Stock entitled to vote, voting together as a single class, in order for the corporation (i) to merge or consolidate with or into any other

Except in certain limited circumstances where stockholder approval is not required, the DGCL requires that a merger agreement be adopted by the holders of a majority of the voting power of the outstanding stock of the corporation entitled to vote thereon.
The DGCL provides that any sale, lease or exchange of all of substantially all of a corporation's property and assets requires approval of the holders of a majority of the voting power of the outstanding shares of stock of the corporation.
With limited exception, the Delaware Charter requires the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock entitled to vote, voting together as a single class, in order for the corporation (i) to merge or consolidate with or into any other corporation or (ii) to sell, lease or exchange all, or substantially all, of the property or assets of the corporation (in each case, in addition to the statutorily required stockholder approval), unless, in either case, at least 75% of the members of the board of directors then in office have approved such merger or consolidation or such sale, lease, or exchange, as the case may be.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders

corporation or (ii) to sell, lease or exchange all, or substantially all, of the property or assets of the corporation (in each case, in addition to the statutorily required shareholder approval), unless, in the case of sales, leases, or exchanges in the usual and regular course of business, at least 75% of the members of the board of directors then in office have approved such sale, lease, or exchange.

Supermajority Approval

With limited exception, in addition to any other required approval under the ACC or Alaska Articles, the Alaska Articles require approval of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of GCI Liberty Capital Stock entitled to vote in order for GCI Liberty to take any action to authorize (i) the amendment, alteration, or repeal of any provision of the Alaska Articles (unless at least 75% of the board of directors then in office have approved such action), (ii) the adoption, amendment, or repeal of any provision of the Alaska Bylaws by the shareholders, (iii) the merger or consolidation of GCI Liberty with or into any other corporation, and (iv) the sale, lease or exchange of all, or substantially all, of the property or assets of GCI Liberty (unless such transaction is in the usual and regular course of business and at least 75% of the board of directors then in office have approved such transaction).

With limited exception, in addition to any other required approval under the DGCL or the Delaware Charter, the Delaware Charter requires approval of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock entitled to vote in order for Surviving Corporation to take any action to authorize (i) the amendment, alteration, or repeal of any provision of the Delaware Charter (unless at least 75% of the board of directors then in office have approved such action), (ii) the adoption, amendment, or repeal of any provision of the Delaware Bylaws by the stockholders, (iii) the merger or consolidation of Surviving Corporation with or into any other corporation (unless at least 75% of the board of directors then in office have approved such transaction), (iv) the sale, lease or exchange of all, or substantially all, of the property or assets of Surviving Corporation (unless at least 75% of the board of directors then in office have approved such transaction), and (v) the dissolution of Surviving Corporation (unless at least 75% of the board of directors then in office have approved such dissolution).

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Annual Meetings of Shareholders/Stockholders

The Alaska Bylaws provide that the annual meeting of shareholders will either be held on the last Monday of June each year at a time to be designated by the board of directors, or at another time and date designated by the board of directors and stated in the notice of the meeting.

The Delaware Bylaws provide that the annual meeting of stockholders shall be held each year at such date, time and place, either within or without the State of Delaware, or, if so determined by the board of directors in its sole discretion, by means of remote communication, as may be specified by the board of directors in the notice of the meeting.

Special Meetings of Shareholders/Stockholders

The ACC provides that a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of not less than 10% of all of the shares entitled to vote at the meeting, or as set forth in the articles of incorporation or bylaws.
The Alaska Bylaws provide that special meetings of shareholders may be called at any time by the chief executive officer, president, the chairperson of the board of directors, the board of directors, or the holders of not less than 1/10th of all the shares entitled to vote at such meeting.

The DGCL provides that a special meeting of stockholders may be called by the board of directors or as set forth in the certificate of incorporation or bylaws.
The Delaware Charter provides that, except as otherwise provided by the terms of any series of Preferred Stock or unless otherwise prescribed by law or any other provision of the Delaware Charter, special meetings of stockholders will only be called by the Secretary of the Surviving Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the outstanding capital stock of the Surviving Corporation entitled to vote thereon or (ii) at the request of at least 75% of the member of the board of directors then in office.

The Delaware Bylaws provide that, except as otherwise provided in the terms of any series of Preferred Stock or unless otherwise provided by law or by the Delaware Charter, special meetings of stockholders may be called by the Secretary only (i) upon written request received by the Secretary of the Surviving Corporation at the principal executive offices of Surviving Corporation by or on behalf of the holder or holders of not less than 66 2/3% of the total voting power of the outstanding capital stock of Surviving Corporation entitled to vote at such meeting, or (ii) at the request of not less than 75% of the members of the board of directors then in office.

Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Advance Notice Provisions for Shareholder Director Nominations and Shareholder Business Proposals	The Alaska Bylaws provide that, with respect to an annual meeting of shareholders, to be properly brought before the meeting, nominations or other business must be: (i) specified in the notice of meeting given by or at the direction of the board of directors or any committee thereof, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors or any committee thereof, or (iii) otherwise properly brought before the meeting by a shareholder in compliance with the procedures set forth in the Alaska Bylaws.
The Alaska Bylaws provide requirements for both form and timeliness. To be timely, a shareholder's notice must be delivered to the Secretary at the principal executive offices of GCI Liberty: (i) not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, in advance of the anniversary of the previous year's annual meeting of shareholders if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year's annual meeting of shareholders or not later than 70 days after the anniversary of the previous year's annual meeting of shareholders; and (ii) with respect to any other annual meeting of shareholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. The Alaska Bylaws further provide that in no event shall the public disclosure of an adjournment or postponement of an annual meeting of shareholders commence a new notice time period or extend any notice time period.	The Delaware Bylaws provide that, with respect to an annual meeting of stockholders, to be properly brought before the meeting, nominations for persons for election to the board of directors and the proposal of business to be considered by the stockholders must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the meeting by or at the direction of the board of directors (or any duly authorized committee thereof), or (c) otherwise properly be requested to be brought before the meeting by a stockholder in compliance with the procedures set forth in the Delaware Bylaws.
The Delaware Bylaws provide requirements for both form and timeliness. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the meeting, and (b) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was communicated to stockholders or public disclosure of the date of the meeting was made, whichever occurs first. The Delaware Bylaws further provide that in no event shall the public announcement

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
In the case of a special meeting of shareholders for the purpose of electing one or more directors, any shareholder entitled to vote in such election may nominate a person for election to such position as specified in GCI Liberty's notice of meeting, if the shareholders comply with the notice requirements in the Alaska Bylaws and deliver such notice to the Secretary at the principal executive offices of GCI Liberty not earlier than the close of business on the 120th day prior to such special meeting and not after the later of the close of business on the 90th day prior to such special meeting or the tenth day following the date of public disclosure of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. The Alaska Bylaws further provide that in no event shall the public disclosure of an adjournment or postponement of a special meeting commence a new time period.
The Alaska Bylaws provide that a shareholder may make a recommendation of a candidate for nomination and election to the board of directors subject to specific procedures and limitations set forth in GCI's Nominating and Corporate Governance Committee Charter approved by the board of directors.	of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.
In the case of a special meeting called by the corporation for the purpose of electing one or more directors to the board of directors, nominations by a stockholder entitled to vote that would otherwise comply with the form requirements in the Delaware Bylaws must be delivered to the Secretary at the corporation's principal executive offices not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. The Delaware Bylaws provide further that in no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.
Notice of Shareholder/Stockholder Meetings

In accordance with the ACC, the Alaska Bylaws provide that written notice stating the place, day and hour of a shareholders meeting, and in the case of a special meeting, the purpose(s) of the meeting, must be delivered to shareholders of record not less than 20 nor more than 60 days before the date of the meeting.

In accordance with the DGCL, the Delaware Bylaws provide that, unless otherwise provided by the DGCL, the written notice of any stockholders meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Corporate Opportunities	None.	Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation's line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.

In the Delaware Charter, Surviving Corporation has renounced any interest or expectancy in certain business combinations involving directors and officers of Surviving Corporation, which allows such directors and officers to pursue those business opportunities without the need to comply with the corporate opportunity doctrine. For a further discussion, see "Risk Factors—The surviving corporation will renounce its rights to certain business opportunities and the Surviving Corporation Charter will provide that no director or officer of the surviving corporation will breach their fiduciary duty and therefore be liable to the surviving corporation or its stockholders in connection with their treatment of certain corporate opportunities."

Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
State Anti-Takeover Statutes	Pursuant to the Alaska Takeover Bid Disclosure Act, Alaska regulates "takeover bids," meaning an acquisition of or offer following which a shareholder would directly or indirectly be a beneficial owner of greater than 5% of any class of equity securities of a target corporation. Subject to certain exceptions, an offeror must make certain filings with the Alaska Department of Community and Economic Development and deliver to the target corporation certain materials in connection with the takeover bid, including copies of all offering information, certain information about the offeror, the source of financing for the offer, the number of shares to be acquired and whether the offeror intends to sell the assets of the corporation. The Alaska Department of Community and Economic Development has the power to determine whether full and fair disclosure is being made and to enjoin a takeover bid if it is not made in compliance with the Alaska Takeover Bid Disclosure Act.	Under Section 203 of the DGCL, a corporation is prohibited from engaging in a "business combination" with a stockholder who owns 15% or more of the corporation's voting stock (an "interested stockholder") for three years following the time that such stockholder became an interested stockholder unless (i) prior to the time such stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in such stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, such stockholder owns at least 85% of the voting stock outstanding at the time the transaction commenced (subject to certain exclusions), or (iii) at or subsequent to such time, the business combination is approved by the board of directors and by the affirmative vote (but not written consent) of at least 66 2/3% of the corporation's outstanding voting stock that is not owned by the interested stockholder.
A Delaware corporation may opt out of Section 203 of the DGCL in its certificate of incorporation or a stockholder approved bylaw.
Surviving Corporation has not elected to opt-out of Section 203 of the DGCL.

Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Appraisal Rights	The ACC provides that dissenters' rights of appraisal are available to a shareholder of a corporation only in connection with a plan of merger, consolidation or a sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale under a court order or a sale for cash on terms requiring that all or substantially all of the net proceeds of the sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale involving that corporation.
Appraisal rights are not available under the ACC (i) to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange on the date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which the plan of merger, consolidation, or exchange or the proposed sale or exchange of property and assets is to be acted upon unless the articles of incorporation provide otherwise; or (ii) to the shareholders of the surviving corporation if a vote of the shareholders of the surviving corporation is not necessary to authorize the merger.	The DGCL provides that stockholders who properly demand and perfect appraisal rights in connection with certain mergers or consolidations of the corporation may have the right to receive payment of the fair value of their stock in cash as appraised by the Delaware Court of Chancery. Subject to certain exceptions, the DGCL provides that appraisal rights are not available to any class of stock listed on a national securities exchange or held of record by more than 2,000 stockholders, unless, in either case, such stockholders are required in the merger to accept in exchange for their shares anything other than (i) shares of the surviving corporation, (ii) shares of stock of another corporation which is listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares of such corporations, or (iv) any combination of the above.

Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Dividends	The ACC generally provides that, subject to any restrictions contained in the articles of incorporation, a corporation may declare and pay dividends unless the amount of the retained earnings of the corporation immediately before the distribution equals or exceeds the amount of the proposed distribution; or immediately after giving effect to the distribution the (x) sum of the assets of the corporation, exclusive of goodwill, capitalized research and development expenses, evidences of debts owing from directors or officers or secured by the corporation's own shares, and deferred directors or officers or secured by the corporation's own shares, and deferred charges, would be at least equal to one and one-fourth times its liabilities, not including deferred taxes, deferred income, and other deferred credits; and (y) current assets of the corporation would be at least equal to its current liabilities or, if the average of the earnings of the corporation before taxes on income and before interest expense for the two preceding fiscal years was less than the average of the interest expense of the corporation for those fiscal years, at least equal to one and one-fourth its current liabilities.
The Alaska Articles and Delaware Charter contain substantially the same terms with respect to dividends.	The DGCL provides that a corporation's board of directors may declare and pay dividends to its stockholders, subject to the terms of its certificate of incorporation, either out of surplus, or, if there is no surplus, out of net profits for the current or preceding fiscal year in which the dividend is declared, subject to certain limitations.
The Alaska Articles and Delaware Charter contain substantially the same terms with respect to dividends.

Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Interested Director Transactions	The ACC provides that a corporation may lend money to an officer or employee (who is not also a director) with approval of the board of directors. A loan may be extended to a director with the approval of 2/3 or more of the corporation's outstanding shares entitled to vote.
In accordance with the ACC, the Alaska Bylaws provide that a contract or other transaction between the corporation and one or more of the directors of the corporation, or between the corporation and a corporation, firm, or association in which one or more of the directors of the corporation has a material financial interest, is neither void nor voidable because the director or directors or other corporation, firm, or association is a party or because the director or directors is present at the meeting of the board of directors that authorizes, approves, or ratifies the contract or transaction, if the material facts as to the transaction and as to the director's interest are fully disclosed or known to the (1) shareholders and the contract or transaction is approved by the shareholders in good faith, with the shares owned by the interested director or directors not being entitled to vote; or (2) board of directors, and the board of directors authorizes, approves, or ratifies the contract or transaction in good faith by a sufficient vote without counting the vote of the interested director or directors, and the person asserting the validity of the contract or transaction sustains the burden of proving that the contract or transaction was just and reasonable as to the corporation at the time it was authorized, approved, or ratified.	The DGCL provides that contracts and transactions between a corporation and one or more of its directors or officers or between a corporation and any other entity in which one or more of its directors or officers are directors or officers shall not be void or voidable solely for this reason or because such director was present at or participates in the meeting where such contract or transaction was approved or because such director's or officer's votes are counted for such purpose if (i) the interest was fully disclosed or known to the board and the transaction was approved by a majority of the disinterested directors, (ii) the interest was fully disclosed or known to the stockholders and the transaction is approved by a majority vote of the stockholders or (iii) the transaction is fair to the corporation when authorized by its board of directors or its stockholders.

	Rights of GCI Liberty Shareholders	Rights of Surviving Corporation Stockholders
Action by Written Consent	The ACC provides that shareholders may take action by unanimous written consent without a meeting.
However, the Alaska Articles prohibit shareholder action by written consent, except that the holders of any series of Preferred Stock may take action by written consent to the extent provided by its terms in the Alaska Articles or in any Preferred Stock Designation with respect to such series.
The terms of the GCI Liberty Series A Preferred Stock do not include the right of the holders of such stock to act by written consent except with respect to certain protective provisions contained in the Alaska Articles and the waiver of rights of such holders.	The DGCL provides that, unless prohibited by the certificate of incorporation, the stockholders may take action by written consent without a meeting.
The Delaware Charter prohibits stockholder action by written consent, except that the holders of any series of Preferred Stock may take action by written consent to the extent provided by its terms.
The terms of the Surviving Corporation Series A Preferred Stock do not include the right of the holders of such stock to act by written consent except with respect to certain protective provisions contained in the Delaware Charter and the waiver of rights of such holders.
Dissolution

The ACC provides that a corporation may voluntarily dissolve if approved by (i) 2/3 or more of the shares of the corporation entitled to vote, unless any class of shares is entitled to vote as a class, in which case the election is adopted upon receiving the affirmative vote of two-thirds or more of the shares of each class entitled to vote as a class and of two-thirds or more of the shares entitled to vote; or (ii) by an action taken by the shareholders, without a meeting, by written consent signed by all shareholders entitled to vote. The GCI Liberty board may elect to dissolve the corporation if the corporation (A) has been determined to be bankrupt, (B) disposed of all of its assets and not conducted business for a period of 5 years immediately preceding the adoption of the resolution or (C) issued no shares.

The DGCL provides that dissolution must be approved by (i) the board of directors and (ii) the holders of a majority of the voting power of the outstanding stock of the corporation entitled to vote thereon. Dissolution may also be authorized without board approval by the unanimous written consent of the stockholders.
The Delaware Charter requires the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding shares of capital stock entitled to vote, voting together as a single class, in order for Surviving Corporation to dissolve (in addition to the statutorily required approval), unless at least 75% of the members of the board of directors then in office have approved such dissolution.

 SHAREHOLDER PROPOSALS

        GCI Liberty's next annual meeting of shareholders is currently expected to be held during the second quarter of 2018. In order to be eligible for inclusion in GCI Liberty's proxy materials for its 2018 annual meeting, any shareholder proposal must have been submitted in writing to GCI Liberty's Corporate Secretary and received at its executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on the tenth day following the date on which a public announcement is made by GCI Liberty of the annual meeting date. To be considered for presentation at GCI Liberty's 2018 annual meeting, any shareholder proposal must have been received at GCI Liberty's executive offices at the foregoing address on or before the close of business on the tenth day following the date on which a public announcement is made by GCI Liberty of the annual meeting date.

        All shareholder proposals for inclusion in GCI Liberty's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 (the "Exchange Act") and, as with any shareholder proposal (regardless of whether it is included in GCI Liberty's proxy materials), the GCI Liberty Articles and GCI Liberty Bylaws and, following the reincorporation merger, the Surviving Corporation Charter and the Surviving Corporation Bylaws.

 WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended. In accordance therewith, we file periodic reports and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. You may also inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.gciliberty.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) In addition, copies of our Annual Report on Form 10-K for the year ended December 31, 2017, or any of the exhibits listed therein, or copies of documents we have filed with the SEC are also available by contacting us by writing or telephoning the office of Investor Relations:

GCI Liberty, Inc.
12300 Liberty Blvd.
Englewood, Colorado 80112
(833) 618-8602

        The SEC allows us to "incorporate by reference" information into this document, which means that we can disclose important information about us to you by referring you to other documents. The information incorporated by reference is an important part of this proxy statement, and is deemed to be part of this document except for any information superseded by this document or any other document incorporated by reference into this document. Documents incorporated by reference herein will be made available to you, at no cost, upon your oral or written request to our Investor Relations office. Any statement, including financial statements, contained in our Annual Report on Form 10-K for the year ended December 31, 2017 shall be deemed to be modified or superseded to the extent that a statement, including financial statements, contained in this proxy statement or in any other later incorporated document modifies or supersedes that statement. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than any report or portion thereof furnished or deemed furnished under any Current Report on Form 8-K prior to the date on which the special meeting is held:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 28, 2018; and

  •
  Current Reports on Form 8-K, filed on February 7, 2018, February 21, 2018, February 27, 2018, February 28, 2018, March 8, 2018, March 9, 2018 and March 14, 2018.

ANNEX A

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of March 22, 2018 by and between GCI Liberty, Inc., an Alaska corporation (the "Company"), and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company ("NewCo").

RECITALS

        WHEREAS, the Company has entered into that certain Agreement and Plan of Reorganization, by and among Liberty Interactive Corporation, a Delaware corporation ("Liberty"), Liberty Interactive LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Liberty, and the Company (as amended by Amendment No. 1 to Reorganization Agreement, dated as of July 19, 2017, and Amendment No. 2 to Reorganization Agreement, dated as of November 8, 2017, and as may be further amended, restated or amended and restated, the "Reorganization Agreement");

        WHEREAS, pursuant to the terms of the Reorganization Agreement, the Company agreed to form NewCo, and to enter into, and to cause NewCo to enter into, an agreement and plan of merger with respect to the merger of the Company with and into NewCo for the purpose of reincorporating the Company in the State of Delaware following the Split-Off Effective Time (as defined in the Reorganization Agreement) (the "Reincorporation Merger"), with NewCo continuing as the surviving corporation in the Reincorporation Merger;

        WHEREAS, the Company's shares of Company Capital Stock (as defined below) outstanding at the effective time of the Reincorporation Merger will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended;

        WHEREAS, the Board of Directors of the Company has (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, (ii) resolved to submit this Agreement to the shareholders of the Company (the "Company Shareholders") for its adoption and approval, and (iii) recommended that the Company Shareholders approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger;

        WHEREAS, the Board of Directors of NewCo has (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, (ii) resolved to submit this Agreement to the sole stockholder of NewCo for its adoption, and (iii) recommended that the Company, as the sole stockholder of NewCo, approve the adoption of this Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger;

        WHEREAS, it is intended that, for U.S. federal income tax purposes, the Reincorporation Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"); and

        WHEREAS, this Agreement is intended to constitute, and is hereby adopted as, a "plan of reorganization" within the meaning of United States Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) for the Reincorporation Merger.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER

        Section 1.1    The Reincorporation Merger.    Upon the terms and subject to the conditions set forth in this Agreement, the General Corporation Law of the State of Delaware, as amended (the "DGCL"), and the Alaska Corporations Code, as amended (the "ACC"), at the Effective Time (as defined below), the Company shall be merged with and into NewCo, and the separate corporate existence of the Company shall thereupon cease. NewCo shall continue as the surviving corporation in the Reincorporation Merger and shall continue as a corporation formed and existing under the laws of the State of Delaware (sometimes hereinafter referred to as the "Surviving Corporation"). At the Effective Time, the effect of the Reincorporation Merger shall be as provided in this Agreement, the Delaware Certificate of Merger (as defined below), the applicable provisions of the DGCL, the Alaska Articles of Merger (as defined below) and the applicable provisions of the ACC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of the Surviving Corporation.

        Section 1.2    Charter and Bylaws.    At the Effective Time: (a) the certificate of incorporation of NewCo as in effect immediately prior to the Effective Time shall be amended and restated in the Reincorporation Merger to read in its entirety as set forth on Exhibit A, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter further amended as provided therein and in accordance with the DGCL, and (b) the bylaws of NewCo as in effect immediately prior to the Effective Time shall be amended and restated in the Reincorporation Merger to read in their entirety as set forth on Exhibit B, and as so amended and restated shall be the bylaws of the Surviving Corporation until thereafter further amended as provided therein and in accordance with the Surviving Corporation's certificate of incorporation and the DGCL.

        Section 1.3    Effective Time.    Subject to the provisions of this Agreement, as soon as practicable on the Closing Date (as defined below), the Company and the Surviving Corporation shall cause (i) this Agreement and the articles of merger, in substantially the form attached hereto as Exhibit C (the "Alaska Articles of Merger"), to be executed in accordance with the ACC, and (ii) the certificate of merger, in substantially the form attached hereto as Exhibit D (the "Delaware Certificate of Merger"), to be executed and filed with the Office of the Secretary of State of the State of Delaware (the "Delaware Secretary of State") in accordance with the DGCL. As soon as practicable after the Effective Time, and in any event not later than 30 days after the Effective Time, the Surviving Corporation shall cause a notification of merger, in substantially the form attached hereto as Exhibit E, to be executed and filed with the Commissioner of Community and Economic Development of the State of Alaska (the "Alaska Commissioner"), along with a certified copy of the Delaware Certificate of Merger. In addition, as soon as practicable after the Effective Time, the Surviving Corporation shall cause an amended certificate of authority, in substantially the form attached hereto as Exhibit F, to be executed and filed with the Alaska Commissioner. The Reincorporation Merger shall become effective at the time of the filing of the Delaware Certificate of Merger with the Delaware Secretary of State, or at such later time as may be specified in the Delaware Certificate of Merger (the "Effective Time").

        Section 1.4    Closing.    Unless this Agreement shall have been terminated in accordance with its terms, the closing of the Reincorporation Merger (the "Closing") shall occur as promptly as practicable (but in no event later than the second (2nd) Business Day) after all of the conditions set forth in Article II shall have been satisfied or waived, or at such other time and on a date as agreed to by the parties in writing (the "Closing Date"). The Closing shall take place at 10:00 a.m., New York City time, on the Closing Date, at the offices of Baker Botts L.L.P., 30 Rockefeller Plaza, New York, New York or at such other place and time as agreed to by the parties hereto.

        Section 1.5    Directors and Officers.    Subject to applicable law, the parties shall take all requisite action so that the directors of the Company as of immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The parties shall take all requisite action so that the officers of the Company as of immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

        Section 1.6    Effect on Common Stock.

        (a)    Effect on Company Common Stock.    At the Effective Time, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity:

            (i)  Each share of Company Capital Stock (as defined below) held in the Company's treasury immediately prior to the Effective Time shall be cancelled and shall cease to exist, and no securities of the Surviving Corporation or other consideration shall be delivered in exchange therefor.

           (ii)  Each share of Class A common stock, no par value, of the Company ("Company Class A Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.6(a)(i)) shall automatically, and without any election on the part of the Company Shareholders, be converted into a number of shares of Series A common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Series A Common Stock") equal to the Exchange Ratio (as defined below). For purposes of this Agreement, the "Exchange Ratio" will be 1.0.

          (iii)  Each share of Class B common stock, no par value, of the Company ("Company Class B Common Stock", and together with the Company Class A Common Stock, the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.6(a)(i) and any Dissenting Shares) shall automatically, and without any election on the part of the Company Shareholders, be converted into a number of shares of Series B common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Series B Common Stock", and together with the Surviving Corporation Series A Common Stock, the "Surviving Corporation Common Stock") equal to the Exchange Ratio.

          (iv)  Each share of Series A Cumulative Redeemable Preferred Stock of the Company ("Company Series A Preferred Stock", and together with the Company Common Stock, the "Company Capital Stock") issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.6(a)(i)) shall automatically, and without any election on the part of the Company Shareholders, be converted into a number of shares of Series A Cumulative Redeemable Preferred Stock of the Surviving Corporation ("Surviving Corporation Series A Preferred Stock", and together with the Surviving Corporation Common Stock, the "Surviving Corporation Capital Stock") equal to the Exchange Ratio.

        (b)    Effect on NewCo Common Stock.    At the Effective Time, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, each share of common stock, par value $0.01 per share, of NewCo issued and outstanding and held by the Company (which, for the avoidance of doubt, is the sole stockholder of NewCo) immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, and no securities of the Surviving Corporation or other consideration shall be delivered in exchange therefor.

        Section 1.7    Treatment of Company Equity Awards.

          (a)   At the Effective Time:

              (i)  each option to purchase shares of Company Common Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding option award (A) with respect to a number of (x) in the case of option awards with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock, and (y) in the case of option awards with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such option award related thereto immediately prior to the Effective Time (with any resulting fraction rounded down to the nearest whole share) and (B) with an exercise price per share equal to (1) the exercise price per share of such option award immediately prior to the Effective Time divided by (2) the Exchange Ratio;

             (ii)  each restricted share award of Company Capital Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding restricted share award with respect to a number of (x) in the case of restricted share awards with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock, (y) in the case of restricted share awards with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock and (z) in the case of restricted share awards with respect to shares of Company Series A Preferred Stock, shares of Surviving Corporation Series A Preferred Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such restricted share award related thereto immediately prior to the Effective Time and subject to Section 1.8(e);

            (iii)  each stock appreciation right with respect to shares of Company Capital Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding stock appreciation right (A) with respect to a number of (x) in the case of stock appreciation rights with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock and (y) in the case of stock appreciation rights with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such stock appreciation right related thereto immediately prior to the Effective Time and (B) with a base price per share equal to (1) the base price per share of such stock appreciation right immediately prior to the Effective Time divided by (2) the Exchange Ratio;

            (iv)  each restricted stock unit with respect to shares of Company Capital Stock that is outstanding as of immediately prior to the Effective Time shall, by virtue of the Reincorporation Merger and without any action on the part of the Company, NewCo, any Company Shareholder or any other person or entity, be assumed by the Surviving Corporation and converted into a corresponding restricted stock unit with respect to a number of (x) in the case of restricted stock units with respect to shares of Company Class A Common Stock, shares of Surviving Corporation Series A Common Stock and (y) in the case of restricted stock units with respect to shares of Company Class B Common Stock, shares of Surviving Corporation Series B Common Stock, in each case, equal to the product of (1) the Exchange Ratio and (2) the number of shares that such restricted stock units related thereto immediately prior to the Effective Time;

    and, in each case, with such other terms and conditions (including per share exercise price and vesting terms, as applicable) as were applicable to such Company Equity Award immediately prior to the Effective Time.

          (b)   As used in this Agreement, the term "Company Equity Award" shall include (i) any option to purchase shares of Company Common Stock, (ii) any restricted share awards of Company Capital Stock, (iii) any stock appreciation rights with respect to shares of Company Common Stock, and (iv) any restricted stock units with respect to shares of Company Common Stock, in each case, issued pursuant to the Company's incentive plans and outstanding immediately prior to the Effective Time.

          (c)   As soon as practicable following the Effective Time, the Surviving Corporation shall prepare and file with the United States Securities and Exchange Commission a registration statement on Form S-8 (or other appropriate form) registering a number of shares of the applicable series of Surviving Corporation Capital Stock at least equal to the number of shares of each class of Company Capital Stock subject to the Company Equity Awards immediately prior to the Effective Time. Such registration statement shall be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) at least for so long as any Company Equity Awards (as adjusted pursuant to Section 1.7(a)) remain outstanding.

        Section 1.8    Treatment of Shares.

          (a)   At the Effective Time, any stock certificate that, immediately prior to the Effective Time, represented issued and outstanding shares of Company Capital Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent only the number and class or series of whole shares of Surviving Corporation Capital Stock into which such shares of Company Capital Stock have been converted in the Reincorporation Merger, without any further action on the part of the holder of such shares or the Surviving Corporation.

          (b)   At the Effective Time, shares of issued and outstanding Company Capital Stock that are in non-certificated book-entry form shall, from and after the Effective Time, automatically become the number and class or series of whole shares of Surviving Corporation Capital Stock into which such shares of Company Capital Stock have been converted in the Reincorporation Merger, without any further action on the part of the holder of such shares or the Surviving Corporation. The recording of the conversion of such shares shall be effected in accordance with the customary procedures of the exchange agent of the Company (which shall also be the exchange agent of the Surviving Corporation) (the "Exchange Agent") with respect to securities in non-certificated book-entry form.

          (c)   If, after the Effective Time, a valid certificate previously representing shares of Company Capital Stock is delivered to the Exchange Agent, the Surviving Corporation at its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Surviving Corporation having custody of books and records of the Surviving Corporation, such certificate shall be canceled and the Surviving Corporation shall deliver to the holder of such certificate, in exchange for such valid certificate, a certificate representing the applicable whole shares of Surviving Corporation Capital Stock.

          (d)   Notwithstanding the foregoing, if any certificate that prior to the Effective Time represented shares of Company Capital Stock shall have been lost, stolen or destroyed, then, upon the making of an affidavit of such fact by the person or entity claiming such certificate to be lost, stolen or destroyed and the providing of an indemnity by such person or entity to the Surviving Corporation, in form and substance reasonably satisfactory to the Surviving Corporation, against any claim that may be made against it with respect to such certificate, the Surviving Corporation shall deliver to such person or entity, in exchange for such lost, stolen or destroyed certificate, a certificate representing the applicable whole shares of Surviving Corporation Capital Stock.

          (e)   All shares of Surviving Corporation Capital Stock issued upon conversion of shares of Company Capital Stock in the Reincorporation Merger will be validly issued, fully paid, and non-assessable; provided, however, that fractional shares of Surviving Corporation Capital Stock will not be issued and the Surviving Corporation will instead issue to each Company Shareholder entitled to such fractional share as a result of the conversion of such Company Shareholder's shares of Company Capital Stock into Surviving Corporation Capital Stock in accordance with Section 1.6(a) a scrip, registered in the name of such Company Shareholder (either represented by a certificate or uncertificated), representing such fractional share which will, subject to the terms hereof and thereof, entitle such Company Shareholder to receive a full share of the applicable class and series of Surviving Corporation Capital Stock upon the surrender of scrip (representing such class or series of Surviving Corporation Capital Stock) aggregating a full share of such class or series of Surviving Corporation Capital Stock. All scrip issued as aforesaid shall be subject to the following conditions: (i) the shares for which such scrip are exchangeable will be aggregated and will, as promptly as practicable following the Effective Time, be sold by (or on behalf of) the Surviving Corporation on behalf of the holder thereof in the public market, and (ii) the proceeds of such sale (less any brokerage charges, commissions, transfer taxes or other sale expenses) will be paid pro rata to the registered holders of such scrip, without interest, and in full satisfaction thereof. Scrip shall not be transferable without the consent of the Board of Directors of the Surviving Corporation and shall not entitle the holder thereof to exercise any voting rights, to receive any dividends thereon, or to participate in any of the assets of the Surviving Corporation in the event of liquidation. For the avoidance of doubt, the shares of Surviving Corporation Capital Stock referenced in this Section 1.8(e) will include shares issued in respect of restricted shares of Company Capital Stock, and any scrip issued in respect of fractional shares otherwise associated with such restricted shares will be treated in the same manner as the scrip associated with all other shares of Surviving Corporation Capital Stock and will not be subject to any additional restrictions as a result of association with shares that are otherwise restricted. The parties acknowledge and agree that the delivery of scrip and payment of cash with respect thereto instead of the issuance of fractional shares of Surviving Corporation Capital Stock are solely for the purpose of avoiding the expense and inconvenience to the Surviving Corporation of issuing fractional shares and do not represent separately bargained-for consideration.

        Section 1.9    Dissenters' Rights.    A holder of shares of Company Class B Common Stock has the right to dissent to the Reincorporation Merger with respect to such shares in accordance with AS 10.06.576-.580 (any such shares as to which such Company Shareholder dissents, "Dissenting Shares"). As used herein, "Dissenting Class B Shareholder" means a holder of shares of Company Class B Common Stock who properly exercises the right of dissent under AS 10.06.576. Newco agrees that it will promptly pay each Dissenting Class B Shareholder, if any, the amount to which such Dissenting Class B Shareholder is entitled under AS 10.06.576-.580, subject to and in accordance with the procedures set forth in AS 10.06.576-.580. Pursuant to AS 10.06.574(d), the holders of Company Class A Common Stock and the holders of Company Series A Preferred Stock do not have the right to dissent to a plan of merger. Accordingly, the holders of Company Class A Common Stock and the holders of Company Series A Preferred Stock do not have the right to dissent to the Reincorporation Merger.

        Section 1.10    Service of Process.    Pursuant to AS 10.06.562(A) and (B), following the Effective Time NewCo (i) agrees that it may be served with process in Alaska for a proceeding for the enforcement of an obligation of the Company; and (ii) irrevocably appoints the Alaska Commissioner as the agent for NewCo to accept service of process in a proceeding for the enforcement of an obligation of the Company.

        Section 1.11    Further Assurances.    If, at any time before or after the Effective Time, the Company or the Surviving Corporation, as the case may be, reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Reincorporation Merger or to carry out the purposes and intent of this Agreement, then the Company or the Surviving Corporation, as the case may be, and their respective officers and directors, shall execute and deliver all such proper deeds, assignments, instruments and assurances and do all other things reasonably necessary or desirable to consummate the Reincorporation Merger and to carry out the purposes and intent of this Agreement.

ARTICLE II
CONDITIONS

        Section 2.1    Conditions to the Obligations of Each Party.    The respective obligation of each party hereto to effect the Reincorporation Merger is subject to satisfaction or, in the case of clause (e) only, waiver, by the parties of the following conditions:

          (a)    Company Shareholder Approvals.    This Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, shall have been approved by:

              (i)  the holders of at least two-thirds of the votes entitled to be cast by the Company Class A Common Stock, the Company Class B Common Stock and the Company Series A Preferred Stock, voting together as a single class, with the holders of Company Class A Common Stock being entitled to cast 1 vote per share, holders of Company Class B Common Stock being entitled to cast 10 votes per share, and holders of Company Series A Preferred Stock being entitled to cast 1/3 votes per share;

             (ii)  the holders of at least two-thirds of the votes entitled to be cast by the Company Class A Common Stock, voting separately as a single class;

            (iii)  the holders of at least two-thirds of the votes entitled to be cast by the Company Class B Common Stock, voting separately as a single class; and

            (iv)  the holders of at least two-thirds of the votes entitled to be cast by the Company Series A Preferred Stock, voting separately as a single class (collectively, the "Company Shareholder Approvals").

          (b)    NewCo Sole Stockholder Approval.    This Agreement and the transactions contemplated hereby, including, without limitation, the Reincorporation Merger, shall have been approved and adopted by the Company, as the sole stockholder of NewCo (the "NewCo Stockholder Approval").

          (c)    Split-Off Effective Time.    The Split-Off Effective Time shall have occurred.

          (d)    Tax Opinion.    The Company shall have received a tax opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated the Closing Date, in form and substance reasonably acceptable to the Company, substantially to the effect that the Reincorporation Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code.

          (e)   The consents, approvals, authorizations or permits, filings or notifications set forth on Schedule A shall have been obtained or made, and shall be in full force and effect.

 ARTICLE III
TERMINATION

        Section 3.1    Termination.    This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the Company Shareholder Approvals and the NewCo Stockholder Approval have been obtained, (a) by mutual written consent of each of the Company and NewCo, (b) by either party, upon the termination of the Reorganization Agreement in accordance with its terms or (c) by either party, if the Reincorporation Merger has not been consummated one year from the Split-Off Effective Time.

ARTICLE IV
MISCELLANEOUS AND GENERAL

        Section 4.1    Amendments and Supplements.    This Agreement may be amended or supplemented at any time by additional written agreements signed by, or on behalf of, each of the parties, as may mutually be determined by the parties to be necessary, desirable or expedient to further the purpose of this Agreement or to clarify the intention of the parties; provided, however, that after the Company Shareholder Approvals and the NewCo Stockholder Approval have been obtained, no amendment shall be made that pursuant to applicable law requires further approval or adoption by the Company Shareholders without such further approval or adoption. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

        Section 4.2    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.

        Section 4.3    Governing Law.    Except to the extent that the laws of the State of Alaska mandatorily apply with respect to the internal affairs of the Company, all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles or rules of conflict of laws.

        Section 4.4    Entire Agreement.    This Agreement, along with (i) the Reorganization Agreement, (ii) that certain Voting Agreement, dated as of April 4, 2017, by and among Liberty, the Company, Mr. John C. Malone and Mrs. Leslie Malone, (iii) that certain Voting Agreement, dated as of April 4, 2017, by and among Liberty, the Company, Mr. John W. Stanton and Mrs. Theresa E. Gillespie, and (iv) that certain Voting Agreement, dated as of April 4, 2017, by and among Liberty, the Company, Ronald A. Duncan and Dani Bowman, including, in each case, the documents and the instruments referred to herein and therein, constitute the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        Section 4.5    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder except from and after the Effective Time the rights of holders of shares of Company Capital Stock and the holders of Company Equity Awards to receive the consideration set forth in Article I.

        Section 4.6    Assignment; Binding Upon Successors and Assigns.    None of the parties hereto may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        Section 4.7    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

        Section 4.8    Headings.    The headings contained in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

GCI LIBERTY, INC.
By:	/s/ CRAIG TROYER
Name: Craig Troyer
Title: Senior Vice President and Assistant Secretary
GCI MERGER SUB, INC.
By:	/s/ CRAIG TROYER
Name: Craig Troyer
Title: Vice President, Treasurer and Secretary

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A

FORM OF
RESTATED CERTIFICATE OF INCORPORATION

OF

GCI LIBERTY, INC.

 ARTICLE I

NAME

        The name of the corporation is GCI Liberty, Inc. (the "Corporation").

ARTICLE II

REGISTERED OFFICE

        The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as the same may be amended from time to time, the "DGCL").

ARTICLE IV

AUTHORIZED STOCK

        The total number of shares of capital stock which the Corporation will have authority to issue is one billion six hundred ten million (1,610,000,000) shares, of which:

          (1)   one billion five hundred and sixty million (1,560,000,000) shares will be of a class designated as Common Stock, par value $0.01 per share ("Common Stock"), and such class will be divided into series as follows:

    a.
    five hundred million (500,000,000) shares of Common Stock will be of a series designated as "Series A Common Stock" (the "Series A Common Stock");

    b.
    twenty million (20,000,000) shares of Common Stock will be of a series designated as "Series B Common Stock" (the "Series B Common Stock");

    c.
    one billion forty million (1,040,000,000) shares of Common Stock will be of a series designated as "Series C Common Stock" (the "Series C Common Stock"); and

          (2)   fifty million (50,000,000) shares will be of a class designated as Preferred Stock, par value $0.01 per share ("Preferred Stock"), with (a) seven million five hundred thousand (7,500,000) shares of Preferred Stock of a series designated as "Series A Cumulative Redeemable Preferred Stock" as set forth in Article IV, Section D hereof, and (b) forty two million five hundred thousand (42,500,000) shares of Preferred Stock undesignated as to series and issuable in accordance with the provisions of Article IV, Section C hereof and the DGCL.

        The description of the Common Stock and the Preferred Stock, and the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, or the method of fixing and establishing the same, are as hereinafter set forth in this Article IV.

SECTION A

CERTAIN DEFINITIONS AND INTERPRETATIONS

        Unless the context otherwise requires, the terms defined below will have, for all purposes of this Restated Certificate, the meanings herein specified:

        "Board of Directors" or "Board" means the Board of Directors of the Corporation and, unless the context indicates otherwise, also means, to the extent permitted by law, any committee thereof authorized, with respect to any particular matter, to exercise the power of the Board of Directors of the Corporation with respect to such matter.

        "Capital Stock" shall mean any and all shares of capital stock of the Corporation.

        "Convertible Securities" means (x) any securities of the Corporation (other than any series of Common Stock) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of the Corporation or any other Person, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (y) any securities of any other Person that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Corporation), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.

        "Person" means any natural person, corporation, company, limited liability company, general or limited partnership, trust, estate, proprietorship, joint venture, association, organization, or other entity.

        "Series A Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for Series A Common Stock.

        "Series B Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for Series B Common Stock.

        "Series C Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for Series C Common Stock.

        "Underlying Securities" means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities are directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.

        "Voting Securities" means the Series A Common Stock, the Series B Common Stock and any series of Preferred Stock which by its terms as set forth herein or in its Preferred Stock Designation is designated as a Voting Security; provided that, except as may otherwise be required by the laws of the State of Delaware, each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for by its terms as set forth herein or in the applicable Preferred Stock Designation.

 SECTION B

SERIES A COMMON STOCK, SERIES B COMMON STOCK AND
SERIES C COMMON STOCK

        Each share of Series A Common Stock, each share of Series B Common Stock and each share of Series C Common Stock will, except as otherwise provided in this Restated Certificate, be identical in all respects and will have equal rights, powers and privileges.

        1.    Voting Rights.    Holders of Series A Common Stock will be entitled to one vote for each share of such stock held of record, and holders of Series B Common Stock will be entitled to ten votes for each share of such stock held of record, on all matters that are submitted to a vote of stockholders of the Corporation (regardless of whether such holders are voting together with the holders of all Voting Securities, or as a separate class with the holders of one or more series of Common Stock or Preferred Stock, or as a separate series of Common Stock or Preferred Stock, or otherwise). Holders of Series C Common Stock will not be entitled to any voting powers, except as (and then only to the extent) otherwise required by the laws of the State of Delaware. If a vote or consent of the holders of Series C Common Stock should at any time be required by the laws of the State of Delaware on any matter, the holders of Series C Common Stock will be entitled to one-hundredth (1/100) of a vote on such matter for each share of Series C Common Stock held of record.

        Except (A) as may otherwise be required by the laws of the State of Delaware, (B) as may otherwise be provided in this Restated Certificate, or (C) as may otherwise be provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation (as defined in Article IV, Section C hereof), the holders of outstanding shares of Series A Common Stock, the holders of outstanding shares of Series B Common Stock and the holders of outstanding shares of each series of Preferred Stock that is designated as a Voting Security and is entitled to vote thereon in accordance with its terms as set forth herein or in the applicable Preferred Stock Designation, will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by stockholders of the Corporation (including, without limitation, and irrespective of the provisions of Section 242(b)(2) of the DGCL, any proposed amendment to this Restated Certificate required to be voted on by the stockholders of the Corporation that would (x) increase (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of Capital Stock hereafter established or (y) decrease (i) the number of authorized shares of Common Stock or any series thereof, (ii) the number of authorized shares of Preferred Stock or any series thereof or (iii) the number of authorized shares of any other class or series of Capital Stock hereafter established (but, in each case, not below the number of shares of such class or series of Capital Stock, as the case may be, then outstanding)), and no separate class or series vote or consent of the holders of shares of any class or series of Capital Stock will be required for the approval of any such matter, and such stockholders will not be allowed to cumulate their votes.

        2.    Conversion Rights.    Each share of Series B Common Stock will be convertible, at the option of the holder thereof, into one fully paid and non-assessable share of Series A Common Stock. Any such conversion may be effected by any holder of Series B Common Stock by surrendering such holder's certificate or certificates for the Series B Common Stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent for the Series B Common Stock, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Series B Common Stock represented by such certificate or certificates and stating the name or names in which such holder desires the certificate or certificates representing shares of Series A Common Stock to be issued and, if less than all of the shares of Series B Common Stock represented by one certificate are to be converted, the name or names in which such holder desires the certificate representing such remaining shares of Series B Common Stock to be issued. If so required by the Corporation, any certificate representing shares surrendered for conversion in accordance with this Article IV, Section B.2(a) will be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder, and will, if required by the last sentence of Article IV, Section B.2(b) of this Restated Certificate, be accompanied by payment, or evidence of payment, of applicable issue or transfer taxes. Promptly thereafter, the Corporation will issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Series A Common Stock to which such holder will be entitled as herein provided. If less than all of the shares of Series B Common Stock represented by any one certificate are to be converted, the Corporation will issue and deliver to such holder or such holder's nominee or nominees a new certificate representing the shares of Series B Common Stock not converted. Such conversion will be deemed to have been made at the close of business on the date of receipt by the Corporation or any such transfer agent of the certificate or certificates, notice and, if required, instruments of transfer and payment or evidence of payment of taxes referred to above, and the person or persons entitled to receive the Series A Common Stock issuable on such conversion will be treated for all purposes as the record holder or holders of such Series A Common Stock on that date. A number of shares of Series A Common Stock equal to the number of shares of Series B Common Stock outstanding from time to time will be set aside and reserved for issuance upon conversion of shares of Series B Common Stock. Shares of Series A Common Stock and shares of Series C Common Stock are not convertible into shares of any other series of Common Stock.

          (b)   The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of certificates representing shares of Series A Common Stock on conversion of shares of Series B Common Stock pursuant to this Article IV, Section B.2. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of certificates representing any shares of Series A Common Stock in a name other than that in which the shares of Series B Common Stock so converted were registered and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

        3.    Dividends.    Whenever a dividend, other than a dividend that constitutes a Share Distribution, is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay to the holders of each other series of Common Stock then outstanding an equal dividend per share. Dividends will be payable only as and when declared by the Board of Directors out of assets of the Corporation legally available therefor. Whenever a Share Distribution is paid to the holders of any series of Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of each other series of Common Stock then outstanding, as provided in Article IV, Section B.4 below. For purposes of this Article IV, Section B.3 and Article IV, Section B.4 below, a "Share Distribution" means a dividend or distribution (including a distribution made in connection with any stock-split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of Capital Stock, Convertible Securities or other securities of the Corporation or any other Person.

        4.    Share Distributions.    If at any time a Share Distribution is to be made with respect to any series of Common Stock, such Share Distribution may be declared and paid only as follows:

          (a)   a Share Distribution (i) consisting of shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, on an equal per share basis, or (ii) consisting of (x) shares of Series A Common Stock or Series A Convertible Securities may be declared and paid to holders of Series A Common Stock, on an equal per share basis, (y) shares of Series B Common Stock or Series B Convertible Securities may be declared and paid to holders of Series B Common Stock, on an equal per share basis, and (z) shares of Series C Common Stock or Series C Convertible Securities may be declared and paid to holders of Series C Common Stock, on an equal per share basis; or

          (b)   a Share Distribution consisting of any class or series of securities of the Corporation or any other Person, other than Series A Common Stock, Series B Common Stock or Series C Common Stock (or Series A Convertible Securities, Series B Convertible Securities or Series C Convertible Securities), may be declared and paid on the basis of a distribution of (i) identical securities, on an equal per share basis, to holders of Series A Common Stock, Series B Common Stock and Series C Common Stock, (ii) separate classes or series of securities, on an equal per share basis, to the holders of each such series of Common Stock or (iii) a separate class or series of securities to the holders of one or more series of Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other series of Common Stock; provided, that, in connection with a Share Distribution pursuant to clause (ii) or clause (iii), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable), with holders of shares of Series B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other series of Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion and share distribution, as applicable) among the Series A Common Stock, the Series B Common Stock and the Series C Common Stock, and (2) in the event the securities to be received by the holders of shares of Common Stock other than the Series B Common Stock consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each series of Common Stock (other than the Series B Common Stock) (A) as the Board of Directors determines or (B) such that the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of the class or series of securities (or the Underlying Securities) to be received by the holders of each series of Common Stock (other than the Series B Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion and share distribution provisions, as applicable) of such series of Common Stock, as compared to the other series of Common Stock (other than the Series B Common Stock).

        5.    Reclassification.

        The Corporation will not reclassify, subdivide or combine any series of Common Stock then outstanding without reclassifying, subdividing or combining each other series of Common Stock then outstanding, on an equal per share basis. Any such reclassification, subdivision or combination is subject to Article IX of this Restated Certificate.

        6.    Liquidation and Dissolution.

        In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and subject to the payment in full of the preferential or other amounts to which any series of Preferred Stock are entitled, the holders of shares of Series A Common Stock, the holders of shares of Series B Common Stock and the holders of shares of Series C Common Stock will share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to the holders of Common Stock. Neither the consolidation or merger of the Corporation with or into any other Person or Persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation will itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV, Section B.6.

        7.    Preemptive Rights.

        The holders of the Series A Common Stock, Series B Common Stock and Series C Common Stock will not have any preemptive right to subscribe for or purchase any Capital Stock or other securities which may be issued by the Corporation.

SECTION C

PREFERRED STOCK

        The Preferred Stock may be divided and issued in one or more series from time to time, with such powers, designations, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions thereof, as are stated and expressed in this Restated Certificate or as may be stated in a resolution or resolutions providing for the issue of each such series adopted by the Board of Directors (a "Preferred Stock Designation"). Nothing contained in this Article IV, Section C shall limit or otherwise restrict the powers, designations, preferences and relative, participating, optional or other rights and qualifications, limitations or restrictions of any series of Preferred Stock set forth in this Restated Certificate. The Board of Directors, in the Preferred Stock Designation with respect to a series of Preferred Stock (a copy of which will be filed as required by law), will, without limitation of the foregoing, fix the following with respect to such series of Preferred Stock:

            (i)  the distinctive serial designations and the number of authorized shares of such series, which may be increased or decreased, but not below the number of shares thereof then outstanding, by a certificate made, signed and filed as required by law (except where otherwise provided in a Preferred Stock Designation);

           (ii)  the dividend rate or amounts, if any, for such series, the date or dates from which dividends on all shares of such series will be cumulative, if dividends on stock of such series will be cumulative, and the relative preferences or rights of priority, if any, or participation, if any, with respect to payment of dividends on shares of such series;

          (iii)  the rights of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, if any, and the relative preferences or rights of priority, if any, of payment of shares of such series;

          (iv)  the right, if any, of the holders of such series to convert or exchange such stock into or for other classes or series of a class of stock or indebtedness of the Corporation or of another Person, and the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

           (v)  the voting powers, if any, of the holders of such series, including whether such series will be a Voting Security and, if so designated, the terms and conditions on which the holders of such series may vote together with the holders of any other class or series of Capital Stock;

          (vi)  the terms and conditions, if any, for the Corporation to purchase or redeem shares of such series; and

         (vii)  any other relative rights, powers, preferences and limitations, if any, of such series.

        The Board of Directors is hereby expressly authorized to exercise its authority with respect to fixing, designating and issuing various series of the Preferred Stock and determining the powers, designations, preferences and relative, participating, optional or other rights of such series of Preferred Stock, if any, and the qualifications, restrictions or limitations thereof, if any, to the full extent permitted by applicable law, subject to any stockholder vote that may be required by this Restated Certificate or any Preferred Stock Designation. All shares of any one series of the Preferred Stock will be alike in every particular. Except to the extent otherwise expressly provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, the holders of shares of Preferred Stock or any series thereof will have no voting rights except as may be required by the laws of the State of Delaware. Further, unless otherwise expressly provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, no consent or vote of the holders of shares of Preferred Stock or any series thereof, consenting or voting as a separate class or series, will be required for any amendment to this Restated Certificate that would increase the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof or decrease the number of authorized shares of Preferred Stock or the number of authorized shares of any series thereof (but not below the number of authorized shares of Preferred Stock or such series, as the case may be, then outstanding).

        Except as may be provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, or by law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes will have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by a Preferred Stock Designation or as part of any other series of Preferred Stock.

SECTION D

SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

        7,500,000 shares of the authorized and unissued Preferred Stock are hereby designated "Series A Cumulative Redeemable Preferred Stock" with the following powers, designations, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions (the "Series A Preferred Stock"):

        1.    Certain Definitions.    For purposes of this Article IV, Section D, the following terms shall have the meanings ascribed below:

          "Business Day" shall mean any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

          "Debt Instrument" shall mean any note, bond, debenture, indenture, guarantee or other instrument or agreement evidencing any Indebtedness, whether existing at the effective time of this Restated Certificate or thereafter created, incurred, assumed or guaranteed.

          "Dividend Period" shall mean the period from and including the Issue Date to (but not including) the first Dividend Payment Date and each three (3) month period from and including the Dividend Payment Date for the preceding Dividend Period to (but not including) the Dividend Payment Date for such Dividend Period.

          "Dividend Rate" shall mean the dividend rate accruing on the Series A Preferred Stock, as applicable from time to time pursuant to this Article IV, Section D.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "GCI Alaska" shall mean GCI Liberty, Inc., an Alaska corporation.

          "Indebtedness" shall mean (i) any liability, contingent or otherwise, of the Corporation or any Subsidiary (x) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of the Corporation or any Subsidiary or only to a portion thereof), (y) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given other than in connection with the acquisition of inventory or similar property in the ordinary course of business, or (z) for the payment of money relating to indebtedness represented by obligations under a lease that is required to be capitalized for financial accounting purposes in accordance with generally accepted accounting principles; (ii) any liability of others described in the preceding clause (i) which the Corporation or any Subsidiary has guaranteed or which is otherwise its legal liability; (iii) any obligations secured by any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance against any real or personal property, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction) to which the property or assets of the Corporation or any Subsidiary are subject whether or not the obligations secured thereby shall have been assumed by or shall otherwise be the Corporation's or any Subsidiary's legal liability; and (iv) any amendment, renewal, extension or refunding of any liability of the types referred to in clause (i), (ii) or (iii) above.

          "Issue Date" shall mean the Mandatory Conversion Time (as defined in the Amended and Restated Articles of Incorporation of GCI Alaska, as in effect immediately prior to the effective time of this Restated Certificate).

          "Junior Stock" shall mean the Common Stock and any other class or series of Capital Stock now existing or authorized after the effective time of this Restated Certificate other than the Series A Preferred Stock, any class or series of Parity Stock, and any class or series of Senior Stock.

          "Liquidation Price" measured per share of the Series A Preferred Stock as of any date of determination shall mean the sum of (i) $25, plus (ii) an amount equal to all unpaid dividends (whether or not declared) accrued with respect to such share which pursuant to Article IV, Section D.2(e) hereof have been added to and then remain part of the Liquidation Price as of such date.

          "Parity Stock" means any class or series of Capital Stock authorized after the effective time of this Restated Certificate that expressly ranks on a parity basis with the Series A Preferred Stock as to the dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          "Penalty Rate" shall mean the Stated Rate plus two percent (2.00%) per annum of the Liquidation Price of each share of Series A Preferred Stock.

          "Publicly Traded" means, with respect to shares of capital stock or other securities, that such shares or other securities are traded on a U.S. national securities exchange or U.S. national securities market or quoted on the over-the-counter market.

          "Record Date" for the dividends payable on any Dividend Payment Date shall mean the date fifteen (15) days immediately preceding such Dividend Payment Date; provided, that if such date is not a Business Day, the record date shall be the next succeeding Business Day after such date.

          "Redemption Date" as to all shares of Series A Preferred Stock shall mean (i) the Scheduled Redemption Date, and (ii) any date following the Scheduled Redemption Date on which shares of Series A Preferred Stock are redeemed pursuant to Article IV, Section D.4(b) hereof.

          "Redemption Price" means the Liquidation Price plus all unpaid dividends (whether or not declared) accrued from the most recent Dividend Payment Date through the Redemption Date.

          "Registrar" means the Transfer Agent acting in its capacity as registrar for the Series A Preferred Stock, and its successors and assigns.

          "Reincorporation Merger" shall mean the merger of GCI Alaska with and into the Corporation to effect the reincorporation of GCI Alaska from the State of Alaska to the State of Delaware.

          "Reincorporation Rate Effective Date" shall mean the first day after the first Dividend Payment Date following the effective date of the Reincorporation Merger.

          "Scheduled Redemption Date" shall mean the first (1st) Business Day following the twenty first (21st) anniversary of the Issue Date.

          "Senior Stock" shall mean any class or series of Capital Stock authorized after the effective time of this Restated Certificate that expressly ranks senior to the Series A Preferred Stock and has preference or priority over the Series A Preferred Stock as to dividend rights, rights of redemption and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          "Series A Dividend Amount" means, for any Dividend Payment Date, the amount accrued and payable by the Corporation as a dividend per share of Series A Preferred Stock, as determined pursuant to Article IV, Section D.2(a) hereof (and as such amount is subject to adjustment from time to time pursuant to Article IV, Section D.2(b) and Section D.2(c) hereof).

          "Stated Rate" shall mean (i) prior to the Reincorporation Rate Effective Date, five percent (5.00%) per annum of the Liquidation Price of each share of Series A Preferred Stock, and (ii) from and after the Reincorporation Rate Effective Date, seven percent (7.00%) per annum of the Liquidation Price of each share of Series A Preferred Stock.

          "Subsidiary" shall mean any company or corporate entity for which a Person owns, directly or indirectly, an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interests of such company or corporate entity).

          "Transfer Agent" means Computershare, Inc. acting as transfer agent, Registrar and paying agent for the Series A Preferred Stock, and its successors and assigns.

          "Votes Per Share" means one-third (1/3) of a vote, as such number may be adjusted pursuant to Article IV, Section D.6(c) hereof.

          "Voting Power" means the aggregate voting power of the shares of Series A Preferred Stock outstanding as a percentage of the aggregate voting power of the outstanding shares of Common Stock, together with the shares of Series A Preferred Stock, which are entitled to vote on any matter on which the holders of the Common Stock and Series A Preferred Stock vote together as a single class.

        2.    Dividends.

          (a)   Subject to the prior preferences and other rights of any Senior Stock and the provisions of Article IV, Section D.2(g) hereof, the holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, preferential dividends that shall accrue and cumulate as provided herein. Dividends on each share of Series A Preferred Stock shall accrue on a daily basis at the Dividend Rate of the Stated Rate from and including the Issue Date to and including the date on which the Liquidation Price or Redemption Price of such share is paid pursuant to Article IV, Section D.3 or Section D.4 hereof, respectively, whether or not such dividends have been declared and whether or not there are any funds of the Corporation legally available for the payment of dividends, and such dividends shall be cumulative. Accrued dividends on the Series A Preferred Stock shall be payable, in accordance with the terms and conditions set forth in this Article IV, Section D, quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on the first such date following the Issue Date (each, a "Dividend Payment Date"), to the holders of record of the Series A Preferred Stock as of the close of business on the applicable Record Date; provided, however, if any such payment date is not a Business

  Day, then payment of any dividend otherwise payable on that date will be made on the next succeeding day that is a Business Day, without any interest or other payment in respect of such delay. For purposes of determining the amount of dividends "accrued" (i) as of any date that is not a Dividend Payment Date, such amount shall be calculated on the basis of the foregoing rate per annum for actual days elapsed from the last preceding Dividend Payment Date (or in the event the first Dividend Payment Date has not yet occurred, the Issue Date) to the date as of which such determination is to be made, based on a 365-day year, (ii) as of any Dividend Payment Date (other than the first Dividend Payment Date), such amount shall be calculated on the basis of the foregoing rate per annum, based on a 360-day year of twelve 30-day months and (iii) as of the first Dividend Payment Date, such amount shall be calculated on the foregoing rate per annum for actual days elapsed from the Issue Date to the date as of which determination is to be made, based on a 365-day year.

          (b)   If the Corporation fails to pay cash dividends on the Series A Preferred Stock in full for any four (4) consecutive or non-consecutive Dividend Periods, including, without limitation, any failure to pay as a result of Article IV, Section D.2(d) hereof (a "Dividend Default"), then:

              (i)  the Dividend Rate shall increase to the Penalty Rate, commencing on the first day after the Dividend Payment Date on which a Dividend Default occurs and for each subsequent Dividend Period thereafter; provided, however, that the Dividend Rate will revert to the Stated Rate at such time as the Corporation has paid all accrued and unpaid dividends (whether or not declared) which pursuant to Article IV, Section D.2(e) hereof have been added to and then remain part of the Liquidation Price as of such date; and

             (ii)  when the Dividend Default is cured and the Dividend Rate reverts to the Stated Rate, each subsequent Dividend Default shall not occur until the Corporation has an additional four (4) failures to pay cash dividends on the Series A Preferred Stock, whether consecutive or non-consecutive after the prior Dividend Default has been cured.

          (c)   Once the Series A Preferred Stock becomes initially eligible to be Publicly Traded, if at any time or from time to time the Series A Preferred Stock fails to be Publicly Traded for ninety (90) consecutive days or longer (a "Listing Default"), then the Dividend Rate shall increase to the Penalty Rate, commencing on the day after the Listing Default and continuing until such time as the Corporation has cured the Listing Default by again causing the Series A Preferred Stock to be Publicly Traded, at which time the Dividend Rate shall revert to the Stated Rate.

          (d)   If, on any Dividend Payment Date, the Corporation, pursuant to applicable law or the terms of any Debt Instrument or Senior Stock, shall not have funds legally available to pay or otherwise be prohibited or restricted from paying to the holders of the Series A Preferred Stock the full Series A Dividend Amount to which such holders are entitled and to the holders of any Parity Stock then entitled to receive payment of a dividend the full amount to which such holders are entitled, the amount available for such payment pursuant to applicable law and which is not restricted or prohibited by the terms of any Debt Instrument or Senior Stock shall be distributed, when and as declared by the Board of Directors, among the holders of the Series A Preferred Stock and any Parity Stock to which dividends are then owed ratably in proportion to the full amounts to which they would otherwise be entitled.

          (e)   To the extent the Series A Dividend Amount is not paid in full on a Dividend Payment Date for any reason, all dividends (whether or not declared) that have accrued on a share of Series A Preferred Stock during the Dividend Period ending on such Dividend Payment Date and which are unpaid will be added to the Liquidation Price (as provided in the definition thereof) of such share and will remain a part thereof until such dividends are paid, together with all dividends that have accrued to the date of such payment with respect to that portion of the Liquidation Price which consists of such accrued and unpaid dividends. Such accrued and unpaid dividends, together with all unpaid dividends accrued thereon, may be declared and paid at any time (subject to the concurrent satisfaction of any dividend arrearages then existing with respect to any Parity Stock), without reference to any regular Dividend Payment Date, to holders of record as of the close of business on such date, not more than sixty (60) days preceding the payment date thereof, as may be fixed by the Board of Directors (the "Special Record Date").

          (f)    Notice of each Special Record Date shall be mailed, first class, postage prepaid, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice.

          (g)   So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not declare or pay any dividend whatsoever with respect to any Junior Stock or any Parity Stock, whether in cash, property or otherwise, nor shall the Corporation declare or make any distribution on any Junior Stock or any Parity Stock, or set aside any cash or property for any such purposes, nor shall any Junior Stock or Parity Stock be purchased, redeemed or otherwise acquired by the Corporation or any of its Subsidiaries, nor shall any monies be paid, set aside for payment or made available for a sinking fund for the purchase or redemption of any Junior Stock or Parity Stock, unless and until (i) all dividends to which the holders of the Series A Preferred Stock shall have been entitled for all current and all previous Dividend Periods shall have been paid or declared and the consideration sufficient for the payment thereof set aside so as to be available for the payment thereof and (ii) the Corporation shall have paid, in full, or set aside the consideration sufficient for the payment thereof, all redemption payments with respect to the Series A Preferred Stock that it is then obligated to pay; provided, however, that nothing contained in this Article IV, Section D.2(g) shall prevent (A) purchases, redemptions or other acquisitions of shares of Junior Stock in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants; (B) purchases of shares of Junior Stock pursuant to a contractually binding requirement to buy stock, including under a stock repurchase plan, provided that such contract or plan was entered into prior to the Corporation's failure to pay dividends on the Series A Preferred Stock; (C) exchanges or conversions of shares of any class or series of Junior Stock, or the securities of another company, for any other class or series of Junior Stock; (D) the purchase of fractional interests in shares of Junior Stock pursuant to the conversion or exchange provisions of such Junior Stock or the security being converted or exchanged; (E) the payment of any dividends in respect of Junior Stock where the dividend is in the form of the same stock as that on which the dividend is being paid; (F) distributions of Junior Stock or rights to purchase Junior Stock; (G) direct or indirect distributions of equity interests of a Subsidiary or other Person (whether by redemption, dividend, share distribution, merger or otherwise) to all or substantially all of the holders of one or more classes or series of Common Stock, on a pro rata basis with respect to each such class or series (other than with respect to the payment of cash in lieu of fractional shares), or such equity interests of such Subsidiary or other Person are available to be acquired by such holders of one more classes or series of Common Stock (including through any rights offering, exchange offer, exercise of subscription rights or other offer made available to such holders), on a pro rata basis with respect to each such class or series (other than with respect to the payment of cash in lieu of fractional shares), whether voluntary or involuntary, (H) stock splits, stock dividends or other distributions, reclassifications, recapitalizations or (I) the declaration and payment of dividends ratably on the

  Series A Preferred Stock and each class or series of Parity Stock as to which dividends are payable or in arrears so that the amount of dividends declared and paid per share of the Series A Preferred Stock and per share of each class or series of such Parity Stock are in proportion to the respective total amounts of accrued and unpaid dividends with respect to the Series A Preferred Stock and all such classes and series of Parity Stock.

        3.    Distributions Upon Liquidation, Dissolution or Winding Up.

        Subject to the prior payment in full of the preferential amounts to which any Senior Stock is entitled, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of the Series A Preferred Stock shall be entitled to receive from the assets of the Corporation available for distribution to the stockholders, before any payment or distribution shall be made to the holders of any Junior Stock, an amount in property or cash, as determined by the Board of Directors in good faith, or a combination thereof, per share, equal to the Liquidation Price plus all unpaid dividends (whether or not declared) accrued through the date of distribution of amounts payable to holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up of the Corporation since the immediately preceding Dividend Payment Date (or, if such date of distribution occurs prior to the first Dividend Payment Date, since the Issue Date), which payment shall be made pari passu with any such payment made to the holders of any Parity Stock. The holders of the Series A Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of the Corporation after receiving in full the amount set forth in the immediately preceding sentence. If, upon distribution of the Corporation's assets in liquidation, dissolution or winding up, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock and to all holders of any Parity Stock shall be insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of the Corporation to be distributed to holders of the Series A Preferred Stock and such Parity Stock shall be distributed pro rata to such holders based upon the aggregate of the full preferential amounts to which the shares of Series A Preferred Stock and such Parity Stock would otherwise respectively be entitled. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV, Section D.3. Notice of the liquidation, dissolution or winding up of the Corporation shall be mailed, first class mail, postage prepaid, not less than twenty (20) days prior to the date on which such liquidation, dissolution or winding up is expected to take place or become effective, to the holders of record of the Series A Preferred Stock at their respective addresses as the same appear on the books of the Corporation or are supplied by them in writing to the Corporation for the purpose of such notice.

        4.    Mandatory Redemption.

          (a)   Redemption.    On the Scheduled Redemption Date, the Corporation shall redeem all outstanding shares of Series A Preferred Stock out of funds legally available therefor at the Redemption Price per share, in cash. For the avoidance of doubt, any shares of Series A Preferred Stock that remain outstanding after the Scheduled Redemption Date shall continue to accrue dividends in accordance with the provisions in Article IV, Section D.2 hereof for so long as such shares remain outstanding. The Corporation shall not redeem any shares of Series A Preferred Stock except as expressly authorized in this Article IV, Section D.4.

          (b)   Partial Redemption.    If on the Scheduled Redemption Date, the Corporation, pursuant to applicable law or the terms of any Debt Instrument or Senior Stock, shall not have funds legally available to redeem or otherwise be prohibited or restricted from redeeming all shares of Series A Preferred Stock, those funds that are legally available and not so restricted or prohibited will be used to redeem the maximum possible number of such shares of Series A Preferred Stock. At any time and from time to time thereafter when additional funds of the Corporation are legally available and not so restricted for such purpose, such funds shall be used in their entirety to redeem the shares of Series A Preferred Stock that the Corporation failed to redeem on the Scheduled Redemption Date until the balance of such shares has been redeemed. The shares of Series A Preferred Stock to be redeemed in accordance with this Article IV, Section D.4(b) shall be redeemed pro rata from among the holders of the outstanding shares of Series A Preferred Stock.

          (c)   Notice of Redemption and Certificates.    The Corporation shall mail notice of such redemption to each holder (such notice, a "Notice of Redemption") in accordance with Article IV, Section D.13 hereof not later than twenty (20) days prior to the Redemption Date. Such Notice of Redemption shall contain: (A) the applicable Redemption Price, (B) the Redemption Date, (C) the instructions a holder must follow with respect to the redemption, including the method for surrendering the certificates for the shares of Series A Preferred Stock to be redeemed for payment of the Redemption Price and (D) any other matters required by law. On or before the applicable Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such Redemption Date, shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Notice of Redemption, and thereupon the Redemption Price for such shares shall be payable to the order of the Person whose name appears on such certificate or certificates as the owner thereof in accordance with the terms and conditions set forth in this Article IV, Section D. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate, instrument, or book entry representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

          (d)   Deposit of Redemption Price.    If the Notice of Redemption shall have been mailed as provided in Article IV, Section D.4(c) hereof, and if on or before the Redemption Date specified in such Notice of Redemption, the consideration necessary for such redemption shall have been set aside so as to be available therefor and only therefor, then on and after the close of business on the Redemption Date, the shares of Series A Preferred Stock called for redemption, notwithstanding that any certificate therefor shall not have been surrendered for cancellation, shall automatically be redeemed and no longer be deemed outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except the right of the holders thereof to receive upon surrender of their certificates the consideration payable upon redemption thereof.

          (e)   Status of Redeemed Shares.    Any shares of Series A Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation shall not be reissued as Series A Preferred Stock.

          (f)    Certain Restrictions.    If and so long as the Corporation shall fail to redeem on the Scheduled Redemption Date all shares of Series A Preferred Stock required to be redeemed on such date, the Corporation shall not redeem, or discharge any sinking fund obligation with respect to, any Parity Stock or Junior Stock, and shall not purchase or otherwise acquire any shares of Series A Preferred Stock, Parity Stock or Junior Stock, unless and until all then outstanding shares of Series A Preferred Stock are redeemed pursuant to the terms hereof. Nothing contained in this Article IV, Section D.4(f) shall prevent (i) the purchase or acquisition by the Corporation of shares of Series A Preferred Stock and Parity Stock pursuant to a purchase or exchange offer or offers made to holders of all outstanding shares of Series A Preferred Stock and Parity Stock, provided that (A) as to holders of all outstanding shares of Series A Preferred Stock, the terms of the purchase or exchange offer for all such shares are identical, (B) as to holders of all outstanding shares of a particular series or class of Parity Stock, the terms of the purchase or exchange offer for all such shares are identical, and (C) as among holders of all outstanding shares of Series A Preferred Stock and Parity Stock, the terms of each purchase or exchange offer or offers are substantially identical relative to the liquidation price of the shares of Series A Preferred Stock and each series or class of Parity Stock, (ii) the purchase or acquisition by the Corporation of shares of Series A Preferred Stock, Parity Stock or Junior Stock in exchange for (together with a cash adjustment for fractional shares, if any), or through the application of the proceeds of the sale of, shares of Junior Stock, or (iii) the redemption, purchase or other acquisition of Junior Stock solely in exchange for shares of Junior Stock.

        5.    Protective Provisions.

          (a)   In addition to any vote required by this Restated Certificate or by applicable law, for so long as any of the shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be), separately as a series:

              (i)  amend, alter or repeal any provision of this Article IV, Section D, whether by merger, share exchange, consolidation or otherwise, in a manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock set forth herein (including, without limitation, any such amendment or alteration that would reduce the Liquidation Price or Dividend Rate of the Series A Preferred Stock), unless in each such case each share of Series A Preferred Stock (x) shall remain outstanding without a material and adverse change to the powers, or rights of the Series A Preferred Stock or (y) shall be converted into or exchanged for preferred stock of the surviving entity having powers, preferences and rights substantially identical to that of a share of Series A Preferred Stock (except for any changes to such powers, preferences or rights that do not materially and adversely affect the Series A Preferred Stock and, if permitted by law, the payment of cash in lieu of fractional shares); or

             (ii)  authorize, create or issue, or increase the authorized or issued amount of, any class of Senior Stock or reclassify any of the authorized Capital Stock into such shares of Senior Stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares of Senior Stock.

          (b)   If the Corporation shall propose to take action specified in Article IV, Section D.5(a)(i) hereof, then the Corporation shall give notice of such proposed amendment, alteration or repeal to each holder of record of the shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein and shall cause to be filed with the Transfer Agent a copy of such notice. Such notice shall specify the material terms of such amendment, alteration or repeal. Such notice shall be given at least twenty (20) Business Days prior to the effective date of such amendment, alteration or repeal. If at any time the Corporation shall abandon or cancel the proposed action for which notice has been given under this Article IV, Section D.5(b) prior to the effective date of such proposed action, the Corporation shall give prompt notice of such abandonment or cancellation to each holder of record of the shares of Series A Preferred Stock appearing on the stock books of the Corporation as of the date of such notice at the address of said holder shown therein.

          (c)   In any merger or consolidation, which merger or consolidation by its terms provides for the payment of only cash to the holders of shares of Series A Preferred Stock, each holder of shares of Series A Preferred Stock shall be entitled to receive an amount equal to the Liquidation Price of the shares of Series A Preferred Stock held by such holder, plus an amount equal to the accrued and unpaid dividends (whether or not declared) on such shares since the immediately preceding Dividend Payment Date, in exchange for such shares of Series A Preferred Stock.

        6.    Voting.

          (a)   The shares of Series A Preferred Stock are hereby designated as a "Voting Security" for purposes of this Restated Certificate. The holders of shares of Series A Preferred Stock shall be entitled to vote together as a class generally with the holders of the Series A Common Stock and Series B Common Stock on all matters submitted to a vote of the holders of the Series A Common Stock and Series B Common Stock (together with the holders of any class or series of Senior Stock, Parity Stock or Junior Stock then entitled to vote together as a class with the holders of the Series A Common Stock and Series B Common Stock), except as required in this Article IV, Section D or by applicable law. Each record holder of shares of Series A Preferred Stock shall be entitled to the Votes Per Share for each share of Series A Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote in accordance with Delaware law. The holders of Series A Preferred Stock shall be entitled to notice of any meeting of holders of the Series A Common Stock and Series B Common Stock in accordance with the Bylaws of the Corporation.

          (b)   Each holder of Series A Preferred Stock will be entitled to the Votes Per Share on any matter on which holders of Series A Preferred Stock are entitled to vote separately as a class or series, whether at a meeting or by written consent.

          (c)   In the event of any stock split, stock dividend or other distribution, reclassification, recapitalization or similar event affecting the Common Stock and the aggregate number of votes that may be cast by the holders of the Series A Common Stock and Series B Common Stock, voting together as a separate class or series (each such event, an "Adjustment Event"), the Votes Per Share shall be adjusted, to the nearest tenth of a vote per share of Series A Preferred Stock, from and after such Adjustment Event such that the Voting Power immediately prior to such Adjustment Event shall be substantially equivalent to the Voting Power immediately following such Adjustment Event.

        7.    Preemptive Rights.

        The holders of the Series A Preferred Stock will not have any preemptive right to subscribe for or purchase any Capital Stock or other securities which may be issued by the Corporation.

        8.    Creation of Capital Stock.

        Notwithstanding anything set forth in this Restated Certificate, except as provided in Article IV, Section D.5(a)(ii) hereof, the Board of Directors, or any duly authorized committee thereof, without the vote of the holders of the Series A Preferred Stock, may authorize and issue additional shares of Capital Stock.

        9.    No Sinking Fund.

        Shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

        10.    Exclusion of Other Rights.

        Except as may otherwise be required by law and except for the equitable rights and remedies that may otherwise be available to holders of Series A Preferred Stock, the shares of Series A Preferred Stock shall not have any powers, designations, preferences, or relative, participating, optional or other rights, other than those specifically set forth in this Restated Certificate.

        11.    Replacement Certificates.

        If physical certificates representing shares of Series A Preferred Stock are issued, the Corporation shall replace any mutilated certificate at the holder's expense upon surrender of that certificate to the Transfer Agent. The Corporation shall replace certificates representing shares of Series A Preferred Stock that become destroyed, stolen or lost at the holder's expense upon delivery to the Corporation and the Transfer Agent of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Transfer Agent and the Corporation.

        12.   Taxes.

        (a)    Transfer Taxes.    The Corporation shall pay any and all stock transfer, documentary, stamp and similar taxes that may be payable in respect of any issuance or delivery of shares of Series A Preferred Stock or other securities issued on account of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series A Preferred Stock or other securities in a name other than that in which the shares of Series A Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

        (b)    Withholding.    All payments and distributions (or deemed distributions) on the shares of Series A Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, and amounts withheld, if any, shall be treated as received by holders.

        13.   Notices.

        All notices referred to in this Article IV, Section D shall be in writing and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of (i) receipt thereof, (ii) three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless first class mail shall be specifically permitted for such notice under the terms of this Restated Certificate) with postage prepaid, or (iii) one (1) Business Day after the mailing thereof if sent by overnight courier, addressed: (x) if to the Corporation, to its principal place of business (Attention: Chief Legal Officer), (y) if to any holder of Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of the Transfer Agent) or (z) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

        14.   Facts Ascertainable.

        The Secretary of the Corporation shall also maintain a written record of (i) the Issue Date, the number of shares of Series A Preferred Stock issued to a holder, and the date of each such issuance, and (ii) the Votes Per Share of the shares of Series A Preferred Stock (as may be adjusted pursuant to Article IV, Section D.6(c) hereof) and the dates and descriptions of all Adjustment Events, and, in each case, shall furnish such written record without cost to any stockholder who so requests.

        15.   Waiver.

        Notwithstanding any provision in this Restated Certificate to the contrary, any provision contained in this Restated Certificate and any right of the holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the holders thereof) upon the written consent of the Board of Directors (or an authorized committee thereof) and the holders of a majority of the shares of Series A Preferred Stock then outstanding.

        16.   Information Rights.

        During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation will use its reasonable efforts to (a) transmit by mail (or other permissible means under the Exchange Act) to all holders of Series A Preferred Stock, as their names and addresses appear on the record books of the Corporation and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the Securities and Exchange Commission (the "SEC") pursuant to Section 13 or 15(d) of the Exchange Act if it were subject thereto (other than any exhibits that would have been required); and (b) promptly, upon request, supply copies of such reports to any holders or prospective holder of Series A Preferred Stock. The Corporation will use its reasonable efforts to mail (or otherwise provide) the information to the holders of the Series A Preferred Stock within fifteen (15) days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if the Corporation were subject to Section 13 or 15(d) of the Exchange Act, in each case, based on the dates on which the Corporation would be required to file such periodic reports if it were a "non-accelerated filer" within the meaning of the Exchange Act.

        17.   Book Entry.

        The Series A Preferred Stock shall be issued initially in the form of one or more fully registered global certificates ("Global Preferred Shares") to a custodian for a securities depositary (the "Depositary") that is a clearing agency under Section 17A of the Exchange Act (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or its nominee, duly executed by the Corporation and authenticated by the Transfer Agent. The number of shares of Series A Preferred Stock represented by Global Preferred Shares may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary as hereinafter provided. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under these terms of the shares of Series A Preferred Stock with respect to any Global Preferred Shares held on their behalf by the Depositary or by the Transfer Agent as the custodian of the Depositary or under such Global Preferred Shares, and the Depositary may be treated by the Corporation, the Transfer Agent and any agent of the Corporation or the Transfer Agent as the absolute owner of such Global Preferred Shares for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Transfer Agent or any agent of the Corporation or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Shares.

ARTICLE V

DIRECTORS

SECTION A

NUMBER OF DIRECTORS

        The governing body of the Corporation will be a Board of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors, the number of directors will not be less than three (3) and the exact number of directors will be fixed in the manner provided in the Bylaws. Election of directors need not be by written ballot.

SECTION B

CLASSIFICATION OF THE BOARD

        Prior to the election of directors at the first annual meeting of stockholders following the effective time of this Restated Certificate, the Board of Directors will not be classified. Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any series of Preferred Stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of Preferred Stock (the "Preferred Stock Directors"), commencing with the election of directors at the first annual meeting of stockholders following the Mandatory Conversion Time (as defined in the Amended and Restated Articles of Incorporation of GCI Alaska, as in effect immediately prior to the effective time of this Restated Certificate), pursuant to Section 141(d) of the DGCL, the Board of Directors will be divided into three classes: Class I, Class II and

Class III. Each class will consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the number of members of the Board of Directors (other than any Preferred Stock Directors) authorized as provided in Article V, Section A hereof. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification of the Board of Directors becomes effective pursuant to this Article V, Section B. The term of office of the initial Class I directors will expire at the second annual meeting of stockholders following the Mandatory Conversion Time; the term of office of the initial Class II directors will expire at the third annual meeting of stockholders following the Mandatory Conversion Time; and the term of office of the initial Class III directors will expire at the fourth annual meeting of stockholders following the Mandatory Conversion Time. At each annual meeting of stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting will be elected to hold office in accordance with this Article V, Section B for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director's earlier death, resignation or removal.

SECTION C

REMOVAL OF DIRECTORS

        Subject to the rights of the holders of any series of Preferred Stock, (i) prior to the time the Board of Directors is classified at the first annual meeting of stockholders following the effective time of this Restated Certificate, directors may be removed from office with or without cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class, and (ii) following the time the Board of Directors is classified at the first annual meeting of stockholders following the effective time of this Restated Certificate, directors may be removed from office only for cause upon the affirmative vote of the holders of at least a majority of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class.

SECTION D

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

        Subject to the rights of holders of any series of Preferred Stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, will be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor will have been elected and qualified or until such director's earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director, except as may be provided with respect to any additional director elected by the holders of the applicable series of Preferred Stock.

SECTION E

LIMITATION ON LIABILITY AND INDEMNIFICATION

        1.     Limitation On Liability.

        To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article V, Section E.1 will be prospective only and will not adversely affect any limitation, right or protection of a director of the Corporation existing at the time of such repeal or modification.

        2.     Indemnification.

        (a)    Right to Indemnification.    The Corporation will indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or, to the fullest extent permitted by law, a person for whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) incurred by such person. Such right of indemnification will inure whether or not the claim asserted is based on matters which antedate the adoption of this Article V, Section E. The Corporation will be required to indemnify or make advances to a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors.

        (b)    Prepayment of Expenses.    The Corporation will pay the expenses (including attorneys' fees) incurred by a director or officer in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding will be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article V, Section E.2(b) or otherwise.

        (c)    Claims.    To the fullest extent permitted by law, if a claim for indemnification or payment of expenses under this Article V, Section E.2(c) is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful, will be entitled to be paid the expense (including attorney's fees) of prosecuting such claim to the fullest extent permitted by Delaware law. In any such action, to the fullest extent permitted by law, the Corporation will have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

        (d)    Non-Exclusivity of Rights.    The rights conferred on any person by this Article V, Section E.2(d) will not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Restated Certificate, the Bylaws of the Corporation, agreement, vote of stockholders or resolution of disinterested directors or otherwise.

        (e)    Other Indemnification.    To the fullest extent permitted by law, the Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit entity.

        3.    Amendment or Repeal.

        Any amendment, modification or repeal of the foregoing provisions of this Article V, Section E will not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

SECTION F

AMENDMENT OF BYLAWS

        In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, alter, amend or repeal any provision or all of the Bylaws of the Corporation.

ARTICLE VI

TERM

        The term of existence of the Corporation shall be perpetual.

ARTICLE VII

STOCK NOT ASSESSABLE

        The Capital Stock shall not be assessable. It shall be issued as fully paid, and the private property of the stockholders shall not be liable for the debts, obligations or liabilities of the Corporation.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS

SECTION A

ANNUAL AND SPECIAL MEETINGS

        Subject to the rights of the holders of any series of Preferred Stock, stockholder action may be taken only at an annual or special meeting. Except as otherwise provided by the terms of any series of Preferred Stock as set forth herein or in any Preferred Stock Designation, or unless otherwise prescribed by law or by another provision of this Restated Certificate, special meetings of the stockholders of the Corporation, for any purpose or purposes, will only be called by the Secretary of the Corporation (i) upon the written request of the holders of not less than 66 2/3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon or (ii) at the request of at least 75% of the members of the Board of Directors then in office.

SECTION B

ACTION WITHOUT A MEETING

        No action required to be taken or which may be taken at any annual meeting or special meeting of stockholders may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied; provided, however, that notwithstanding the foregoing, holders of any series of Preferred Stock may take action by written consent to the extent provided by its terms as set forth herein or in any Preferred Stock Designation with respect to such series.

ARTICLE IX

ACTIONS REQUIRING SUPERMAJORITY STOCKHOLDER VOTE

        Subject to the rights of the holders of any series of Preferred Stock and applicable law, the affirmative vote of the holders of at least 66 2/3% of the total voting power of the then outstanding Voting Securities entitled to vote thereon, voting together as a single class at a meeting specifically called for such purpose, will be required in order for the Corporation to take any action to authorize:

            (i)  the amendment, alteration or repeal of any provision of this Restated Certificate or the addition or insertion of other provisions herein; provided, however, that this clause (i) will not apply to any such amendment, alteration, repeal, addition or insertion (A) as to which the laws of the State of Delaware, as then in effect, do not require the consent of the Corporation's stockholders, or (B) that at least 75% of the members of the Board of Directors then in office have approved;

           (ii)  the adoption, amendment or repeal of any provision of the Bylaws of the Corporation; provided, however, that this clause (ii) will not apply to, and no vote of the stockholders of the Corporation will be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws of the Corporation by the Board of Directors in accordance with the power conferred upon it pursuant to Article V, Section F of this Restated Certificate;

          (iii)  the merger or consolidation of the Corporation with or into any other corporation (including a merger consummated pursuant to Section 251(h) of the DGCL and notwithstanding the exception to a vote of the stockholders for such a merger set forth therein); provided, however, that this clause (iii) will not apply to any such merger or consolidation (A) as to which the laws of the State of Delaware, as then in effect, do not require the consent of the Corporation's stockholders (other than Section 251(h) of the DGCL), or (B) that at least 75% of the members of the Board of Directors then in office have approved;

          (iv)  the sale, lease or exchange of all, or substantially all, of the property or assets of the Corporation; provided, however, that this clause (iv) will not apply to any such sale, lease or exchange that at least 75% of the members of the Board of Directors then in office have approved; or

           (v)  the dissolution of the Corporation; provided, however, that this clause (v) will not apply to such dissolution if at least 75% of the members of the Board of Directors then in office have approved such dissolution.

        Subject to the foregoing provisions of this Article IX, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Restated Certificate, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other Persons whomsoever by and pursuant to this Restated Certificate in its present form or as hereafter amended are granted subject to the rights reserved in this Article IX.

ARTICLE X

CERTAIN BUSINESS OPPORTUNITIES

        1.    Certain Acknowledgements; Definitions.

        In recognition and anticipation that:

          (a)   directors and officers of the Corporation may serve as directors, officers, employees and agents of any other corporation, company, partnership, association, firm or other entity, including, without limitation, current and former Subsidiaries and Affiliates of the Corporation ("Other Entity"),

          (b)   the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage,

          (c)   the Corporation may have an interest in the same areas of business opportunity as any Other Entity, and

          (d)   the Corporation may engage in material business transactions with any Other Entity and its Affiliates, including, without limitation, receiving services from, providing services to or being a significant customer or supplier to such Other Entity and its Affiliates, and that the Corporation and such Other Entity or one or more of their respective Subsidiaries or Affiliates may benefit from such transactions, and as a consequence of the foregoing, it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any directors or officers of the Corporation (including any such persons who are also directors, officers or employees of any Other Entity), be determined and delineated, as set forth herein, in respect of (x) any transactions between the Corporation and its Subsidiaries or Affiliates, on the one hand, and such Other Entity and its Subsidiaries or Affiliates, on the other hand, and (y) any potential transactions or matters that may be presented to officers or directors of the Corporation, or of which such officers or directors may otherwise become aware, which potential transactions or matters may constitute business opportunities of the Corporation or any of its Subsidiaries or Affiliates.

        In recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with any Other Entity and of the benefits to be derived by the Corporation by the possible service as directors or officers of the Corporation and its Subsidiaries of persons who may also serve from time to time as directors, officers or employees of any Other Entity, the provisions of this Article X will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation in relation to such Other Entity and its Affiliates, and as such conduct and affairs may involve such Other Entity's respective directors, officers or employees, and the powers, rights, duties and liabilities of the Corporation and its officers and directors in connection therewith and in connection with any potential business opportunities of the Corporation.

        Any Person purchasing, receiving or otherwise becoming the owner of any shares of Capital Stock, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article X. References in this Article X to "directors," "officers" or "employees" of any Person will be deemed to include those Persons who hold similar positions or exercise similar powers and authority with respect to any Other Entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

        2.    Duties of Directors and Officers Regarding Potential Business Opportunities; No Liability for Certain Acts or Omissions.

        If a director or officer of the Corporation is offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its Subsidiaries or Affiliates, in which the Corporation could, but for the provisions of this Article X, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a "Potential Business Opportunity"):

          (a)   such director or officer will, to the fullest extent permitted by law, have no duty or obligation to refer such Potential Business Opportunity to the Corporation, or to refrain from referring such Potential Business Opportunity to any Other Entity, or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto),

          (b)   such director or officer will not be liable to the Corporation or any of its Subsidiaries or any of its stockholders, as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation or any of its Subsidiaries, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to or otherwise inform the Corporation or any of its Subsidiaries regarding such Potential Business Opportunity or any matter relating thereto,

          (c)   any Other Entity may engage or invest in, independently or with others, any such Potential Business Opportunity,

          (d)   the Corporation shall not have any right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom, and

          (e)   the Corporation shall have no interest or expectancy, and hereby specifically renounces any interest or expectancy, in any such Potential Business Opportunity,

unless (for any of (a) through (e) above) both the following conditions are satisfied: (A) such Potential Business Opportunity was expressly offered to a director or officer of the Corporation solely in his or her capacity as a director or officer of the Corporation or as a director or officer of any Subsidiary of the Corporation and (B) such opportunity relates to a line of business in which the Corporation or any of its Subsidiaries is then directly engaged.

        3.    Amendment of Article X.

        No alteration, amendment or repeal, or adoption of any provision inconsistent with, any provision of this Article X will have any effect upon

        (a)   any agreement between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the "Amendment Time"), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time,

        (b)   any transaction entered into between the Corporation or an Affiliate thereof and any Other Entity or an Affiliate thereof, before the Amendment Time,

        (c)   the allocation of any business opportunity between the Corporation or any Subsidiary or Affiliate thereof and any Other Entity before the Amendment Time, or

        (d)   any duty or obligation owed by any director or officer of the Corporation or any Subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

        4.    Definitions for Article X.

        For purposes of this Article X, the following terms have the meanings set forth below:

          "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person.

          "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by agreement, or otherwise. The terms "Controls", "Controlled" and "Controlling" will have corresponding meanings.

          "Subsidiary" when used with respect to any Person, means any other Person (1) of which (x) in the case of a corporation, at least (A) 50% of the equity or (B) 50% of the voting interests are owned or Controlled, directly or indirectly, by such first Person, by any one or more of its Subsidiaries, or by such first Person and one or more of its Subsidiaries or (y) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries (A) owns at least 50% of the equity interests thereof or (B) has the power to elect or direct the election of at least 50% of the members of the governing body thereof or otherwise has Control over such organization or entity; or (2) that is required to be consolidated with such first Person for financial reporting purposes under U.S. Generally Accepted Accounting Principles, as in effect from to time.

Exhibit B

FORM OF

AMENDED AND RESTATED BYLAWS

OF GCI LIBERTY, INC.

 ARTICLE I

STOCKHOLDERS

        Section 1.1    Annual Meeting.

        An annual meeting of stockholders for the purpose of electing directors and of transacting any other business properly brought before the meeting pursuant to these Bylaws shall be held each year at such date, time and place, either within or without the State of Delaware or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), as may be specified by the Board of Directors in the notice of meeting.

        Section 1.2    Special Meetings.

        Except as otherwise provided in the terms of any series of preferred stock or unless otherwise provided by law or by the Certificate of Incorporation, special meetings of stockholders of the Corporation, for the transaction of such business as may properly come before the meeting, may be called by the Secretary of the Corporation (the "Secretary") only (i) upon written request received by the Secretary at the principal executive offices of the Corporation by or on behalf of the holder or holders of record of outstanding shares of capital stock of the Corporation, representing collectively not less than 66 2/3% of the total voting power of the outstanding capital stock of the Corporation entitled to vote at such meeting or (ii) at the request of not less than 75% of the members of the Board of Directors then in office. Only such business may be transacted as is specified in the notice of the special meeting. The Board of Directors shall have the sole power to determine the time, date and place, either within or without the State of Delaware, or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), for any special meeting of stockholders (including those properly called by the Secretary in accordance with Section 1.2(i) hereof). Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting that a meeting will be held at the time, date and place, if any, and in accordance with the record date determined by the Board of Directors.

        Section 1.3    Record Date.

        In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining stockholders entitled to vote at such meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) calendar days prior to such action. If no record date is fixed by the Board of Directors: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting in accordance with this Section 1.3.

        Section 1.4    Notice of Meetings.

        Notice of all stockholders meetings, stating the place, if any, date and hour thereof, as well as the record date for determining stockholders entitled to vote at such meeting (if such record date is different from the record date for determining stockholders entitled to notice of the meeting); the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting; and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered by the Corporation in accordance with Section 5.4 of these Bylaws, applicable law and applicable stock exchange rules and regulations by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or an Assistant Secretary, to each stockholder entitled to notice of such meeting, unless otherwise provided by applicable law or the Certificate of Incorporation, at least ten (10) calendar days but not more than sixty (60) calendar days before the date of the meeting.

        Section 1.5    Notice of Stockholder Business.

        (a)   Annual Meetings of Stockholders.

          (1)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations for persons for election to the Board of Directors and the proposal of business to be considered by the stockholders must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (iii) otherwise properly be requested to be brought before the meeting by a stockholder (x) who complies with the procedures set forth in this Section 1.5 and (y) who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in Section 1.5(a)(2) is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the meeting, and (z) who is entitled to vote at the meeting upon such election of directors or upon such business, as the case may be.

          (2)   In addition to any other requirements under applicable law and the Certificate of Incorporation, for a nomination for election to the Board of Directors or the proposal of business to be properly requested to be brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action pursuant to the Certificate of Incorporation, these Bylaws, and applicable law. To be timely, a stockholder's notice must be received at the principal executive offices of the Corporation (x) in the case of an annual meeting that is called for a date that is within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the meeting and (y) in the case of an annual meeting that is called for a date that is not within thirty (30) calendar days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was communicated to stockholders or public announcement (as defined below) of the date of the meeting was made, whichever occurs first. In no event shall the public announcement of an adjournment or postponement of a meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder notice as described herein.

            To be in proper written form, such stockholder's notice to the Secretary must be submitted by a holder of record of stock entitled to vote on the nomination of directors of the Corporation and shall set forth in writing and describe in fair, accurate, and material detail (A) as to each person whom the stockholder proposes to nominate for election as a director (a "nominee") (i) all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), and (iii) any material interest of the stockholder and beneficial owner, if any, on whose behalf the proposal is made, in such business; and (C) as to such stockholder giving notice and the beneficial owner or owners, if different, on whose behalf the nomination or proposal is made, and any affiliates or associates (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner (each a "Proposing Person") (i) the name and address, as they appear on the Corporation's books, of such Proposing Person, (ii) the class or series and number of shares of the capital stock of the Corporation that are owned beneficially and of record by such Proposing Person, (iii) a description of all arrangements or understandings between such Proposing Person and any other person or persons (including their names) pursuant to which the proposals are to be made by such stockholder, (iv) a representation by each Proposing Person who is a holder of record of stock of the Corporation (A) that the notice the Proposing Person is giving to the Secretary is being given on behalf of (x) such holder of record and/or (y) if different than such holder of record, one or more beneficial owners of stock of the Corporation held of record by such holder of record, (B) as to each such beneficial owner, the number of shares held of record by such holder of record that are beneficially owned by such beneficial owner, with documentary evidence of such beneficial ownership, and (C) that such holder of record is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination set forth in its notice, (v) a representation (I) whether any such Proposing Person or nominee has received any financial assistance, funding or other consideration from any other person in respect of the nomination (and the details thereof) (a "Stockholder Associated Person") and (II) whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Corporation within the past six (6) months by, or is in effect with respect to, such stockholder, any person to be nominated by such stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder, nominee or any such Stockholder Associated Person, and (vi) a representation whether any Proposing Person intends or is part of a group that intends to (I) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding voting power required to approve or adopt the proposal or elect the nominee and/or (II) otherwise solicit proxies from stockholders in support of such proposal, and (vii) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies in support of such proposal pursuant to Section 14 of the Exchange Act, and any rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.5 shall not apply to any proposal made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act. A proposal to be made pursuant to Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act shall be deemed satisfied if the stockholder making such proposal complies with the provisions of Rule 14a-8 and has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine (x) the eligibility of such proposed nominee to serve as a director of the Corporation and (y) whether the nominee would qualify as an "independent director" or "audit committee financial expert" under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation.

          (3)   Notwithstanding anything in paragraph (a)(2) of this Section 1.5 to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary date of the immediately preceding annual meeting, a stockholder's notice required by this Section 1.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. For purposes of the first annual meeting of stockholders of the Corporation, the first anniversary date shall be June 19, 2019.

        (b)    Special Meetings of Stockholders.     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote at such meeting who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time the notice provided for in paragraph (a)(2) of this Section 1.5 is delivered to the Secretary and on the record date for the determination of stockholders entitled to vote at the special meeting may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice meeting the requirements of paragraph (a)(2) of this Section 1.5 (substituting special meeting for annual meeting as applicable) shall be received by the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting; provided, however, that a stockholder may nominate persons for election at a special meeting only to such directorship(s) as specified in the Corporation's notice of the meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

        (c)    Updating and Supplementing of Stockholder Information.     A stockholder providing notice of nominations of persons for election to the Board of Directors at an annual or special meeting of stockholders or notice of business proposed to be brought before an annual meeting of stockholders shall further update and supplement such notice so that the information provided or required to be provided in such notice pursuant to paragraph (a)(2) of this Section 1.5 shall be true and correct both as of the record date for the determination of stockholders entitled to notice of the meeting and as of the date that is ten (10) business days before the meeting or any adjournment or postponement thereof, and such updated and supplemental information shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (a) in the case of information that is required to be updated and supplemented to be true and correct as of the record date for the determination of stockholders entitled to notice of the meeting, not later than the later of five (5) business days after such record date or five (5) business days after the public announcement of such record date, and (b) in the case of information that is required to be updated and supplemented to be true and correct as of ten (10) business days before the meeting or any adjournment or postponement thereof, not later than eight (8) business days before the meeting or any adjournment or postponement thereof (or if not practicable to provide such updated and supplemental information not later than eight (8) business days before any adjournment or postponement, on the first practicable date before any such adjournment or postponement).

        (d)   General.

          (1)   Only such persons who are nominated in accordance with the procedures set forth in this Section 1.5 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.5. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (a)(2)(C)(vi) of this Section 1.5) and (ii) if any proposed nomination or proposed business was not made or proposed in compliance with this Section 1.5, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.5, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present the nomination to the Board of Directors or to present the proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.5, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

          (2)   For purposes of this Section 1.5, (i) "public announcement" shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act, and (ii) "business day" shall mean any day, other than Saturday, Sunday and any day on which banks located in the State of New York are authorized or obligated by applicable law to close.

          (3)   Notwithstanding the foregoing provisions of this Section 1.5, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.5. Nothing in this Section 1.5 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

        Section 1.6    Quorum.

        Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law or in the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the holders of a majority in total voting power of the outstanding shares of stock entitled to vote at the meeting shall be present or represented by proxy in order to constitute a quorum for the transaction of any business. The chairman of the meeting shall have the power and duty to determine whether a quorum is present at any meeting of the stockholders. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity. In the absence of a quorum, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 1.7 hereof until a quorum shall be present.

        Section 1.7    Adjournment.

        Any meeting of stockholders, annual or special, may be adjourned from time to time solely by the chairman of the meeting because of the absence of a quorum or for any other reason and to reconvene at the same or some other time, date and place, if any, or by means of remote communication. Notice need not be given of any such adjourned meeting if the time, date and place, if any, and the means of remote communications, if any, thereof are announced at the meeting at which the adjournment is taken. The chairman of the meeting shall have full power and authority to adjourn a stockholder meeting in his sole discretion even over stockholder opposition to such adjournment. The stockholders present at a meeting shall not have the authority to adjourn the meeting. If the time, date and place, if any, thereof, and the means of remote communication, if any, by which the stockholders and the proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken and the adjournment is for less than thirty (30) calendar days, no notice need be given of any such adjourned meeting. If the adjournment is for more than thirty (30) calendar days or if after the adjournment a new record date for determining stockholders entitled to vote at the adjourned meeting is fixed for the adjourned meeting, then notice shall be given to each stockholder entitled to vote at the meeting. At the adjourned meeting, the stockholders may transact any business that might have been transacted at the original meeting.

        Section 1.8    Organization.

        The Chairman of the Board, or in his absence the Chief Executive Officer, or in their absence the President, or in their absence any Vice President, shall call to order meetings of stockholders and preside over and act as chairman of such meetings. The Board of Directors or, if the Board fails to act, the stockholders, may appoint any stockholder, director or officer of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board, the Chief Executive Officer, the President and all Vice Presidents. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chairman of the meeting and announced at the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board of Directors, the chairman of the meeting shall have the exclusive right to determine the order of business and to prescribe other such rules, regulations and procedures and shall have the authority in his discretion to regulate the conduct of any such meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) rules and procedures for maintaining order at the meeting and the safety of those present; (ii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iii) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (iv) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        The Secretary shall act as secretary of all meetings of stockholders, but, in the absence of the Secretary, the chairman of the meeting may appoint any other person to act as secretary of the meeting.

        Section 1.9    Postponement or Cancellation of Meeting.

        Any previously scheduled annual or special meeting of the stockholders may be postponed or canceled by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

        Section 1.10    Voting.

        Subject to the rights of the holders of any series of preferred stock and except as otherwise provided by law, the Certificate of Incorporation or these Bylaws and except for the election of directors, at any meeting duly called and held at which a quorum is present, the affirmative vote of a majority of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Subject to the rights of the holders of any series of preferred stock, at any meeting duly called and held for the election of directors at which a quorum is present, directors shall be elected by a plurality of the combined voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        Section 1.11    List of Stockholders.

        It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten (10) calendar days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the stockholder's name; provided, however, if the record date for determining the stockholders entitled to vote at the meeting is fewer than ten (10) calendar days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) calendar day before the meeting date. Nothing contained in this Section 1.11 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) calendar days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence of the identity of the stockholders entitled to examine such list.

        Section 1.12    Remote Communications.

        For purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:

          (a)   participate in a meeting of stockholders; and

          (b)   be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrent with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II

BOARD OF DIRECTORS

        Section 2.1    Number and Term of Office.

          (a)   Subject to any limitations set forth in the Certificate of Incorporation and to any provision of the General Corporation Law of the State of Delaware relating to the powers or rights conferred upon or reserved to the stockholders or the holders of any class or series of the issued and outstanding stock of the Corporation, the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, by or under the direction of the Board of Directors. Subject to any rights of the holders of any series of preferred stock to elect additional directors, the Board of Directors shall be comprised of not less than three (3) members and the exact number will be fixed from time to time by the Board of Directors by resolution adopted by the affirmative vote of not less than 75% of the members of the Board of Directors then in office. Directors need not be stockholders of the Corporation. The Corporation shall nominate the persons serving as Chairman of the Board and Chief Executive Officer for election as directors at any meeting at which such persons are subject to election as directors.

          (b)   Except as otherwise fixed by the Certificate of Incorporation relating to the rights of the holders of any series of preferred stock to separately elect additional directors, which additional directors are not required to be classified pursuant to the terms of such series of preferred stock (the "Preferred Stock Directors"), commencing with the election of directors at the 2018 annual meeting of stockholders, the Board of Directors shall be divided into three (3) classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of a number of directors equal to one-third (1/3) of the then authorized number of members of the Board of Directors (other than the Preferred Stock Directors). The term of office of the initial Class I directors shall expire at the annual meeting of stockholders in 2019; the term of office of the initial Class II directors shall expire at the annual meeting of stockholders in 2020; and the term of office of the initial Class III directors shall expire at the annual meeting of stockholders in 2021. Commencing with the election of directors at the 2019 annual meeting of stockholders and at each annual meeting of stockholders thereafter, the successors of the class of directors whose term expires at that meeting shall be elected to hold office in accordance with the Certificate of Incorporation for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The directors of each class will hold office until the expiration of the term of such class and until their respective successors are elected and qualified or until such director's earlier death, resignation or removal.

        Section 2.2    Resignations.

        Any director of the Corporation, or any member of any committee, may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President or Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified therein, then upon receipt thereof. The acceptance of such resignation shall not be necessary to make it effective unless otherwise stated therein.

        Section 2.3    Removal of Directors.

        Subject to the rights of the holders of any series of preferred stock, directors may be removed from office only for cause upon the affirmative vote of the holders of not less than a majority of the total voting power of the then outstanding shares entitled to vote at an election of directors voting together as a single class.

        Section 2.4    Newly Created Directorships and Vacancies.

        Subject to the rights of the holders of any series of preferred stock, vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the number of directors on the Board of Directors, shall be filled only by the affirmative vote of a majority of the remaining directors then in office (even though less than a quorum) or by the sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, except as may be provided in the terms of any series of preferred stock with respect to any additional director elected by the holders of such series of preferred stock. If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder may call a special meeting of stockholders in the same manner that the Board of Directors may call such a meeting, and directors for the unexpired terms may be elected at such special meeting.

        Section 2.5    Meetings.

        Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors, such determination to constitute the only notice of such regular meetings to which any director shall be entitled. In the absence of any such determination, such meeting shall be held, upon notice to each director in accordance with Section 2.6 of this Article II, at such times and places, within or without the State of Delaware, as shall be designated in the notice of meeting.

        Special meetings of the Board of Directors shall be held at such times and places, if any, within or without the State of Delaware, as shall be designated in the notice of the meeting in accordance with Section 2.6 hereof. Special meetings of the Board of Directors may be called by the Chairman of the Board, and shall be called by the Chief Executive Officer, President or Secretary upon the written request of not less than 75% of the members of the Board of Directors then in office.

        Section 2.6    Notice of Meetings.

        The Secretary, or in his absence any other officer of the Corporation, shall give each director notice of the time and place of holding of any regular meetings (if required) or special meetings of the Board of Directors, in accordance with Section 5.4 of these Bylaws, by mail at least ten (10) calendar days before the meeting, or by courier service at least three (3) calendar days before the meeting, or by facsimile transmission, electronic mail or other electronic transmission, or personal service, in each case, at least twenty-four (24) hours before the meeting, unless notice is waived in accordance with Section 5.4 of these Bylaws. Unless otherwise stated in the notice thereof, any and all business may be transacted at any meeting without specification of such business in the notice.

        Section 2.7    Meetings by Conference Telephone or Other Communications.

        Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and communicate with each other, and such participation in a meeting by such means shall constitute presence in person at such meeting.

        Section 2.8    Quorum and Organization of Meetings.

        A majority of the total number of members of the Board of Directors as constituted from time to time shall constitute a quorum for the transaction of business, but, if at any meeting of the Board of Directors (whether or not adjourned from a previous meeting) there shall be less than a quorum present, a majority of those present may adjourn the meeting to another time, date and place, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the directors present at any meeting at which a quorum is present may decide any question brought before such meeting. Meetings shall be presided over by the Chairman of the Board or in his absence by such other person as the directors may select. The Board of Directors shall keep written minutes of its meetings. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

        The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee to replace absent or disqualified members at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors passed as aforesaid, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the laws of the State of Delaware to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any Bylaw of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless otherwise specified in the resolution of the Board of Directors designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

        Section 2.9    Indemnification.

        The Corporation shall indemnify members of the Board of Directors and officers of the Corporation and their respective heirs, personal representatives and successors in interest for or on account of any action performed on behalf of the Corporation, to the fullest extent permitted by the laws of the State of Delaware and the Certificate of Incorporation, as now or hereafter in effect.

        Section 2.10    Indemnity Undertaking.

        To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprises (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees). Persons who are not directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board of Directors at any time specifies that such persons are entitled to the benefits of this Section 2.10. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

        Section 2.11    Advancement of Expenses.

        The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees, incurred in connection with any Proceeding in advance of the final disposition of such Proceeding; provided, however, that, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer or such person, to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses. Except as otherwise provided in Section 2.12 hereof, the Corporation shall be required to reimburse or advance expenses incurred by a person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized by the Board of Directors.

        Section 2.12    Claims.

        If a claim for indemnification or advancement of expenses under this Article II is not paid in full within sixty (60) calendar days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful, in whole or in part, shall be entitled to be paid the expense (including attorneys' fees) of prosecuting such claim to the fullest extent permitted by Delaware law. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.

        Section 2.13    Amendment, Modification or Repeal.

        Any amendment, modification or repeal of the foregoing provisions of this Article II shall not adversely affect any right or protection hereunder of any person entitled to indemnification under Section 2.9 hereof in respect of any act or omission occurring prior to the time of such repeal or modification.

        Section 2.14    Executive Committee of the Board of Directors.

        The Board of Directors, by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, may designate an executive committee, all of whose members shall be directors, to manage and operate the affairs of the Corporation or particular properties or enterprises of the Corporation. Subject to the limitations of the law of the State of Delaware and the Certificate of Incorporation, such executive committee shall exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation including, but not limited to, the power and authority to authorize the issuance of shares of common or preferred stock. The executive committee shall keep minutes of its meetings and report to the Board of Directors not less often than quarterly on its activities and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to it. Regular meetings of the executive committee, of which no notice shall be necessary, shall be held at such time, dates and places, if any, as shall be fixed by resolution adopted by the executive committee. Special meetings of the executive committee shall be called at the request of the Chief Executive Officer or of any member of the executive committee, and shall be held upon such notice as is required by these Bylaws for special meetings of the Board of Directors, provided that oral notice by telephone or otherwise, or notice by electronic transmission shall be sufficient if received not later than the day immediately preceding the day of the meeting.

        Section 2.15    Other Committees of the Board of Directors.

        The Board of Directors may by resolution establish committees other than an executive committee and shall specify with particularity the powers and duties of any such committee. Subject to the limitations of the laws of the State of Delaware and the Certificate of Incorporation, any such committee shall exercise all powers and authority specifically granted to it by the Board of Directors, which powers may include the authority to authorize the issuance of shares of common or preferred stock. Such committees shall serve at the pleasure of the Board of Directors, keep minutes of their meetings and have such names as the Board of Directors by resolution may determine and shall be responsible to the Board of Directors for the conduct of the enterprises and affairs entrusted to them.

        Section 2.16    Directors' Compensation.

        Directors shall receive such compensation for attendance at any meetings of the Board and any expenses incidental to the performance of their duties as the Board of Directors shall determine by resolution. Such compensation may be in addition to any compensation received by the members of the Board of Directors in any other capacity.

        Section 2.17    Action Without Meeting.

        Nothing contained in these Bylaws shall be deemed to restrict the power of members of the Board of Directors or any committee designated by the Board of Directors to take any action required or permitted to be taken by them without a meeting; provided, however, that if such action is taken without a meeting by consent by electronic transmission or transmissions, such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director.

        Section 2.18    Chairman of the Board of Directors.

        The Board of Directors shall elect a Chairman of the Board from among the members of the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors, at which he is present, and perform such other duties and exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

ARTICLE III

OFFICERS

        Section 3.1    Executive Officers.

        The Board of Directors shall elect from its own number, a Chief Executive Officer and a President (which may be the same or separate persons). The Board of Directors may also elect such Vice Presidents as in the opinion of the Board of Directors the business of the Corporation requires, a Treasurer, and a Secretary, any of whom may or may not be directors. The Board of Directors may also elect, from time to time, such other or additional officers as in its opinion are desirable for the conduct of business of the Corporation and such officers shall hold office at the pleasure of the Board of Directors; provided, however, that the Chief Executive Officer shall not hold any other office except that the Chief Executive Officer may serve as President.

        Section 3.2    Powers and Duties of Officers.

        The Chief Executive Officer shall have overall responsibility for the management and direction of the business and affairs of the Corporation and shall exercise such duties as customarily pertain to the office of chief executive officer and such other duties as may be prescribed from time to time by the Board of Directors. He shall be the senior officer of the Corporation and in case of the inability or failure of the President to perform his duties, he shall perform the duties of the President. In the absence or disability of the Chairman of the Board, the Chief Executive Officer shall perform the duties and exercise the powers of the Chairman of the Board. He may appoint and terminate the appointment or election of officers, agents or employees other than those appointed or elected by the Board of Directors. He may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations. The Chief Executive Officer shall perform such other duties as may be prescribed from time to time by the Board of Directors or these Bylaws.

        The offices of President and Chief Executive Officer may be held by the same or separate persons, each having the powers and duties hereunder as determined by the Board of Directors. The President of the Corporation shall be under the direction of the Chief Executive Officer and shall exercise such powers and duties as may be delegated by the Chief Executive Officer and such other duties as may be prescribed from time to time by the Board of Directors or assigned to him or her by these Bylaws. The President may sign, execute and deliver, in the name of the Corporation, powers of attorney, contracts, bonds and other obligations.

        Vice Presidents shall have such powers and perform such duties as may be assigned to them by the Chairman of the Board, Chief Executive Officer, the President, the executive committee, if any, or the Board of Directors. A Vice President may sign and execute contracts and other obligations pertaining to the regular course of his duties which implement policies established by the Board of Directors.

        The Treasurer shall be the chief financial officer and, unless the Board of Directors otherwise declares by resolution, the chief accounting officer of the Corporation. Unless the Board of Directors otherwise declares by resolution, the Treasurer shall have general custody of all the funds and securities of the Corporation and general supervision of the collection and disbursement of funds of the Corporation. He shall endorse for collection on behalf of the Corporation checks, notes and other obligations, and shall deposit the same to the credit of the Corporation in such bank or banks or depository as the Board of Directors may designate. He may sign, with the Chief Executive Officer, President or such other person or persons as may be designated for the purpose by the Board of Directors, all bills of exchange or promissory notes of the Corporation. He shall enter or cause to be entered regularly in the books of the Corporation a full and accurate account of all moneys received and paid by him on account of the Corporation, shall at all reasonable times exhibit his books and accounts to any director of the Corporation upon application at the office of the Corporation during business hours and, whenever required by the Board of Directors, the Chief Executive Officer, or the President, shall render a statement of his accounts. He shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws. He may be required to give bond for the faithful performance of his duties in such sum and with such surety as shall be approved by the Board of Directors. Any Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors. The Secretary shall cause notice to be given of meetings of stockholders, of the Board of Directors, and of any committee appointed by the Board of Directors. He shall have custody of the corporate seal, minutes and records relating to the conduct and acts of the stockholders and Board of Directors, which shall, at all reasonable times, be open to the examination of any director. The Secretary or any Assistant Secretary may certify the record of proceedings of the meetings of the stockholders or of the Board of Directors or resolutions adopted at such meetings, may sign or attest certificates, statements or reports required to be filed with governmental bodies or officials, may sign acknowledgments of instruments, may give notices of meetings and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

        Section 3.3    Bank Accounts.

        In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer, with approval of the Chief Executive Officer or the President, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he may deem necessary or appropriate, provided payments from such bank accounts are to be made upon and according to the check of the Corporation, which may be signed jointly or singularly by either the manual or facsimile signature or signatures of such officers or bonded employees of the Corporation as shall be specified in the written instructions of the Treasurer or Assistant Treasurer of the Corporation with the approval of the Chief Executive Officer or the President of the Corporation.

        Section 3.4    Proxies; Stock Transfers.

        Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to attend and to vote upon all matters and resolutions at any meeting of stockholders of any corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, whether regular or special, and at all adjournments thereof, and shall have power and authority to execute and deliver proxies and consents on behalf of this Corporation in connection with the exercise by this Corporation of the rights and powers incident to the ownership of such stock, with full power of substitution or revocation. Unless otherwise provided in the Certificate of Incorporation or directed by the Board of Directors, the Chief Executive Officer or the President or any Vice President or their designees shall have full power and authority on behalf of the Corporation to transfer, sell or dispose of stock of any corporation in which this Corporation may hold stock.

ARTICLE IV

CAPITAL STOCK

        Section 4.1    Shares.

        The shares of the Corporation shall be represented by a certificate or shall be uncertificated. Every holder of shares of capital stock of the Corporation represented by a certificate shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two (2) authorized officers of the Corporation representing the number of shares registered in certificate form, and sealed with the seal of the Corporation. Such seal may be a facsimile, engraved or printed. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights.

        Any of or all the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such an officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar had not ceased to hold such position at the time of its issuance.

        Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

        Section 4.2    Transfer of Shares.

        (a)   Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be cancelled, and the issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

        (b)   The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

        Section 4.3    Lost Certificates.

        The Board of Directors or any transfer agent of the Corporation may direct a new certificate or certificates or uncertificated shares representing stock of the Corporation to be issued in place of any certificate or certificates theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated shares, the Board of Directors (or any transfer agent of the Corporation authorized to do so by a resolution of the Board of Directors) may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as the Board of Directors (or any transfer agent so authorized) shall direct to indemnify the Corporation and the transfer agent against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificates or uncertificated shares, and such requirement may be general or confined to specific instances.

        Section 4.4    Transfer Agent and Registrar.

        The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates for shares to bear the manual or facsimile signature or signatures of any of them.

        Section 4.5    Regulations.

        The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer, registration, cancellation and replacement of certificates representing stock of the Corporation or uncertificated shares, which rules and regulations shall comply in all respects with the rules and regulations of the transfer agent.

ARTICLE V

GENERAL PROVISIONS

        Section 5.1    Offices.

        The Corporation shall maintain a registered office in the State of Delaware as required by the laws of the State of Delaware. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or as the business of the Corporation may require.

        Section 5.2    Corporate Seal.

        The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal" and "Delaware."

        Section 5.3    Fiscal Year.

        Unless otherwise determined by the Board of Directors, the fiscal year begins on January first each year.

        Section 5.4    Notices and Waivers Thereof.

        Whenever any notice is required by the laws of the State of Delaware, the Certificate of Incorporation or these Bylaws to be given by the Corporation to any stockholder, director or officer, such notice, except as otherwise provided by law, may be given personally, or by mail, or, in the case of directors or officers, or stockholders who consent thereto, by electronic transmission in accordance with applicable law. Any notice given by electronic transmission shall be deemed to have been given when it shall have been transmitted and any notice given by mail shall be deemed to have been given when deposited in the United States mail with postage thereon prepaid directed to such stockholder, director, or officer, as the case may be, at such stockholder's, director's, or officer's, as the case may be, address as it appears in the records of the Corporation. An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

        Whenever any notice is required to be given by law, the Certificate of Incorporation, or these Bylaws to the person entitled to such notice, a waiver thereof, in writing signed by the person, or by electronic transmission, whether before or after the meeting or the time stated therein, shall be deemed equivalent in all respects to such notice to the full extent permitted by law. If such waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the person waiving notice. In addition, notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any director if such director shall sign the minutes of such meeting or attend the meeting, except that if such director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, then such director shall not be deemed to have waived notice of such meeting.

        Section 5.5    Saving Clause.

        These Bylaws are subject to the provisions of the Certificate of Incorporation and applicable law. In the event any provision of these Bylaws is inconsistent with the Certificate of Incorporation or the corporate laws of the State of Delaware, such provision shall be invalid to the extent only of such conflict, and such conflict shall not affect the validity of any other provision of these Bylaws.

        Section 5.6    Amendments.

        In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors, by action taken by the affirmative vote of not less than 75% of the members of the Board of Directors then in office, is hereby expressly authorized and empowered to adopt, amend or repeal any provision of the Bylaws of this Corporation.

        Subject to the rights of the holders of any series of preferred stock, these Bylaws may be adopted, amended or repealed by the affirmative vote of the holders of not less than 66 2/3% of the total voting power of the then outstanding capital stock of the Corporation entitled to vote thereon; provided, however, that this paragraph shall not apply to, and no vote of the stockholders of the Corporation shall be required to authorize, the adoption, amendment or repeal of any provision of the Bylaws by the Board of Directors in accordance with the preceding paragraph.

        Section 5.7    Gender/Number.

        As used in these Bylaws, the masculine, feminine, or neuter gender, and the singular and plural number, shall include the other whenever the context so indicates.

        Section 5.8    Electronic Transmission.

        For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such recipient through an automated process.

ANNEX B

EXECUTION VERSION

VOTING AGREEMENT

        This VOTING AGREEMENT, dated as of April 4, 2017 (this "Agreement"), is made and entered into by and among Liberty Interactive Corporation, a Delaware corporation ("Liberty"), General Communication, Inc., an Alaska corporation (the "Company"), and each of the stockholders of the Company that are listed on Schedule A-1 hereto (each, a "Stockholder" and, collectively, the "Stockholders").

RECITALS

        WHEREAS, concurrently with the execution and delivery of this Agreement, Liberty, Liberty Interactive LLC, a Delaware limited liability company ("Liberty LLC"), and the Company are entering into an Agreement and Plan of Reorganization, dated as of the date hereof (as the same may be amended or supplemented, the "Reorganization Agreement"); capitalized terms used but not defined herein shall have the meanings set forth in the Reorganization Agreement;

        WHEREAS, following the consummation of the transactions contemplated by the Reorganization Agreement, the Company intends to effect a merger with and into its wholly-owned subsidiary, a Delaware corporation, to effect the reincorporation of the Company from the State of Alaska to the State of Delaware (the "Reincorporation Merger");

        WHEREAS, the Stockholders are the record or Beneficial Owners (as defined below) of, and have either sole or shared voting power over, such number of shares of Company Class B Common Stock (as defined below) set forth opposite each such Stockholder's name on Schedule A-1 hereto (such shares of Company Class B Common Stock, the "Original Shares", and together with any New Shares (as defined below) (including shares of Company Capital Stock to be issued in connection with the Company Reclassification and the Auto Conversion), the "Subject Shares"); and

        WHEREAS, as a condition to their willingness to enter into the Reorganization Agreement, the Company and Liberty have requested that each Stockholder enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Reorganization Agreement, each party hereto agrees as follows:

        SECTION 1.    Representations and Warranties of Stockholders.     Each Stockholder hereby represents and warrants to Liberty and the Company, severally and not jointly or jointly and severally, solely with respect to itself, as follows:

          (a)    Organization; Authority; Execution and Delivery; Enforceability.    (i) Such Stockholder has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement and (ii) no other proceedings on the part of such Stockholder are necessary to authorize this Agreement, to consummate the transactions contemplated by this Agreement or to comply with the terms of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by each of Liberty and the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity.

          (b)    No Conflicts; Consents.    The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance by such Stockholder with the terms of this Agreement do not and will not require the consent or approval of any other Person pursuant to, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, (i) any provision of any certificate of incorporation, bylaws, or trust or other organizational document of such Stockholder, (ii) any Contract to or by which such Stockholder is a party or bound or to or by which any of the properties or assets of such Stockholder (including such Stockholder's Subject Shares) is bound or subject or (iii) subject to the governmental filings and other matters referred to in clauses (1) and (2) of the following sentence, any Law or Order, in each case, applicable to such Stockholder or to such Stockholder's properties or assets (including such Stockholder's Subject Shares). No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including with respect to natural persons, any spouse, and with respect to trusts, any co-trustee or beneficiary) ("Consent") is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated by this Agreement or the compliance by such Stockholder with the terms of this Agreement, except for (1) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (2) those Consents which have already been obtained.

          (c)    Ownership.    Such Stockholder is the record or Beneficial Owner of the number of Original Shares set forth opposite such Stockholder's name on Schedule A-1, free and clear of any Encumbrances except as set forth on Schedule A-2, and such Stockholder's Original Shares constitute all of the shares of Company Class B Common Stock held of record or Beneficially Owned by such Stockholder. Such Stockholder does not Beneficially Own (i) any shares of Company Class B Common Stock other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive shares of Company Class B Common Stock or other equity or voting interests in the Company, other than shares of the Company's Class A common stock, no par value. Such Stockholder has the sole right to vote and Transfer such Stockholder's Original Shares, and none of such Stockholder's Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Stockholder's Original Shares, except (x) as set forth in Section 3 of this Agreement or (y) as disclosed on Schedule A-2 hereto. For purposes of this Agreement, (i) "Beneficial Ownership" and related terms such as "Beneficially Owned" or "Beneficial Owner" have the meaning given such terms in Rule 13d-3 under the U.S. Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time; provided, that no Stockholder will be deemed to Beneficially Own any shares of Company Capital Stock held by The Neoma Lowndes Trust or The Amanda Miller Trust and (ii) "Company Class B Common Stock" shall mean (x) all shares of the Company's Class B common stock, no par value, and (y) any securities issued in respect of the securities listed in clause (x), or in substitution therefor, or otherwise into which such Company Class B Common Stock may thereafter be changed, including the Company Class B-1 Common Stock, the Company Reclassified Class A Common Stock and the Company Series A Preferred Stock issued in connection with the Company Reclassification and the Auto Conversion (whether as a result of a recapitalization, reorganization, redemption, merger, consolidation, business combination, share exchange, stock dividend or other transaction or event).

          (d)    Information.    None of the information supplied or to be supplied by, or on behalf of, such Stockholder in writing for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement or any amendment or supplement thereto is declared effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading,

  (ii) the Joint Proxy Statement will, at the date it is first mailed to each of Liberty's and the Company's stockholders or at the time of each of the Liberty Stockholders' Meeting and the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (iii) the preliminary or definitive proxy statement on Schedule 14A filed by the Company with respect to the Reincorporation Merger will, at the date it is first mailed to the Company's stockholders or at the time of the meeting of the Company's stockholders called to vote upon the Reincorporation Merger (including the approval of the adoption of an agreement and plan of merger entered into in connection therewith), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (e)    Reliance.    Such Stockholder understands and acknowledges that the Company and Liberty are entering into the Reorganization Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

        SECTION 2.    Representations and Warranties of Liberty and Company.

          (a)    Liberty.    Liberty hereby represents and warrants to each Stockholder and the Company as follows: Liberty has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. The execution and delivery of this Agreement by Liberty and the compliance by Liberty with the terms of this Agreement have been duly authorized by all necessary action on the part of Liberty and no other corporate proceedings on the part of Liberty are necessary to authorize this Agreement. This Agreement has been duly executed and delivered by Liberty and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of Liberty, enforceable against Liberty in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity.

          (b)    Company.    The Company hereby represents and warrants to each Stockholder and Liberty as follows: the Company has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. The execution and delivery of this Agreement by the Company and the compliance by the Company with the terms of this Agreement have been duly authorized by all necessary action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity.

        SECTION 3.    Covenants of Stockholder.     Each Stockholder covenants and agrees, severally and not jointly, with respect to itself as follows:

          (a)   Throughout the term of this Agreement, at any meeting of the stockholders of the Company (including, without limitation, any Company Stockholders' Meeting) called to vote upon (x) any of the transactions contemplated by the Reorganization Agreement (including, without limitation, the Company Stockholder Approvals) or (y) the Reincorporation Merger (including the approval of the adoption of an agreement and plan of merger entered into in connection therewith) (such approvals in clause (x) or (y), the "Stockholder Approval Matters"), or at any postponement or adjournment thereof, in accordance with the terms of the Reorganization Agreement or in accordance with the terms of the Reincorporation Merger, or in any other circumstances upon which a vote, adoption or other approval with respect to any of the Stockholder Approval Matters is sought, such Stockholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Stockholder's Subject Shares in favor of the Stockholder Approval Matters; provided, however, if the Company shall have made a Company Adverse Recommendation Change solely in response to a Superior Company Proposal in accordance with the terms of the Reorganization Agreement, the Stockholders shall be released from their obligations pursuant to this Section 3(a) with respect to any meeting of stockholders of the Company called to vote upon the matters included in clause (x) of the definition of "Stockholder Approval Matters".

          (b)   From the date hereof until the earliest of (x) the termination of the Reorganization Agreement in accordance with its terms, (y) the consummation of the Reincorporation Merger, and (z) the twelve (12) month anniversary of the Split-Off Effective Time, at any meeting of the stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which a vote, adoption or other approval is sought, each Stockholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of such Stockholder's Subject Shares (1) against any Alternative Company Transaction Proposal or any agreement relating thereto and (2) against any amendment of the Company Articles or the Company Bylaws (other than pursuant to or as permitted under the Reorganization Agreement or pursuant to the terms of the Reincorporation Merger) or any other proposal, action, agreement or transaction which, in the case of this clause (2), would reasonably be expected to (A) result in a breach of any covenant, agreement, obligation, representation or warranty of the Company contained in the Reorganization Agreement, any agreement or plan of merger entered into in connection with the Reincorporation Merger, or this Agreement or of such Stockholder contained in this Agreement, (B) prevent, impede, interfere or be inconsistent with, delay, discourage or adversely affect the timely consummation of the transactions contemplated by the Reorganization Agreement or the Reincorporation Merger or (C) change in any manner the voting rights of any shares of Company Capital Stock (other than pursuant to or as permitted under the Reorganization Agreement or pursuant to the terms of the Reincorporation Merger) (the matters described in clauses (1) and (2), collectively, the "Vote-Down Matters"); provided, however, if the Company shall have made a Company Adverse Recommendation Change solely in response to a Superior Company Proposal in accordance with the terms of the Reorganization Agreement, the Stockholders shall be released from their obligations pursuant to this Section 3(b) with respect to any meeting of stockholders of the Company.

          (c)   Each Stockholder shall not, nor shall it authorize or permit any of its Affiliates or any of its or their respective directors, officers or employees, as applicable, or any of its or their respective financial advisors, legal counsel, financing sources, accountants or other advisors, agents or representatives (collectively, "Representatives") to, directly or indirectly, (i) solicit, initiate or facilitate (including by way of furnishing information), induce or encourage any inquiries or the making of any proposal or offer (including any proposal or offer to the Company Stockholders) that constitutes or would reasonably be expected to lead to an Alternative Company Transaction Proposal, or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Company Transaction Proposal. Each Stockholder shall, and shall cause its Affiliates and its and their respective Representatives to, immediately cease and cause to be terminated any and all existing activities, discussions or negotiations with any Person with respect to any Alternative Company Transaction Proposal and will enforce and will not waive any provisions of, any confidentiality or standstill agreement (or any similar agreement) to which the Stockholder is a party relating to any such Alternative Company Transaction Proposal, and will promptly request each Person that has heretofore executed a confidentiality agreement with such Stockholder in connection with its consideration of any Alternative Company Transaction Proposal to return or destroy all confidential information furnished prior to the execution of this Agreement to or for the benefit of such Person by or on behalf of the Company or any of its Subsidiaries.

  Notwithstanding the foregoing, in the event the Company is permitted to take the actions set forth in Section 5.2(b)(i) and (ii) of the Reorganization Agreement, Ronald Duncan ("Duncan") shall be released from the restrictions set forth in clause (ii) of the first sentence of this Section 3(c).

          (d)   Throughout the term of this Agreement, other than pursuant to and as permitted by the terms of the Reorganization Agreement, the Reincorporation Merger and this Agreement, such Stockholder shall not, and shall not commit or agree to, directly or indirectly, (i) sell, transfer, pledge, encumber, exchange, assign, convert, tender or otherwise dispose of (including by gift, merger or otherwise by operation of Law) Beneficial Ownership of (collectively, "Transfer"), or consent to or permit any Transfer of, any Subject Shares (or any interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit sharing or other derivative arrangement) of any Subject Shares (or any interest therein) or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or rights to acquire any securities or equity interests of the Company, other than this Agreement, provided, that such Stockholder may Transfer any Subject Shares pursuant to any sale, transfer, contract or other disposition (which, for the avoidance of doubt, excludes any conversion) (A) to an immediate family member of such Stockholder, (B) by will or for tax or estate planning purposes, (C) to a trust or other entity established for the benefit of such Stockholder and/or for the benefit of one or more members of such Stockholder's immediate family, (D) to an entity wholly-owned by such Stockholder, (E) to any bona fide pledgee upon any default or foreclosure under any margin loan arrangements in existence as of the date of this Agreement to which the Subject Shares are subject (the "Margin Loan Arrangements"), which arrangements shall not be modified without the prior written consent of Liberty; provided, that, in the case of clauses (A) through (D), any such transferee shall agree (in writing, pursuant to a joinder agreement or other instrument, reasonably acceptable to and in favor of each of the Company and Liberty) to take such Subject Shares subject to the transferor's obligations under this Agreement (a "Permitted Transferee"); provided, further, that the death of any Stockholder who is an individual person shall itself not be a sale, transfer or disposition of any Subject Shares prohibited by this Section 3(d) as long as another Stockholder, a Permitted Transferee or the Stockholder's estate continues to own such Subject Shares and agrees to perform such Stockholder's obligations hereunder. Each Stockholder shall use its best efforts to prevent an event of default or foreclosure under the Margin Loan Arrangements, including, but not limited to, by satisfying any margin call with cash. If any Subject Shares are Transferred pursuant to clause (E) above, Duncan will immediately take the actions set forth on Schedule A-3 hereto. At the request of Liberty or the Company, each certificate or other instrument representing any Subject Shares shall bear a legend that such Subject Shares are subject to the provisions of this Agreement, including this Section 3(d).

          (e)   Such Stockholder shall not, and such Stockholder shall not permit any of its Subsidiaries to, or authorize or permit any Affiliate, director, officer, trustee, employee or partner of such Stockholder or any of its Subsidiaries or any Representative of such Stockholder or any of its Subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Reorganization Agreement, this Agreement, the Reincorporation Merger or any of the other transactions contemplated by the Reorganization Agreement, by any agreement and plan of merger entered into in connection with the Reincorporation Merger or by this Agreement without the prior written consent of Liberty and the Company, except as may be required by applicable Law or court process, provided that the foregoing shall not apply to any disclosure required to be made by such Stockholder to the SEC or other Governmental Entity, including any amendment of any Statement on Schedule 13D, so long as such disclosure is consistent with the terms of this Agreement, the Reorganization Agreement, and the Reincorporation Merger and the public statements made by the Company and Liberty pursuant to the Reorganization Agreement, this Agreement and the Reincorporation Merger. In connection with any such publication and disclosure by such Stockholder, such Stockholder will coordinate and consult with Liberty and the Company before issuing, and give

  Liberty and the Company the opportunity to review and comment upon, giving due consideration to all reasonable additions, deletions or changes suggested in connection therewith, such publications or disclosures.

          (f)    Such Stockholder hereby agrees that, in the event (i) of any stock dividend or other distribution, stock split, reverse stock split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Stockholder purchases or otherwise acquires Beneficial Ownership or record ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of Company Class B Stock (other than shares of Company Capital Stock owned by the Company 401(k) Plan), in each case after the execution of this Agreement (including by conversion, operation of Law or otherwise) (collectively, the "New Shares"), such Stockholder shall deliver promptly to Liberty and the Company written notice of such event which notice shall state the number of New Shares so acquired or received or over which such Stockholder obtained the right to vote. Such Stockholder agrees that any New Shares shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Stockholder on the date of this Agreement. Such Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or Beneficial Ownership of such Stockholder's Subject Shares shall pass, whether by operation of Law or otherwise, including such Stockholder's heirs, guardians, administrators or successors, and such Stockholder further agrees to take all actions necessary to effectuate the foregoing. For the avoidance of doubt, all Company Capital Stock issued to a Stockholder in connection with the Company Reclassification and the Auto Conversion will constitute Subject Shares for purposes of this Agreement.

          (g)   Each Stockholder hereby (i) irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal, rights to dissent or other rights with respect to any of the Stockholder Approval Matters (including the Reincorporation Merger) that such Stockholder may have by virtue of ownership of the Subject Shares, including without limitation any right of dissent under Sec. 10.06.574 - .580 of the ACC, and (ii) acknowledges that Liberty and the Company will reasonably rely to their detriment upon such waiver.

        SECTION 4.    Grant of Irrevocable Proxy; Appointment of Proxy.

          (a)   (i) From the date hereof until the earlier of (A) the termination of the Stockholders' obligations pursuant to Section 3 and (B) the Contribution Effective Time, each Stockholder hereby irrevocably grants to the Company, and appoints, each of Tina Pidgeon and Peter Pounds, as authorized signatories of the Company, and any other individual designated in writing by the Company, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares at any meeting of stockholders of the Company (including any Company Stockholders' Meeting or any meeting of stockholders of the Company related to any of the Stockholder Approval Matters) or any adjournment or postponement thereof in accordance with the terms of Section 3 of this Agreement; provided, that the proxy granted in this Section 4(a)(i) shall not be applicable with respect to any meeting of stockholders of the Company or any adjournment or postponement thereof for which such Stockholder has been released from its voting obligations pursuant to the proviso of Section 3(a) or the proviso of Section 3(b). The proxy granted in this Section 4(a)(i) shall expire at the time that the obligations of the Stockholders in Section 3 have been fully performed in accordance with their terms.

          (ii)   From the Contribution Effective Time until the termination of the Stockholders' obligations pursuant to Section 3, each Stockholder hereby irrevocably grants to the Company, and appoints, each of Richard N. Baer and Craig Troyer, as then-authorized signatories of the Company, and any other individual designated in writing by the Company, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares at any meeting of stockholders of the Company (including any Company Stockholders' Meeting or any meeting of stockholders of the Company related to any of the Stockholder Approval Matters) or any adjournment or postponement thereof in accordance with the terms of Section 3 of this Agreement. The proxy granted in this Section 4(a)(ii) shall expire at the time that the obligations of the Stockholders in Section 3 have been fully performed in accordance with their terms.

          (b)   Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

          (c)   Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Reorganization Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of AS 10.06.418 of the Alaska Corporations Code.

        SECTION 5.    Director/Officer.     Notwithstanding anything to the contrary contained herein, each Stockholder is entering into this Agreement solely in its capacity as Beneficial Owner of such Stockholder's Subject Shares, and nothing herein is intended to or shall limit, affect or restrict any director or officer of the Company solely in his or her capacity as a director or officer of the Company or any of its Subsidiaries (including voting on matters put to such board or any committee thereof, influencing officers, employees, agents, management or the other directors of the Company or any of its Subsidiaries and taking any action or making any statement at any meeting of such board or any committee thereof) in the exercise of his or her fiduciary duties as a director or officer of the Company or any of its Subsidiaries.

        SECTION 6.    Further Assurances.     Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Liberty or the Company may reasonably request for the purpose of effectuating the matters covered by this Agreement.

        SECTION 7.    Termination.     This Agreement shall terminate upon the earliest of (a) the written agreement of each Stockholder party hereto, the Company and Liberty, (b) the termination of the Reorganization Agreement in accordance with its terms, (c) the consummation of the Reincorporation Merger in accordance with its terms and (d) the date that is twelve (12) months after the Split-Off Effective Time. Section 3(b), Section 4, Section 6, this Section 7 and Section 8 shall survive any such termination pursuant to this Section 7 (if applicable, for the period specified therein). Notwithstanding the foregoing, this Agreement shall terminate (other than this Section 7 and Section 8) as to a Stockholder party hereto as of the date of any material modification, waiver or amendment of the Reorganization Agreement as in effect on the date of this Agreement which adversely affects the value of the consideration payable to such Stockholder pursuant to the Reorganization Agreement without the prior written consent of such Stockholder.

        SECTION 8.    General Provisions.

          (a)    Assignment; Amendments.    Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties hereto without the prior written consent of the other parties, except that any Stockholder may assign its obligations hereunder to a Permitted Transferee (that has executed a joinder agreement or other instrument in accordance with Section 3(d) above) without the prior written consent of the Company and Liberty. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of the Company, each Stockholder and Liberty.

          (b)    Notices.    All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally or sent via facsimile or e-mail, provided that should any such delivery be made by facsimile or e-mail, the sender shall also send a copy of the information so delivered on or before the next Business Day by a nationally recognized overnight courier or (b) on the first Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case, if to the Stockholders, to the addresses set forth on Schedule A-1, and if to the Liberty or the Company, to the addresses for Liberty and the Company set forth in Section 8.2 of the Reorganization Agreement (or at such other address for a party as shall be specified by like notice).

          (c)    Interpretation.    When a reference is made in this Agreement to a paragraph, a Section or a Schedule, such reference shall be to a paragraph of, a Section of or a Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "hereto", "hereby", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

          (d)    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.

          (e)    Entire Agreement; Third-Party Beneficiaries.    This Agreement, the Reorganization Agreement, any agreement and plan of merger entered into in connection with the Reincorporation Merger and the transactions contemplated hereby and thereby and agreements referenced herein and therein (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and no party is relying on any other oral or written representation, agreement or understanding and no party makes any express or implied representation or warranty in connection with the transactions contemplated hereby or thereby other than as set forth herein or therein and (ii) other than the rights conferred upon those Persons specified as proxies and attorneys-in-fact in Section 4, is not intended to confer upon any Person other than the parties any rights or remedies.

          (f)    Governing Law; Consent to Jurisdiction; Venue.    (i) All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws (other than matters pertaining to the internal affairs of the Company, which shall be governed by Alaska law). Each of the parties hereto agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708.

          (ii)   Each of the parties hereto hereby (i) irrevocably and unconditionally consents to submit itself to the sole and exclusive personal jurisdiction of the Court of Chancery of the State of Delaware (or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware) (collectively, the "Delaware Courts") in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) waives any objection to the laying of venue of any such litigation in any of the Delaware Courts, (iii) agrees not to plead or claim in any such court that such litigation brought therein has been brought in an inconvenient forum and agrees not otherwise to attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court, and (iv) agrees that it will not bring any action, suit, or proceeding in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby, in any court or other tribunal, other than any of the Delaware Courts. Each of the parties hereto hereby irrevocably and unconditionally agrees that service of process in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby may be made upon such party by prepaid certified or registered mail, with a validated proof of mailing receipt constituting evidence of valid service, directed to such party at the address specified in Section 8(b) hereof. Service made in such manner, to the fullest extent permitted by applicable Law, shall have the same legal force and effect as if served upon such party personally within the State of Delaware. Nothing herein shall be deemed to limit or prohibit service of process by any other manner as may be permitted by applicable Law.

          (g)    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

          (h)    Specific Performance.    The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.

          (i)    Waiver of Jury Trial.    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR

  RELATING TO THIS AGREEMENT, THE REORGANIZATION AGREEMENT, OR THE REINCORPORATION MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY OF THE STOCKHOLDER APPROVAL MATTERS) OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT, THE REORGANIZATION AGREEMENT, OR THE REINCORPORATION MERGER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY OF THE STOCKHOLDER APPROVAL MATTERS).

          (j)    Expenses.    All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not such transactions are consummated.

          (k)    Waiver of Certain Actions.    Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Liberty, Liberty LLC, the Company or any of their respective successors (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement, the Reorganization Agreement or any agreement or plan of merger entered into in connection with the Reincorporation Merger (including any claim seeking to enjoin or delay the consummation of the closing of the transaction contemplated thereby) or (ii) alleging a breach of any duty of the board of directors of the Company in connection with the Reorganization Agreement, this Agreement, the Reincorporation Merger or the transactions contemplated thereby or hereby (including any of the Stockholder Approval Matters). Each Stockholder agrees to provide prompt written notice to Liberty and the Company upon obtaining actual knowledge of the commencement, or the threat of commencement, of any such claims set forth in clauses (i) or (ii) of the foregoing sentence.

[Remainder of page left intentionally blank]

        IN WITNESS WHEREOF, the parties have signed this Agreement, all as of the date first written above.

LIBERTY INTERACTIVE CORPORATION
By:	/s/ RICHARD N. BAER
	Name:	Richard N. Baer
	Title:	Chief Legal Officer

[Liberty Signature Page to Voting Agreement]

STOCKHOLDERS
/s/ RONALD A. DUNCAN Ronald A. Duncan
/s/ DANI BOWMAN Dani Bowman

[Stockholder Signature Page to Voting Agreement]

GENERAL COMMUNICATION, INC.
By:	/s/ PETER POUNDS
	Name:	Peter Pounds
	Title:	Senior Vice President & Chief Financial Officer

[Company Signature Page to Voting Agreement]

Schedule A-1

Name and Address of Stockholders	Number of Subject Shares Owned Beneficially or of Record
Ronald A. Duncan	Class B: 1,174,917
2550 Denali Street Suite 1000 Anchorage, Alaska 99503
Dani Bowman	Class B: 27,020
2550 Denali Street Suite 1000 Anchorage, Alaska 99503

Schedule A-2

Encumbrances

        Ronald Duncan has pledged: (a) 655,644 shares of Company Class B Common Stock to Wells Fargo to secure a $4,500,000 revolving line of credit; (b) 453,716 shares of Company Class B Common Stock to UBS, which are held in UBS margin account [Separately provided]; and (c) 7,557 shares of Company Class B Common Stock to UBS which are held in UBS margin account [Separately provided].

Schedule A-3

Certain Actions

        Ronald Duncan ("Duncan") shall offer to repurchase such Subject Shares from the pledgee or other transferee at a price that is not less than the current market price for such shares and, if such offer is accepted, repurchase such shares and hold such repurchased Subject Shares free and clear of any Encumbrances until this Agreement is terminated in accordance with its terms. If the offer described in the previous sentence is not accepted, Duncan shall immediately increase his offer, in an amount (as estimated in good faith) reasonably expected to cause his offer to be accepted, to repurchase such shares from the pledgee or other transferee until such offer is accepted and such Stockholder can repurchase such shares. Any Subject Shares so repurchased shall be held by such Stockholder free and clear of any Encumbrances until this Agreement is terminated in accordance with its terms

ANNEX C

EXECUTION VERSION

VOTING AGREEMENT

        This VOTING AGREEMENT, dated as of April 4, 2017 (this "Agreement"), is made and entered into by and among Liberty Interactive Corporation, a Delaware corporation ("Liberty"), General Communication, Inc., an Alaska corporation (the "Company"), and each of the stockholders of the Company that are listed on Schedule A-1 hereto (each, a "Stockholder" and, collectively, the "Stockholders").

RECITALS

        WHEREAS, concurrently with the execution and delivery of this Agreement, Liberty, Liberty Interactive LLC, a Delaware limited liability company ("Liberty LLC"), and the Company are entering into an Agreement and Plan of Reorganization, dated as of the date hereof, a copy of which has been delivered to the Stockholders, which contemplates, among other things, a tax-free reorganization of the Company (as the same may be amended or supplemented, the "Reorganization Agreement"); capitalized terms used but not defined herein shall have the meanings set forth in the Reorganization Agreement;

        WHEREAS, following the consummation of the transactions contemplated by the Reorganization Agreement, the Company intends to effect a merger with and into its wholly-owned subsidiary, a Delaware corporation, the sole purpose of which is to effect the reincorporation of the Company from the State of Alaska to the State of Delaware (the "Reincorporation Merger");

        WHEREAS, the Stockholders are the record or Beneficial Owners (as defined below) of, and have either sole or shared voting power over, such number of shares of Company Common Stock set forth opposite each such Stockholder's name on Schedule A-1 hereto (such shares of Company Common Stock, the "Original Shares", and together with any New Shares (as defined below) (including shares of Company Capital Stock to be issued in connection with the Company Reclassification and the Auto Conversion or shares issued pursuant to the terms of this Agreement), the "Subject Shares"); and

        WHEREAS, as a condition to their willingness to enter into the Reorganization Agreement, the Company and Liberty have requested that each Stockholder enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Reorganization Agreement, each party hereto agrees as follows:

        SECTION 1.    Representations and Warranties of Stockholders.     Each Stockholder hereby represents and warrants to Liberty and the Company, jointly and severally, as follows:

          (a)    Authority; Execution and Delivery; Enforceability.    Such Stockholder has all requisite power, authority, and capacity to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by each of Liberty and the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity.

          (b)    No Conflicts; Consents.    The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance by such Stockholder with the terms of this Agreement do not and will not require the consent or approval of any other Person pursuant to, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance (except as set forth in this Agreement) in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, (i) any Contract to or by which such Stockholder is a party or bound or to or by which any of the properties or assets of such Stockholder (including such Stockholder's Subject Shares) is bound or subject or (ii) subject to the governmental filings and other matters referred to in clauses (1) and (2) of the following sentence, any Law or Order, in each case, applicable to such Stockholder or to such Stockholder's properties or assets (including such Stockholder's Subject Shares). No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including with respect to natural persons, any spouse, and with respect to trusts, any co-trustee or beneficiary) ("Consent") is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated by this Agreement or the compliance by such Stockholder with the terms of this Agreement, except for (1) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (2) those Consents which have already been obtained.

          (c)    Ownership.    Such Stockholder is the record or Beneficial Owner of the number of Original Shares set forth opposite such Stockholder's name on Schedule A-1, free and clear of any Encumbrances except for restrictions on Transfers under the securities laws, and such Stockholder's Original Shares constitute all of the shares of Company Common Stock held of record or Beneficially Owned by such Stockholder. Such Stockholder does not Beneficially Own (i) any shares of Company Capital Stock other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company. Such Stockholder has the sole right to vote and Transfer such Stockholder's Original Shares, and none of such Stockholder's Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Stockholder's Original Shares, except (x) as set forth in Section 3 of this Agreement or (y) as disclosed on Schedule A-1 hereto. For purposes of this Agreement, "Beneficial Ownership" and related terms such as "Beneficially Owned" or "Beneficial Owner" have the meaning given such terms in Rule 13d-3 under the U.S. Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time; provided, that, a Stockholder's Beneficial Ownership of Company Class A Common Stock or Company Class A-1 Common Stock shall not include shares of Company Class A Common Stock or Company Class A-1 Common Stock, respectively, which may be received upon conversion of shares of Company Class B Common Stock or Company Class B-1 Common Stock, respectively, Beneficially Owned by such Stockholder.

          (d)    Information.    None of the information supplied or to be supplied by, or on behalf of, such Stockholder in writing expressly for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement or any amendment or supplement thereto is declared effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Joint Proxy Statement will, at the date it is first mailed to each of Liberty's and the Company's stockholders or at the time of each of the Liberty Stockholders' Meeting and the Company Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (iii) the preliminary or definitive proxy statement on Schedule 14A filed by the Company with respect to the Reincorporation Merger will, at the date it is first mailed to the Company's stockholders or at the time of the meeting of the Company's stockholders called to vote upon the Reincorporation Merger (including the approval of the adoption of an agreement and plan of merger entered into in connection therewith), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Company shall, in connection with the Registration Statement (or any amendment or supplement thereto), the Joint Proxy Statement and such preliminary or definitive proxy statement (collectively, the "Filings"), coordinate and consult with the Stockholders with respect to information related to the Stockholders to be included therein, before the filing thereof, and give the Stockholders the opportunity to review and comment upon, giving due consideration to all reasonable additions, deletions or changes suggested within a reasonable time in connection therewith, the Filings.

        SECTION 2.    Representations and Warranties of Liberty and Company.

          (a)    Liberty.    Liberty hereby represents and warrants to each Stockholder and the Company as follows: Liberty is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Liberty has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. The execution and delivery of this Agreement by Liberty, the consummation of the transactions contemplated hereby, and the compliance by Liberty with the terms of this Agreement have been duly authorized by all necessary action on the part of Liberty and no other corporate proceedings on the part of Liberty are necessary to authorize this Agreement. This Agreement has been duly executed and delivered by Liberty and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of Liberty, enforceable against Liberty in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity.

          (b)    Company.    The Company hereby represents and warrants to each Stockholder and Liberty as follows: The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Company has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the terms of this Agreement. The execution and delivery of this Agreement by the Company, the consummation of the transactions contemplated hereby, and the compliance by the Company with the terms of this Agreement have been duly authorized by all necessary action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity.

        SECTION 3.    Covenants of Stockholder.     Each Stockholder covenants and agrees, severally and not jointly, with respect to itself as follows:

          (a)   Throughout the term of this Agreement, at any meeting of the stockholders of the Company (including, without limitation, any Company Stockholders' Meeting) called to vote upon (x) any of the transactions contemplated by the Reorganization Agreement (including, without limitation, the Company Stockholder Approvals) or (y) the Reincorporation Merger (including the approval of the adoption of an agreement and plan of merger entered into in connection therewith) (such approvals in clause (x) or (y), the "Stockholder Approval Matters"), or at any postponement or adjournment thereof, in accordance with the terms of the Reorganization Agreement or in accordance with the terms of the Reincorporation Merger, or in any other circumstances upon which a vote, adoption or other approval with respect to any of the Stockholder Approval Matters is sought, such Stockholder shall (i) appear at such meeting or (by the grant and appointment of a proxy under Section 4 below) cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and

  (ii) vote (by the grant and appointment of a proxy under Section 4 below) all of such Stockholder's Subject Shares in favor of the Stockholder Approval Matters; provided, however, if the Company shall have made a Company Adverse Recommendation Change solely in response to a Superior Company Proposal in accordance with the terms of the Reorganization Agreement, the Stockholders shall be released from their obligations pursuant to this Section 3(a) with respect to any meeting of stockholders of the Company called to vote upon the matters included in clause (x) of the definition of "Stockholder Approval Matters" or in any other circumstances upon which a vote, adoption or other approval with respect to any matter covered by clause (x) of the Stockholder Approval Matters is sought.

          (b)   Throughout the term of this Agreement, at any meeting of the stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which a vote, adoption or other approval is sought with respect to the matters set forth in clause (ii) of this Section 3(b), each Stockholder shall (i) appear at such meeting or (by the grant and appointment of a proxy under Section 4 below) cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (by the grant and appointment of a proxy under Section 4 below) all of such Stockholder's Subject Shares (1) against any Alternative Company Transaction Proposal or any agreement relating thereto and (2) against any amendment of the Company Articles or the Company Bylaws (other than pursuant to or as permitted under the Reorganization Agreement or pursuant to the terms of the Reincorporation Merger) or any other proposal, action, agreement or transaction which, in the case of this clause (2), as the Stockholders have been advised by the Company based on advice of counsel, would reasonably be expected to prevent, impede, interfere or be inconsistent with, delay, discourage or adversely affect the timely consummation of the transactions contemplated by the Reorganization Agreement or the Reincorporation Merger; provided, however, if the Company shall have made a Company Adverse Recommendation Change solely in response to a Superior Company Proposal in accordance with the terms of the Reorganization Agreement, the Stockholders shall be released from their obligations pursuant to this Section 3(b) with respect to any meeting of stockholders of the Company or in any other circumstances upon which a vote, adoption or other approval of is sought with respect to the matters set forth in clause (ii) of this Section 3(b).

          (c)   Throughout the term of this Agreement, each Stockholder shall not, nor shall it authorize or permit any of its controlled Affiliates or any of their respective directors, officers or employees, as applicable, or any of its or their respective financial advisors, legal counsel, financing sources, accountants or other advisors, agents or representatives (collectively, "Representatives") to, directly or indirectly, on its behalf (i) solicit, initiate or facilitate (including by way of furnishing information), knowingly induce or knowingly encourage any inquiries or the making of any proposal or offer (including any proposal or offer to the Company Stockholders) that constitutes or would reasonably be expected to lead to an Alternative Company Transaction Proposal, or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Company Transaction Proposal. Each Stockholder shall, and shall cause its controlled Affiliates and its and their respective Representatives on its behalf to, immediately cease and cause to be terminated any and all existing activities, discussions or negotiations with any Person with respect to any Alternative Company Transaction Proposal and will enforce and will not waive any provisions of, any confidentiality or standstill agreement (or any similar agreement) to which the Stockholder is a party relating to any such Alternative Company Transaction Proposal, and will promptly request each Person that has heretofore executed a confidentiality agreement with such Stockholder in connection with its consideration of any Alternative Company Transaction Proposal to return or destroy all confidential information furnished prior to the execution of this Agreement to or for the benefit of such Person by or on behalf of the Company or any of its Subsidiaries. Notwithstanding the foregoing, in the event the Company is permitted to take the actions set forth in

  Section 5.2(b)(i) and (ii) of the Reorganization Agreement, the Stockholders shall be released from the restrictions set forth in clause (ii) of the first sentence of this Section 3(c).

          (d)   Throughout the term of this Agreement, other than pursuant to and as permitted by the terms of the Reorganization Agreement, the Reincorporation Merger and this Agreement, such Stockholder shall not, and shall not commit or agree to, directly or indirectly, (i) sell, transfer, pledge, encumber, exchange, assign, convert, tender or otherwise dispose of (including by gift or merger) Beneficial Ownership of (collectively, "Transfer"), or consent to or permit any Transfer of, any Subject Shares (or any interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit sharing or other derivative arrangement) of any Subject Shares (or any interest therein) or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or rights to acquire any securities or equity interests of the Company, other than this Agreement, provided, that such Stockholder may Transfer any Subject Shares pursuant to any sale, transfer, contract or other disposition (which, for the avoidance of doubt, excludes any conversion except conversions contemplated by the Reorganization Agreement) (A) to an immediate family member of such Stockholder, (B) by will or for tax or estate planning purposes, (C) to a trust or other entity established for the benefit of such Stockholder and/or for the benefit of one or more members of such Stockholder's immediate family, (D) to an entity wholly-owned by such Stockholder or (E) that were acquired pursuant to Section 9 of this Agreement, provided, that, in the case of clauses (A) through (D), any such transferee shall agree (in writing, pursuant to a joinder agreement or other instrument, reasonably acceptable to and in favor of each of the Company and Liberty) to take such Subject Shares subject to the transferor's obligations under this Agreement (a "Permitted Transferee"); provided, further, that the death of any Stockholder who is an individual person shall itself not be a sale, transfer or disposition of any Subject Shares prohibited by this Section 3(d) as long as another Stockholder, a Permitted Transferee or the Stockholder's estate continues to own such Subject Shares and agrees to perform such Stockholder's obligations hereunder. At the request of Liberty or the Company, each certificate or other instrument representing any Subject Shares shall bear a legend that such Subject Shares are subject to the provisions of this Agreement, including this Section 3(d). Promptly upon the termination of this Agreement (and in no event later than one (1) business day upon any Stockholder's request), the Company and such Stockholder shall take all reasonable and necessary action to have such legend removed.

          (e)   Such Stockholder shall not, and such Stockholder shall not authorize or permit any controlled Affiliate or any Representative of such Stockholder, directly or indirectly, to issue on its behalf any press release or make any other public statement with respect to the Reorganization Agreement, this Agreement, the Reincorporation Merger or any of the other transactions contemplated by the Reorganization Agreement, by any agreement and plan of merger entered into in connection with the Reincorporation Merger or by this Agreement without the prior written consent of Liberty and the Company, which consent shall not be unreasonably withheld, delayed or conditioned, except as may be required by applicable Law or court process, provided that the foregoing shall not apply to any disclosure required to be made by such Stockholder to the SEC or other Governmental Entity, including any amendment of any Statement on Schedule 13D, so long as such disclosure is consistent with the terms of this Agreement, the Reorganization Agreement, and the Reincorporation Merger and the public statements made by the Company and Liberty pursuant to the Reorganization Agreement, this Agreement and the Reincorporation Merger. In connection with any such publication and disclosure by such Stockholder, such Stockholder will coordinate and consult with Liberty and the Company (to the extent practicable based on legal timing requirements) before issuing, and give Liberty and the Company the opportunity to review and comment upon, giving due consideration to all reasonable additions, deletions or changes suggested within a reasonable time in connection therewith, such publications or disclosures.

          (f)    Such Stockholder hereby agrees that, in the event (i) of any stock dividend or other distribution, stock split, reverse stock split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that such Stockholder purchases or otherwise acquires Beneficial Ownership or record ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of Company Capital Stock (other than shares of Company Capital Stock owned by the Company 401(k) Plan), in each case after the execution of this Agreement, including pursuant to the terms of this Agreement (including by conversion, operation of Law or otherwise) (collectively, the "New Shares"), such Stockholder shall deliver promptly to Liberty and the Company written notice of such event which notice shall state the number of New Shares so acquired or received or over which such Stockholder obtained the right to vote. Such Stockholder agrees that any New Shares shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by such Stockholder on the date of this Agreement. Such Stockholder agrees that this Agreement and the obligations hereunder shall be binding upon any Person to which record or Beneficial Ownership of such Stockholder's Subject Shares shall pass, whether by operation of Law or otherwise, including such Stockholder's heirs, guardians, administrators or successors, and such Stockholder further agrees to take all actions necessary to effectuate the foregoing. For the avoidance of doubt, all Company Capital Stock issued to a Stockholder in connection with the Company Reclassification and the Auto Conversion will constitute Subject Shares for purposes of this Agreement.

          (g)   Each Stockholder hereby (i) irrevocably and unconditionally waives, and agrees not to assert or perfect, any rights of appraisal, rights to dissent or other rights with respect to any of the Stockholder Approval Matters (including the Reincorporation Merger) that such Stockholder may have by virtue of ownership of the Subject Shares, including without limitation any right of dissent under Sec. 10.06.574 -.580 of the ACC, and (ii) acknowledges that Liberty and the Company will reasonably rely to their detriment upon such waiver.

        SECTION 4.    Grant of Irrevocable Proxy; Appointment of Proxy.

          (a)   (i) From the date hereof until the earliest of (A) the termination of this Agreement pursuant to Section 7, (B) the termination of the Stockholders' obligations pursuant to Section 3, and (C) the Contribution Effective Time, each Stockholder hereby irrevocably grants to the Company, and appoints, each of Tina Pidgeon and Peter Pounds, as authorized signatories of the Company, and any other individual designated in writing by the Company, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares at any meeting of stockholders of the Company (including any Company Stockholders' Meeting or any meeting of stockholders of the Company related to any of the Stockholder Approval Matters) or any adjournment or postponement thereof in accordance with the terms of Sections 3(a) and 3(b) of this Agreement; provided, that the proxy granted in this Section 4(a)(i) shall not be applicable with respect to any meeting of stockholders of the Company or any adjournment or postponement thereof for which such Stockholder has been released from its voting obligations pursuant to the proviso of Section 3(a) or the proviso of Section 3(b). The proxy granted in this Section 4(a)(i) shall expire at the time that the obligations of the Stockholders in Sections 3(a) and 3(b) have been fully performed in accordance with their terms or, if earlier, at the time this Agreement terminates pursuant to Section 7.

          (ii)   Unless this Agreement has been earlier terminated pursuant to Section 7 or the Stockholders' obligations have been terminated pursuant to Section 3, from the Contribution Effective Time until the termination of this Agreement pursuant to Section 7 or the termination of the Stockholders' obligations pursuant to Section 3, each Stockholder hereby irrevocably grants to the Company, and appoints, each of Richard N. Baer and Craig Troyer, as then-authorized signatories of the Company, and any other individual designated in writing by the Company, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares at any meeting of stockholders of the Company (including any meeting of stockholders related to the Reincorporation Merger) or any adjournment or postponement thereof in accordance with the terms of Section 3(a) and 3(b) of this Agreement. The proxy granted in this Section 4(a)(ii) shall expire at the time that the obligations of the Stockholders in Sections 3(a) and 3(b) have been fully performed in accordance with their terms or, if earlier, at the time this Agreement terminates pursuant to Section 7.

          (b)   Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

          (c)   Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Reorganization Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the AS 10.06.418 of the Alaska Corporations Code. Notwithstanding anything in this Agreement to the contrary, the proxy granted hereunder shall be irrevocable except as otherwise set forth in this Section 4 with respect to the non-applicability and termination of such proxy.

        SECTION 5.    Reserved.

        SECTION 6.    Further Assurances.     Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Liberty or the Company may reasonably request for the purpose of effectuating the matters covered by this Agreement.

        SECTION 7.    Termination.     This Agreement shall terminate upon the earliest of (a) the written agreement of each Stockholder party hereto, the Company and Liberty, (b) the termination of the Reorganization Agreement in accordance with its terms, (c) the consummation of the Reincorporation Merger in accordance with its terms, (d) six (6) months following a duly convened stockholders' meeting of the Company called to vote upon the Reincorporation Merger, and (e) the date that is twelve (12) months after the Split-Off Effective Time. The last sentence of Section 3(d), Section 6, this Section 7 and Section 9 (other than Section 9(m), which shall not survive in case of termination pursuant to Sections 7(a) or 7(b) hereof) shall survive any such termination pursuant to this Section 7 (if applicable, for the period specified therein). Notwithstanding the foregoing, this Agreement shall terminate (other than Section 3(d), this Section 7 and Section 9) as of the date of (i) any material modification, waiver or amendment of the Reorganization Agreement as in effect on the date of this Agreement, (ii) any modification, waiver or amendment of the Reorganization Agreement as in effect on the date of this Agreement which (A) directly or indirectly affects or changes in any way the consideration payable pursuant to the Reorganization Agreement, including the form or value of the consideration, or the allocation of the consideration between different series or classes of shares, (B) directly or indirectly affects or changes in any way the consideration payable pursuant to the Reorganization Agreement to holders of shares of Company Class A Common Stock or Company Class B Common Stock, including the form or value of the consideration, or the allocation of the consideration between different series or classes of shares, (C) has a material adverse effect on any Stockholder or any Stockholder's rights or benefits under the Reorganization Agreement, or (D) has a disproportionate effect on any Stockholder as compared to other stockholders of the Company (provided, however, that a requirement to make a filing under applicable securities laws shall not be deemed to create a disproportionate effect), in each case without the prior written consent of the Stockholders, (iii) the Company Stockholder Approvals not being obtained at the Company Stockholders'

Meeting, or at any adjournment or postponement thereof, at which the final vote thereon was taken, (iv) the Liberty Stockholder Approval not being obtained at the Liberty Stockholders' Meeting, or at any adjournment or postponement thereof, at which the final vote thereon was taken, (v) the date of termination of the Voting Agreement between the Company, Liberty, Ronald A. Duncan and the other stockholder(s) party thereto (the "Duncan Agreement") solely pursuant to Section 7(a) thereof, or (vi) delivery of notice by the Stockholders to the Company and Liberty on or after the Outside Date (as defined in the Reorganization Agreement in form and substance as of the date hereof), as may be extended pursuant to Section 7.1(b)(i) of the Reorganization Agreement in form and substance as of the date hereof.

        SECTION 8.    Certain Definitions.     For purposes of this Agreement, the following terms shall have the meanings specified below:

          "GCI Stock" means the (x) Company Class A Common Stock, (y) Company Class A-1 Common Stock or (z) Company Reclassified Class A Common Stock.

          "Six-Month Period" means each six-month period ending on May 15 and November 15 of each year; provided, that, if any such date does not fall on a Business Day, such six-month period shall be deemed to end on the next Business Day following May 15 or November 15, as applicable.

        SECTION 9.    General Provisions.

          (a)    Assignment; Amendments.    Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties hereto without the prior written consent of the other parties, except that any Stockholder may assign its obligations hereunder to a Permitted Transferee (that has executed a joinder agreement or other instrument in accordance with Section 3(d) above) without the prior written consent of the Company and Liberty. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of the Company, each Stockholder and Liberty.

          (b)    Notices.    All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally or if sent via facsimile or e-mail, provided that should any such delivery be made by facsimile or e-mail, the sender shall also send a copy of the information so delivered on or before the next Business Day by a nationally recognized overnight courier or (ii) on the first Business Day following the date of dispatch if sent by a nationally recognized overnight courier (providing proof of delivery), in each case, if to the Stockholders, to the addresses set forth on Schedule A-1, and if to the Liberty or the Company, to the addresses for Liberty and the Company set forth in Section 8.2 of the Reorganization Agreement (or at such other address for a party as shall be specified by like notice).

          (c)    Interpretation.    When a reference is made in this Agreement to a paragraph, a Section or a Schedule, such reference shall be to a paragraph of, a Section of or a Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "hereto", "hereby", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

          (d)    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.

          (e)    Entire Agreement; Third-Party Beneficiaries.    This Agreement, the applicable defined terms used herein and contained in the Reorganization Agreement, the Stockholders' status as third party beneficiaries under (i) the Reorganization Agreement, (ii) any agreement and plan of merger entered into in connection with the Reincorporation Merger and (iii) any of the agreements referenced herein and therein (x) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and no party is relying on any other oral or written representation, agreement or understanding and no party makes any express or implied representation or warranty in connection with the transactions contemplated hereby or thereby other than as set forth herein or therein and (y) other than the rights conferred upon those Persons specified as proxies and attorneys-in-fact in Section 4, is not intended to confer upon any Person other than the parties any rights or remedies.

          (f)    Governing Law; Consent to Jurisdiction; Venue.    (i) All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws (other than matters pertaining to the internal affairs of the Company, which shall be governed by Alaska law). Each of the parties hereto agrees that this Agreement involves at least $100,000 and that this Agreement has been entered into in express reliance upon 6 Del. C. § 2708.

          (ii)   Each of the parties hereto hereby (i) irrevocably and unconditionally consents to submit itself to the sole and exclusive personal jurisdiction of the Court of Chancery of the State of Delaware (or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware) (collectively, the "Delaware Courts") in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) waives any objection to the laying of venue of any such litigation in any of the Delaware Courts, (iii) agrees not to plead or claim in any such court that such litigation brought therein has been brought in an inconvenient forum and agrees not otherwise to attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court, and (iv) agrees that it will not bring any action, suit, or proceeding in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby, in any court or other tribunal, other than any of the Delaware Courts. Each of the parties hereto hereby irrevocably and unconditionally agrees that service of process in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby may be made upon such party by prepaid certified or registered mail, with a validated proof of mailing receipt constituting evidence of valid service, directed to such party at the address specified in Section 9(b) hereof. Service made in such manner, to the fullest extent permitted by applicable Law, shall have the same legal force and effect as if served upon such party personally within the State of Delaware. Nothing herein shall be deemed to limit or prohibit service of process by any other manner as may be permitted by applicable Law.

          (g)    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

          (h)    Specific Performance.    The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.

          (i)    Waiver of Jury Trial.    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE REORGANIZATION AGREEMENT, OR THE REINCORPORATION MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY OF THE STOCKHOLDER APPROVAL MATTERS) OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT, THE REORGANIZATION AGREEMENT, OR THE REINCORPORATION MERGER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY OF THE STOCKHOLDER APPROVAL MATTERS).

          (j)    Expense Reimbursement.    All fees and expenses incurred by the Stockholders in connection with this Agreement and the transactions contemplated hereby, including reasonable attorneys' fees (including, without duplication, reasonable fees and expenses of counsel (including local and subject matter counsel)), shall be reimbursed by the Company, by payment to the Stockholders, whether or not such transactions are consummated. The Company shall pay such fees and expenses within ten (10) Business Days (or, solely in the event the Company is prohibited from issuing shares of GCI Stock pursuant to applicable Law during such period, as soon as practicable thereafter; provided that in such event the Company shall use its best efforts to issue such GCI Stock as soon as practicable thereafter) of the Stockholders' demand in GCI Stock, which such Stockholder may demand from time to time (but not more frequently than once every three (3) months). The number of shares of GCI Stock issuable in respect of each fee and expense payment referenced in a demand by such Stockholder shall be (x) the applicable payment amount referenced in such demand divided by (y) the average of the daily volume-weighted average price (the "VWAP") per share of GCI Stock on each trading day for the twenty (20) trading day period (or, such shorter period if such shares of GCI Stock have VWAPs for fewer than 20 trading days) ending on the trading day prior to such demand.

          (k)    Indemnification.

                i.  The Company (the "Indemnifying Party") covenants and agrees, on the terms and subject to the limitations set forth in this Agreement, to indemnify and hold harmless each Stockholder (each, an "Indemnified Party"), from and against any and all Losses incurred by such Stockholder and such Stockholder's Affiliates and Representatives in connection with, arising out of or resulting from any claims, demands, actions, proceedings or investigations (collectively, "Actions") relating directly or indirectly to this Agreement, the transactions contemplated by the Reorganization Agreement, the Reincorporation Merger and the other transactions contemplated by the agreement and plan of merger or any other agreement entered into in connection herewith and therewith, or any other transaction contemplated hereby or thereby (including any Actions brought by any of the stockholders, directors, officers or employees of any of Liberty or the Company relating thereto). For purposes of this Section 9(k), "Losses" means any loss (including disgorgement of consideration), liability, cost, damage or expense (including, without duplication, reasonable fees and expenses of counsel (including local and subject matter counsel), accountants, consultants and other experts), and any amount paid (whether by settlement, under any Order or otherwise) related to an Action for which an Indemnified Party is entitled to indemnification pursuant to this Agreement; provided, however, that any diminution in value of the capital stock of the Company shall not constitute a Loss.

               ii.  Notwithstanding anything herein to the contrary, the Indemnifying Party will not be obligated to provide indemnity hereunder to any Indemnified Party to the extent that any Losses actually (x) result from such Indemnified Party's or its Representatives' willful misconduct or gross negligence or (y) result from any material breach of any representation and warranty of such Indemnified Party contained in this Agreement or any material breach of any covenant or agreement made or to be performed by such Indemnified Party under this Agreement.

              iii.  The Indemnifying Party will indemnify the Indemnified Parties pursuant to this Section 9(k) regardless of whether such Losses are incurred prior to, at or after the Split-Off Effective Time. The indemnification provided pursuant to this Section 9(k) is in addition to, and not in derogation of, any other rights an Indemnified Party may have under applicable Law, the certificate of incorporation or bylaws of the Company, or pursuant to any contract, agreement or arrangement; provided, however, that Losses will not be duplicated.

              iv.  Promptly after the receipt by any Indemnified Party of notice of any Action that is or may be subject to indemnification hereunder (each, an "Indemnifiable Claim") (and in no event more than ten (10) Business Days after the Indemnified Party's receipt of written notice of such Indemnifiable Claim), such Indemnified Party shall give written notice thereof to the Indemnifying Party, which notice will include, to the extent known, the basis for such Indemnifiable Claim and copies of any pleadings or written demands relating to such Indemnifiable Claim and, promptly following request therefor, shall provide any additional information in respect thereof that the Indemnifying Party may reasonably request and that such Indemnified Party actually possesses (after due inquiry); provided, however, that (x) any delay in giving or failure to give such notice or information will not affect the obligations of the Indemnifying Party hereunder except to the extent the Indemnifying Party is actually prejudiced as a result of such delay in or failure to notify and (y) no such notice shall be required to be given to the Indemnifying Party to the extent that the Indemnifying Party or any of its respective Affiliates is a party to any such Indemnifiable Claim.

               v.  An Indemnified Party, at the cost and expense of the Indemnifying Party, shall, subject to the last sentence of this Section 9(k)(v), separately (and with its own one or more counsel to be chosen at its sole discretion) control the defense, compromise or settlement of any Indemnifiable Claim in respect of an Action (an "Indemnifiable Claim") as to such Indemnified Party. No

    Indemnified Party shall settle or compromise or consent to entry of any judgment with respect to any Action for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

              vi.  In all instances under this Section 9(k) where the Indemnifying Party is responsible to pay Losses constituting fees, costs and expenses, such fees, costs and expenses shall be reasonable. The parties agree to cooperate and coordinate in connection with the defense, compromise or settlement of any Indemnifiable Claims.

             vii.  Any and all fees, costs, expenses, Losses and any other amounts payable by the Indemnifying Party to any Indemnified Party pursuant to this Agreement, including this Section 9(k), shall be paid only in GCI Stock issued to the Stockholders (in satisfaction of any indemnification obligation hereunder, including any obligation to other Indemnified Parties), within ten (10) Business Days after the end of each applicable Six-Month Period (or, solely in the event the Company is prohibited from issuing shares of GCI Stock pursuant to applicable Law during such period, as soon as practicable thereafter; provided that in such event the Company shall use its best efforts to issue such GCI Stock as soon as practicable thereafter). The Indemnified Party shall submit the aggregate amount of indemnifiable Losses incurred during the applicable Six-Month Period (such amount for a particular Six-Month Period the "Loss Amount"). The number of shares of GCI Stock issuable in respect of each Loss Amount shall be (x) the applicable Loss Amount divided by (y) the average of the daily VWAP per share of GCI Stock on each trading day for the twenty (20) trading day period (or, such shorter period if such shares of GCI Stock have VWAPs for fewer than 20 trading days) ending on the last day of the Six-Month Period for which such Loss Amount is payable.

          (l)    GCI Stock Issuances.

                i.  Notwithstanding any provision of this Agreement, in no event will the aggregate number of shares of GCI Stock issued pursuant to this Agreement (including, without limitation, pursuant to Section 9(j) and Section 9(k)) exceed (x) prior to the Company Reclassification Effective Date, 2,679,096 shares of Company Class A Common Stock, (y) on and after the Company Reclassification Effective Date and prior to the Auto Conversion Effective Time, 2,679,096 shares of Company Class A-1 Common Stock less the number of shares of Company Class A Common Stock issued to the Stockholders pursuant to this Agreement prior to the Company Reclassification Effective Date and (z) following the Auto Conversion Effective Time, 1,994,854 shares of Company Reclassified Class A Common Stock less the product of (1) the number of shares of Company Class A Common Stock plus the number of shares of Company Class A-1 Common Stock issued to the Stockholders pursuant to this Agreement and (2) 0.7446. In addition, in no event may the Company issue GCI Stock to the Stockholders pursuant to this Agreement other than (x) Company Class A Common Stock during any period ending on or before the day prior to the Company Reclassification Effective Date, (y) Company Class A-1 Common Stock on any date during the period that begins on the Company Reclassification Effective Date and ends prior to the Auto Conversion Effective Time, or (z) Company Reclassified Class A Common Stock during the period that begins after the Auto Conversion Effective Time.

               ii.  In connection with any issuance of GCI Stock to the Stockholders pursuant to this Agreement, each Stockholder represents and warrants to the Company as of the date hereof, and will be deemed to represent and warrant to the Company as of the time of issuance of any GCI Stock to him pursuant to this Agreement, that:

              (1)   He/she is an "accredited investor" as defined in Regulation D promulgated under the Securities Act;

              (2)   He/she has access to all of the issuer's publicly available filings under the Securities Act and the Exchange Act;

              (3)   He/she will acquire the GCI Stock for investment only and not with a view to the resale or distribution thereof;

              (4)   He/she understands that the offer and sale of the GCI Stock to him has not been registered under the Act or any state securities laws in reliance upon exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Act and by comparable exemptive provisions of applicable state securities laws. He understands that the Company has no plans to register the GCI Stock under the Securities Act or any state securities laws for sale by him; and

              (5)   he understands that all certificates representing the GCI Stock, or any book entry accounts for the GCI Stock maintained by the Company's transfer agent, and the transfer records of the Company will be marked with a legend acceptable to the Company in its sole discretion indicating the restrictions on transfer under the Securities Act and applicable state securities laws.

          (m)    Waiver of Certain Actions.    Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Liberty, Liberty LLC, the Company or any of their respective successors (i) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement, the Reorganization Agreement or any agreement or plan of merger entered into in connection with the Reincorporation Merger (including any claim seeking to enjoin or delay the consummation of the transaction contemplated thereby) or (ii) alleging a breach of any duty of the board of directors of the Company in connection with the Reorganization Agreement, this Agreement, the Reincorporation Merger or the transactions contemplated thereby or hereby (including any of the Stockholder Approval Matters). Each Stockholder agrees to provide prompt written notice to Liberty and the Company upon obtaining actual knowledge of the commencement of any such claims set forth in clauses (i) or (ii) of the foregoing sentence.

[Remainder of page left intentionally blank]

        IN WITNESS WHEREOF, the parties have signed this Agreement, all as of the date first written above.

LIBERTY INTERACTIVE CORPORATION
By:	/s/ RICHARD N. BAER
	Name:	Richard N. Baer
	Title:	Chief Legal Officer

[Liberty Signature Page to Voting Agreement]

STOCKHOLDERS
/s/ JOHN W. STANTON John W. Stanton
/s/ THERESA E. GILLESPIE Theresa E. Gillespie

[Stockholder Signature Page to Voting Agreement]

GENERAL COMMUNICATION, INC.
By:	/s/ PETER POUNDS
	Name:	Peter Pounds
	Title:	Senior Vice President & Chief Financial Officer

[Company Signature Page to Voting Agreement]

Schedule A-1

Name and Address of Stockholders	Number of Subject Shares Owned Beneficially or of Record
John W. Stanton and Theresa E. Gillespie, Jointly	Class A: 1,242,627
155 108th Avenue, N.E.	Class B: 1,436,469
Suite 450
Bellevue, Washington 98004
With a copy to (which shall not constitute notice):
Friedman Kaplan Seiler & Adelman LLP 7 Times Square, 28th Fl. New York, NY 10036 Attn: Barry A. Adelman Fax: 212-373-7907

ANNEX D

EXECUTION VERSION

VOTING AGREEMENT

        This VOTING AGREEMENT, dated as of April 4, 2017 (this "Agreement"), is made and entered into by and among: Liberty Interactive Corporation (the "Company"); General Communication, Inc., an Alaska corporation ("GCI"); and each of the stockholders of the Company that are listed on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders").

RECITALS

        WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Liberty Interactive LLC, a Delaware limited liability company, and GCI are entering into an Agreement and Plan of Reorganization, dated as of the date hereof (as the same may be amended or supplemented, the "Reorganization Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Reorganization Agreement);

        WHEREAS, pursuant to the terms of the Reorganization Agreement, the Company shall seek to obtain the approval of the stockholders of the Company with respect to the redemption of shares of its Liberty Ventures common stock in exchange for shares of the corresponding series of GCI's common stock (the "Redemption Proposal");

        WHEREAS, following the consummation of the transactions contemplated by the Reorganization Agreement, GCI intends to effect a merger with and into its wholly-owned subsidiary, a Delaware corporation, to effect the reincorporation of GCI from the State of Alaska to the State of Delaware (the "Reincorporation Merger");

        WHEREAS, the Stockholders are the record or Beneficial Owners (as defined below) of, and have either sole or shared voting power over, such number of shares of Company Series B Ventures Stock (as defined below) set forth opposite each such Stockholder's name on Schedule A (such shares of Company Series B Ventures Stock, the "Original Shares" and, together with any New Shares (as defined below) (including shares of Class B common stock of GCI ("GCI Class B Stock"), received as Split-Off Shares in exchange for the redemption of the Company Series B Ventures Stock in the Split-Off), the "Subject Shares"); and

        WHEREAS, as a condition to their willingness to enter into the Reorganization Agreement, the Company and GCI have requested that each Stockholder enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Reorganization Agreement, each party hereto agrees as follows:

        SECTION 1.    Representations and Warranties of the Stockholders.     Each Stockholder hereby represents and warrants to the Company and GCI, severally and not jointly or jointly and severally, solely with respect to itself, as follows:

          (a)    Organization; Authority; Execution and Delivery; Enforceability; Litigation; Fees.    Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to perform his, her or its obligations hereunder, and no consents, registrations, approvals, permits or authorizations are required to be obtained by such Stockholder from any Person in connection with the execution and delivery of this Agreement by such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by the Company and GCI, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity. The execution, delivery and performance of this Agreement by such Stockholder will not violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in a right of termination under, any material contract to which such Stockholder is bound. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at law or in equity before or by any Governmental Authority that could reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions or matters contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

          (b)    Ownership.    Such Stockholder is the sole and exclusive record or Beneficial Owner of the number of Original Shares set forth opposite such Stockholder's name on Schedule A, and such Stockholder's Original Shares constitute all of the shares of Company Series B Ventures Stock Beneficially Owned by such Stockholder on the date of this Agreement. Such Stockholder has full power, authority and discretion to vote, or direct the voting of, all of the Original Shares owned by it, and none of such Stockholder's Original Shares are subject to any proxy, lien, pledge, claim, option, security interest, voting trust or other agreement, arrangement or restriction with respect to the voting of such Stockholder's Original Shares (including in connection with (x) the Redemption Proposal and (y) the Reincorporation Merger (including the approval of the adoption of an agreement and plan of merger entered into in connection therewith) (such approvals in clause (x) or (y), the "Stockholder Approval Matters")), except (i) as set forth in Sections 4 and 5 of this Agreement or (ii) pursuant to the Call Agreement, dated as of February 9, 1998 (the "Call Agreement"), between the Company (as successor of Liberty Interactive LLC (f/k/a Liberty Media LLC,), as assignee of Tele-Communications, Inc.) and the Malone Group (as defined in the Call Agreement).

          (c)    Reliance.    Such Stockholder understands and acknowledges that the Company and GCI are entering into the Reorganization Agreement in reliance upon such Stockholder's execution, delivery and performance of this Agreement.

        SECTION 2.    Representations and Warranties of the Company.

        The Company hereby represents and warrants to each Stockholder and GCI as follows: (i) the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) the Company has all requisite power and authority to execute and deliver this Agreement (and each Person executing this Agreement on behalf of the Company has full power, authority, and capacity to execute and deliver this Agreement on behalf of the Company and to thereby bind the Company) and to perform its obligations hereunder, and no consents, registrations, approvals, permits or authorizations are required to be obtained by the Company from any Person in connection with the execution and delivery of this Agreement by the Company, (iii) the execution and delivery of this Agreement by the Company, and the performance by the Company of its obligations hereunder, have been duly authorized by all necessary corporate action on the part of the Company, and (iv) this Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by GCI and each of the Stockholders, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity. The execution, delivery and performance of this Agreement by the Company will not violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in a right of termination under, any material contract to which the Company is bound. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any Governmental Authority that could reasonably be expected to impair the ability of the Company to perform its obligations hereunder.

        SECTION 3.    Representations and Warranties of GCI.

        GCI hereby represents and warrants to each Stockholder and to the Company as follows: (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) it has all requisite power and authority to execute and deliver this Agreement (and each Person executing this Agreement on behalf of it has full power, authority, and capacity to execute and deliver this Agreement on behalf of GCI and to thereby bind GCI) and to perform its obligations hereunder, and no consents, registrations, approvals, permits or authorizations are required to be obtained by GCI from any Person in connection with the execution and delivery of this Agreement by GCI, (iii) the execution and delivery of this Agreement by it, and its performance of its obligations hereunder, have been duly authorized by all necessary corporate action on the part of GCI, and (v) this Agreement has been duly executed and delivered by it and, assuming due authorization, execution and delivery by the Company and each of the Stockholders, constitutes a valid and binding obligation of GCI, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors' rights generally and by general principles of equity. The execution, delivery and performance of this Agreement by GCI will not violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in a right of termination under, any material contract to which GCI is bound. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of GCI, threatened against GCI at law or in equity before or by any Governmental Authority that could reasonably be expected to impair the ability of GCI to perform its obligations hereunder.

        SECTION 4.    Covenants of the Stockholders.     Each Stockholder covenants and agrees, severally and not jointly, solely with respect to itself, as follows:

          (a)   (i) Throughout the term of this Agreement, at any meeting of the stockholders of the Company or GCI, however called, to vote upon the Stockholder Approval Matters, or at any postponement or adjournment thereof (each such meeting, an "Approval Meeting"), such Stockholder shall (A) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (B) vote (or cause to be voted, whether by the record owner or otherwise) all of such Stockholder's Subject Shares: (1) in favor of the Stockholder Approval Matters and (2) in favor of any proposal to adjourn an Approval Meeting to solicit additional proxies in favor of the approval of the Stockholder Approval Matters; provided, however, if the Company shall have made a Liberty Adverse Recommendation Change solely in response to a Superior Liberty Ventures Proposal in accordance with the terms of the Reorganization Agreement, the Stockholders shall be released from their obligations pursuant to this Section 4(a)(i) with respect to any meeting of stockholders of the Company called to vote upon the matters included in clause (x) of the definition of "Stockholder Approval Matters".

          (ii)   Throughout the term of this Agreement, at any meeting of the stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which a vote, adoption or other approval is sought, such Stockholder shall (A) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (B) vote (or cause to be voted, whether by the record owner or otherwise) all of such Stockholder's Subject Shares against (i) any Alternative Liberty Ventures Proposal and (ii) any action, proposal, agreement or transaction (which, for the avoidance of doubt, includes any proposed amendment to the Company's restated certificate of incorporation) that is intended to, or could reasonably be expected to, impair, impede, interfere with, delay, postpone, discourage, frustrate the purposes of or otherwise adversely affect (in any material respect) the approval of the Stockholder Approval Matters or the consummation of the transactions contemplated by the Reorganization Agreement or the

  Reincorporation Merger; provided, however, if the Company shall have made a Liberty Adverse Recommendation Change solely in response to a Superior Liberty Ventures Proposal in accordance with the terms of the Reorganization Agreement, the Stockholders shall be released from their obligations pursuant to this Section 4(a)(ii) with respect to any meeting of stockholders of the Company.

Throughout the term of this Agreement, such Stockholder shall not make any public statements that are inconsistent with its support of the Stockholder Approval Matters or publicly propose to do any anything inconsistent with its obligations hereunder.

          (b)   Throughout the term of this Agreement, such Stockholder shall not (i) sell or dispose or transfer Beneficial Ownership of any Subject Shares, or the voting rights with respect thereto (including by way of tendering Subject Shares into a tender or exchange offer or by conversion of Subject Shares), (ii) grant any proxies or powers of attorney with respect to the Subject Shares, deposit any Subject Shares into a voting trust (other than where the Stockholder continues to have power to vote the Subject Shares) or enter into a voting contract with respect to any Subject Shares, including with respect to any vote on the approval of the Stockholder Approval Matters (other than executing a proxy to vote in favor of the Stockholder Approval Matters in accordance with, and to give effect to, the terms of this Agreement); or (iii) commit or agree to take any of the actions in clauses (i) or (ii); provided, that such Stockholder may sell, dispose of, pledge or transfer any Subject Shares pursuant to (1) the terms of the Call Agreement or (2) any sale, transfer, contract or other disposition (which, for the avoidance of doubt, excludes any conversion) to an acquiror or pledgor, as applicable, that agrees (in writing, pursuant to a joinder agreement or other instrument, reasonably acceptable to and in favor of each of the Company and GCI) to take such Subject Shares subject to the transferor's obligations under this Agreement (a "Permitted Transferee"), including, for the avoidance of doubt, another Stockholder; provided, further, that the death of any Stockholder who is an individual person shall itself not be a sale, transfer or disposition of any Subject Shares prohibited by this Section 4(b) as long as (A) another Stockholder, a Permitted Transferee or the Stockholder's estate continues to own such Subject Shares and agrees to perform such Stockholder's obligations hereunder or (B) any sale, transfer, or disposition of Subject Shares occurs pursuant to the terms of the Call Agreement. Any attempted sale, disposal or transfer of Subject Shares or any interest therein in violation of this Section 4 shall be null and void, and the Company shall refuse to record such attempted sale, disposal or transfer in its books and records.

          (c)   If any involuntary sale, disposal or transfer of any of the Subject Shares shall occur (including a sale by a Stockholder's trustee in any bankruptcy, or a sale to a purchaser at any creditor's or court sale, but excluding a transfer pursuant to the Call Agreement), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, to the fullest extent permitted by applicable Law, take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement.

          (d)   Throughout the term of this Agreement, such Stockholder will not, and will not permit any Person under such Stockholder's control, to solicit proxies, or to seek votes, consents or approvals, that are contrary to any of the matters specified in Section 4(a).

          (e)   Such Stockholder hereby agrees that, in the event (i) of any stock or extraordinary dividend or other distribution, stock split, reverse stock split, recapitalization, reclassification, reorganization, combination or other like change of or affecting the Subject Shares that results in such Stockholder acquiring Beneficial Ownership and the right to vote, or direct the voting, of any additional shares of Company Series B Ventures Stock, or (ii) that such Stockholder otherwise acquires Beneficial Ownership and the right to vote, or direct the voting, of any shares of Company Series B Ventures Stock, in each case after the execution of this Agreement (including by conversion, operation of Law or otherwise) (collectively, the "New Shares"): (A) such New Shares shall constitute Subject Shares and be subject to the applicable terms of this Agreement, including all covenants, agreements, and obligations set forth herein; and (B) such Stockholder shall ensure that the representations and warranties set forth in Sections 1(a) and 1(b) above shall be true and correct in respect of such New Shares as if they were Original Shares (other than the fact that such New Shares will not be set forth on Schedule A).

          (f)    For the avoidance of doubt, (i) other than as expressly contemplated by Section 4, nothing in this Agreement shall be deemed to require such Stockholder to vote in favor of, or to prohibit such Stockholder from taking any action that adversely affects, any other proposal submitted for the approval of the stockholders of the Company or GCI and (ii) other than with respect to the Subject Shares, nothing in this Agreement shall be deemed to (x) require such Stockholder to vote or refrain from voting any other shares of voting stock of the Company or GCI Beneficially Owned by such Stockholder in any manner or (y) sell, transfer or otherwise dispose of any other shares of common stock of the Company or GCI.

          (g)   Each Stockholder shall not, nor shall it authorize or permit any of its controlled Affiliates or any of its or their respective directors, officers or employees, as applicable, or any of its or their respective financial advisors, legal counsel, financing sources, accountants or other advisors, agents or representatives (collectively, "Representatives") to, directly or indirectly, (i) solicit, initiate or facilitate (including by way of furnishing information), induce or encourage any inquiries or the making of any proposal or offer (including any proposal or offer to the Liberty Ventures Stockholders) that constitutes or would reasonably be expected to lead to an Alternative Liberty Ventures Transaction Proposal, or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Liberty Ventures Transaction Proposal. Each Stockholder shall, and shall cause its controlled Affiliates and its and their respective Representatives to, immediately cease and cause to be terminated any and all existing activities, discussions or negotiations with any Person with respect to any Alternative Liberty Ventures Transaction Proposal and will enforce and will not waive any provisions of, any confidentiality or standstill agreement (or any similar agreement) to which the Stockholder is a party relating to any such Alternative Liberty Ventures Transaction Proposal, and will promptly request each Person that has heretofore executed a confidentiality agreement with such Stockholder in connection with its consideration of any Alternative Liberty Ventures Transaction Proposal to return or destroy all confidential information furnished prior to the execution of this Agreement to or for the benefit of such Person by or on behalf of the Company or any of its Subsidiaries. Notwithstanding the foregoing, in the event the Company is permitted to take the actions set forth in Section 5.3(b)(i) and (ii) of the Reorganization Agreement, John C. Malone ("Malone") shall be released from the restrictions set forth in clause (ii) of the first sentence of this Section 4(g).

        SECTION 5.    Grant of Irrevocable Proxy; Appointment of Proxy.

          (a)   (i) From the date hereof until the earlier of (A) the termination of the Stockholders' obligations pursuant to Section 4 and (B) the Split-Off Effective Time, each Stockholder hereby irrevocably grants to the Company, and appoints each of Richard N. Baer and Craig Troyer, as authorized signatories of the Company, and any other individual designated in writing by the Company, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares at any Approval Meeting of stockholders of the Company at which the Stockholder Approval Matters are presented for approval or any adjournment or postponement thereof in accordance with the terms of Section 4(a) of this Agreement; provided, that the proxy granted in this Section 5(a)(i) shall not be applicable with respect to any meeting of stockholders of the Company or any adjournment or postponement thereof for which such

  Stockholder has been released from its voting obligations pursuant to the proviso of Section 4(a) or the proviso of Section 4(b). The proxy granted in this Section 5(a)(i) shall expire at the time that the obligations of the Stockholders in Section 4 have been fully performed in accordance with their terms.

          (ii)   From the Split-Off Effective Time until the termination of the Stockholders' obligations pursuant to Section 4, each Stockholder hereby irrevocably grants to GCI, and appoints each of Richard N. Baer and Craig Troyer, as then-authorized signatories of GCI, and any other individual designated in writing by GCI, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder's Subject Shares at any Approval Meeting of stockholders of GCI at which the Stockholder Approval Matters are presented for approval or any adjournment or postponement thereof in accordance with the terms of Section 4(a) of this Agreement. The proxy granted in this Section 5(a)(ii) shall expire at the time that the obligations of the Stockholders in Section 4 have been fully performed in accordance with their terms.

          (b)   Each Stockholder represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

          (c)   Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Reorganization Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL and AS 10.06.418 of the Alaska Corporations Code.

        SECTION 6.    Director/Officer.     Notwithstanding anything to the contrary contained herein, each Stockholder is entering into this Agreement solely in its capacity as Beneficial Owner of such Stockholder's Subject Shares, and nothing herein is intended to or shall limit, affect or restrict any Stockholder who is also a director or officer of the Company or GCI solely in his or her capacity as a director or officer of the Company or GCI or any of their respective Subsidiaries (including voting on matters put to such board or any committee thereof, influencing officers, employees, agents, management or the other directors of the Company or GCI or any of their respective Subsidiaries and taking any action or making any statement at any meeting of such board or any committee thereof) in the exercise of his or her fiduciary duties as a director or officer of the Company or GCI or any of their respective Subsidiaries.

        SECTION 7.    Further Assurances.     Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or GCI may reasonably request for the purpose of effectuating the matters covered by this Agreement.

        SECTION 8.    Certain Definitions.     Any capitalized term that is used but not defined in this Agreement shall have the meaning assigned to such term in the Reorganization Agreement. For purposes of this Agreement, the term:

          (a)   "Beneficial Ownership" and related terms such as "Beneficially Owned" or "Beneficial Owner" have the meaning given such terms in Rule 13d-3 under the U.S. Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time; provided, that no Stockholder will be deemed to Beneficially Own any Company Series B Ventures Stock held by The Tracy M. Amonette Trust A (also known as the Tracy L. Neal Trust A) or The Evan D. Malone Trust A, unless and until a Stockholder exercises its right of substitution and acquires such Company Series B Ventures Stock from The Tracy M. Amonette Trust A (also known as the Tracy L. Neal Trust A) or The Evan D. Malone Trust A, respectively.

          (b)   "Company Series B Ventures Stock" means (x) all shares of Liberty Ventures Series B common stock of the Company, par value $0.01 per share, and (y) any securities issued in respect of the securities listed in clause (x), or in substitution therefor, or otherwise into which such shares of Liberty Series B Ventures Stock may thereafter be changed, including, without limitation, the GCI Series B Stock (whether as a result of a recapitalization, reorganization, redemption, merger, consolidation, business combination, share exchange, stock dividend or other transaction or event); provided, that, in the case of each of clauses (x) and (y) such securities are entitled to voting powers of more than one vote per share.

        SECTION 9.    Termination.     This Agreement shall terminate upon the earliest of (a) the written agreement of each Stockholder party hereto, the Company and GCI, (b) the termination of the Reorganization Agreement in accordance with its terms, (c) the consummation of the Reincorporation Merger in accordance with its terms and (d) the date that is twelve (12) months after the Split-Off Effective Time; provided, that, in each case, Section 10 of this Agreement shall survive any such termination. Notwithstanding the foregoing, nothing herein shall relieve any party from liability for any breach of this Agreement occurring prior to such termination. Notwithstanding the foregoing, this Agreement shall terminate (other than this Section 9 and Section 10) as to a Stockholder party hereto as of the date the parties to the Reorganization Agreement enter into a material amendment thereto without the prior written consent of such Stockholder (such consent to be provided or withheld in accordance with the proviso to Section 10(k) below).

        SECTION 10.    General Provisions.

          (a)    Assignment; Amendments.    Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties hereto without the prior written consent of the other parties, except that any Stockholder may assign its obligations hereunder to a Permitted Transferee (that has executed a joinder agreement or other instrument in accordance with Section 4(b) above) without the prior written consent of the Company (if prior to the Split-Off Effective Time) or GCI. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of the Company (if prior to the Split-Off Effective Time, each Stockholder and GCI.

          (b)    Notices.    Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) upon transmission by electronic mail or facsimile transmission as evidenced by confirmation of transmission to the sender (but only if followed by transmittal of a copy thereof by (i) national overnight courier or (ii) hand delivery with receipt, in each case, for delivery by the second (2nd) Business Day following such electronic mail or facsimile transmission), (c) on receipt after dispatch by registered or certified mail, postage prepaid and addressed, or (d) on the next Business Day if transmitted by national overnight courier, in each case as follows:

    if to the Company:

Liberty Interactive Corporation 12300 Liberty Boulevard Englewood, Colorado 80112
Attention:	Legal Department
Facsimile:	Separately provided
Email:	Separately provided

    with a copy (which shall not constitute notice) to:

Baker Botts L.L.P. 30 Rockefeller Plaza New York, NY 10112
Facsimile:	212-259-2501
Email:	frederick.mcgrath@bakerbotts.com
renee.wilm@bakerbotts.com
Attention:	Frederick H. McGrath
Renee L. Wilm

    If to GCI, prior to the Split-Off Effective Time:

General Communication, Inc. 2550 Denali Street Suite 1000 Anchorage, AK 99503
Attention:	General Counsel
Facsimile:	Separately provided
E-mail:	Separately provided

    with a copy (which shall not constitute notice) to:

Sherman & Howard L.L.C. 633 17th Street, Suite 3000 Denver, CO 80202
Facsimile:	(303) 298-0940
E-mail:	smiller@shermanhoward.com
Attention:	Steven D. Miller

    If to GCI, following the Split-Off Effective Time:

GCI Liberty, Inc. 12300 Liberty Boulevard Englewood, Colorado 80112
Attention:	Legal Department
Facsimile:	Separately provided
Email:	Separately provided

    with a copy (which shall not constitute notice) to:

Baker Botts L.L.P. 30 Rockefeller Plaza New York, NY 10112
Facsimile:	212-259-2501
Email:	frederick.mcgrath@bakerbotts.com renee.wilm@bakerbotts.com
Attention:	Frederick H. McGrath Renee L. Wilm

    if to a Stockholder: at the address of such stockholder set forth on Schedule A

          (c)    Interpretation.    When a reference is made in this Agreement to a paragraph, a Section or a Schedule, such reference shall be to a paragraph of, a Section of or a Schedule to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "hereto", "hereby", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if". The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Each of the parties hereto has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

          (d)    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. The exchange of copies of this Agreement and of signature pages by facsimile or e-mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for all purposes.

          (e)    Entire Agreement; No Third-Party Beneficiaries.    This Agreement (together with the Reorganization Agreement, any agreement and plan of merger entered into in connection with the Reincorporation Merger, and the other documents referenced herein and therein, including all schedules and exhibits to each of the foregoing) (i) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and no party is relying on any other oral or written representation, agreement or understanding and no party makes any express or implied representation or warranty in connection with the transactions contemplated by this Agreement other than as set forth in this Agreement or the other documents referenced herein and therein and (ii) is not intended to confer upon any Person other than the parties any rights or remedies, except the rights conferred upon those Persons specified as proxies and attorneys-in-fact in Section 5 and the Indemnified Persons pursuant to Section 10(j) and as otherwise expressly contemplated herein.

          (f)    Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.    This Agreement and all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of Laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. Each of the parties hereto hereby (i) irrevocably and unconditionally consents to submit itself to the sole and exclusive personal jurisdiction of the Court of Chancery of the State of Delaware (or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware) (collectively, the "Delaware Courts") in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby,

  (ii) waives any objection to the laying of venue of any such litigation in any of the Delaware Courts, (iii) agrees not to plead or claim in any such court that such litigation brought therein has been brought in an inconvenient forum and agrees not otherwise to attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court, and (iv) agrees that it will not bring any action, suit, or proceeding in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby, in any court or other tribunal, other than any of the Delaware Courts. Each of the parties hereto hereby irrevocably and unconditionally agrees that service of process in connection with any dispute, claim, or controversy arising out of or relating to this Agreement or the transactions contemplated hereby may be made upon such party by prepaid certified or registered mail, with a validated proof of mailing receipt constituting evidence of valid service, directed to such party at the address specified in Section 10(b) hereof. Service made in such manner, to the fullest extent permitted by applicable Law, shall have the same legal force and effect as if served upon such party personally within the State of Delaware. Nothing herein shall be deemed to limit or prohibit service of process by any other manner as may be permitted by applicable Law.

          EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE REORGANIZATION AGREEMENT OR THE REINCORPORATION MERGER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING ANY OF THE STOCKHOLDER APPROVAL MATTERS). EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10(F).

          (g)    Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

          (h)    Specific Performance.    The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          (i)    Expenses.    All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not such transactions are consummated; provided, that the Company shall pay up to $75,000 of the reasonable fees, charges and disbursements of advisors to and counsel for the Stockholders in connection with this Agreement.

          (j)    Indemnification.

              (i)  The Company (the "Indemnifying Party") covenants and agrees, on the terms and subject to the limitations set forth in this Agreement, to indemnify and hold harmless each Stockholder and such Stockholder's Affiliates, representatives and advisors (each, an "Indemnified Party"), from and against any and all Losses incurred in connection with, arising out of or resulting from any claims, demands, actions, proceedings or investigations (collectively, "Actions") relating to the transactions contemplated by the Reorganization Agreement, the Reincorporation Merger and the other transactions contemplated by the agreement and plan of merger or any other agreement entered into in connection therewith, or any other transaction contemplated hereby or thereby (including any Actions brought by any of the stockholders, directors, officers or employees of any of GCI or the Company relating thereto). For purposes of this Section 10(j), "Losses" means any loss (including disgorgement of consideration), liability, cost, damage or expense (including, without duplication, reasonable fees and expenses of counsel, accountants, consultants and other experts) related to an Action for which an Indemnified Party is entitled to indemnification pursuant to this Agreement; provided, however, that any diminution in value of the capital stock of the Company shall not constitute a Loss.

             (ii)  Notwithstanding anything herein to the contrary, the Indemnifying Party will not be obligated to provide indemnity hereunder to any Indemnified Party with respect to any Losses which (x) result from such Indemnified Party's willful misconduct or gross negligence or (y) result primarily from any breach of any representation and warranty of such Indemnified Party contained in this Agreement or any breach of any covenant or agreement made or to be performed by such Indemnified Party under this Agreement.

            (iii)  The Indemnifying Party will indemnify the Indemnified Parties pursuant to this Section 10(j) regardless of whether such Losses are incurred prior to or after the Split-Off Effective Time. The indemnification provided pursuant to this Section 10(j) is in addition to, and not in derogation of, any other rights an Indemnified Party may have under applicable law, the certificate of incorporation or bylaws of the Company, or pursuant to any contract, agreement or arrangement; provided, however, that Losses will not be duplicated.

            (iv)  Promptly after the receipt by any Indemnified Party of notice of any Action that is or may be subject to indemnification hereunder (each, an "Indemnifiable Claim") (and in no event more than ten (10) Business Days after the Indemnified Party's receipt of written notice of such Indemnifiable Claim), such Indemnified Party shall give written notice thereof to the Indemnifying Party, which notice will include, to the extent known, the basis for such Indemnifiable Claim and copies of any pleadings or written demands relating to such Indemnifiable Claim and, promptly following request therefor, shall provide any additional information in respect thereof that the Indemnifying Party may reasonably request; provided, however, that (x) any delay in giving or failure to give such notice will not affect the obligations of the Indemnifying Party hereunder except to the extent the Indemnifying Party is actually prejudiced as a result of such delay in or failure to notify and (y) no such notice shall be required to be given to the Indemnifying Party to the extent that the Indemnifying Party or any of its respective Affiliates is a party to any such Indemnifiable Claim.

             (v)  Subject to Section 10(j)(vi) and Section 10(j)(vii), the Indemnifying Party shall be entitled to exercise full control of the defense, compromise or settlement of any Indemnifiable Claim in respect of an Action commenced or made by a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (a "Third Party Indemnifiable Claim") so long as, within ten (10) calendar days after the receipt of notice of such Third Party Indemnifiable

    Claim from the Indemnified Party (pursuant to Section 10(j)(iv)), the Indemnifying Party: (x) delivers a written confirmation to such Indemnified Party that the indemnification provisions of Section 10(j) are applicable, subject only to the limitations set forth in this Agreement, to such Third Party Indemnifiable Claim and that the Indemnifying Party will indemnify such Indemnified Party in respect of such Third Party Indemnifiable Claim to the extent required by this Section 10(j), and (y) notifies such Indemnified Party in writing that the Indemnifying Party will assume the control of the defense thereof. Following notification to such Indemnified Party of the assumption of the defense of such Third Party Indemnifiable Claim, the Indemnifying Party shall retain legal counsel reasonably satisfactory to such Indemnified Party to conduct the defense of such Third Party Indemnifiable Claim. If the Indemnifying Party so assumes the defense of any such Third Party Indemnifiable Claim in accordance herewith, subject to the provisions of clauses (iv) through (vi) of this Section 10(j), (A) the Indemnifying Party shall be entitled to exercise full control of the defense, compromise or settlement of such Third Party Indemnifiable Claim and such Indemnified Party shall cooperate (subject to the Indemnifying Party's agreement to reimburse such Indemnified Party for all reasonable out-of-pocket expenses incurred by such Indemnified Party in connection with such cooperation) with the Indemnifying Parties in any manner that the Indemnifying Party reasonably may request in connection with the defense, compromise or settlement thereof (subject to the last sentence of this Section 10(j)(v)), and (B) such Indemnified Party shall have the right to employ separate counsel selected by such Indemnified Party and to participate in (but not control) the defense, compromise or settlement thereof and the Indemnifying Party shall pay the reasonable fees and expenses of one such separate counsel, and, if reasonably necessary, one local counsel. No Indemnified Party shall settle or compromise or consent to entry of any judgment with respect to any such Action for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, unless the Indemnifying Party shall have failed to assume the defense thereof as contemplated in this Section 10(j)(v), in which case such Indemnified Party will be entitled to control the defense, compromise or settlement thereof at the expense of the Indemnifying Party. Without the prior written consent of each of the Indemnified Parties who are named in the Action subject to the Third Party Indemnifiable Claim (which consent shall not be unreasonably withheld, delayed or conditioned), the Indemnifying Party will not settle or compromise or consent to the entry of judgment with respect to any Indemnifiable Claim (or part thereof) unless such settlement, compromise or consent (x) includes an unconditional release of such Indemnified Parties, (y) does not include any admission of wrongdoing on the part of such Indemnified Parties and (z) does not enjoin or restrict in any way the future actions or conduct of such Indemnified Parties (other than in a manner consistent with the terms of this Agreement and the Reorganization Agreement).

            (vi)  Notwithstanding Section 10(j)(v), an Indemnified Party, at the expense of the Indemnifying Party, (x) shall, subject to the last sentence of this Section 10(j)(vi), be entitled to separately control the defense, compromise or settlement of any Third Party Indemnifiable Claim as to such Indemnified Party if, in the judgment of counsel to the Indemnified Party, there exists any actual conflict of interest relating to the defense of such Action between the Indemnified Party and one or more Indemnifying Party and (y) shall be entitled to assume control of the defense, compromise and settlement of any Third Party Indemnifiable Claim as to which the Indemnifying Party have previously assumed control in the event the Indemnifying Party are not timely and diligently pursuing such defense. No Indemnified Party shall settle or compromise or consent to entry of any judgment with respect to any Action with respect to which it controls the defense thereof pursuant to this Section 10(j)(vi) and for which it is entitled to indemnification without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

           (vii)  In all instances under this Section 10(j) where the Indemnifying Party has agreed to pay the fees, costs and expenses of the Indemnified Parties, such fees, costs and expenses shall be reasonable. The parties agree to cooperate and coordinate in connection with the defense, compromise or settlement of any Indemnifiable Claims.

          (viii)  In addition to (but without duplication of) the Indemnified Party's right to indemnification as set forth in this Section 10(j), if so requested by an Indemnified Party, the Indemnifying Party shall also advance to such Indemnified Party (within five (5) Business Days of such request) any and all reasonable fees, costs and expenses incurred by an Indemnified Party in accordance with this Section 10(j) in connection with investigating, defending, being a witness in or participating in (including any appeal), or preparing to defend, be a witness in or participate in, any Indemnifiable Claim, including, without duplication, reasonable fees and expenses of counsel, accountants, consultants and other experts (an "Expense Advance").

            (ix)  Each Stockholder agrees that he or she will repay Expense Advances made to him or her (or paid on his or her behalf) by the Indemnifying Party pursuant to this Section 10(j) if it is ultimately finally determined by a court of competent jurisdiction that he or she is not entitled to be indemnified pursuant to this Section 10(j).

          (k)    Stockholder Obligations Several and Not Joint.    The representations, warranties, covenants and other agreements of each of the Stockholders hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder; provided, that any consent to a Material Agreement Amendment shall be provided or withheld by Malone on behalf of himself and each other Stockholder.

[Remainder of page left intentionally blank]

        IN WITNESS WHEREOF, each party has caused this Agreement to be signed by its representative thereunto duly authorized as of the date first written above.

LIBERTY INTERACTIVE CORPORATION
By:	/s/ RICHARD N. BAER
	Name:	Richard N. Baer
	Title:	Chief Legal Officer

[Signature Page to Voting Agreement]

GENERAL COMMUNICATION, INC.
By:	/s/ PETER POUNDS
	Name:	Peter Pounds
	Title:	Senior Vice President & Chief Financial Officer

[Signature Page to Voting Agreement]

STOCKHOLDERS
/s/ JOHN C. MALONE John C. Malone

[Signature Page to Voting Agreement]

/s/ LESLIE MALONE Leslie Malone

[Signature Page to Voting Agreement]

Schedule A

Stockholders

Stockholder	LVNTB
John C. Malone	3,830,645
c/o Liberty Media Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
Facsimile: Separately provided
Email: Separately provided
Leslie Malone	123,847
c/o Liberty Media Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
Facsimile: Separately provided
Email: Separately provided

ANNEX E

AS § 10.06.574
§ 10.06.574. Right of shareholders to dissent

        (a)   A shareholder may dissent from the following corporate actions:

    (1)
    a plan of merger, consolidation, or exchange to which the corporation is a party; or

    (2)
    a sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale under a court order or a sale for cash on terms requiring that all or substantially all of the net proceeds of the sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale.

        (b)   The rights of a shareholder who dissents as to less than all of the shares registered in the name of the shareholder shall be determined as if the shares as to which the shareholder dissents and the other shares of the shareholder are registered in the names of different shareholders.

        (c)   This section does not apply to the shareholders of the surviving corporation in a merger if a vote of shareholders of the surviving corporation is not necessary to authorize the merger.

        (d)   This section does not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange on the date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which the plan of merger, consolidation, or exchange or the proposed sale or exchange of property and assets is to be acted upon unless the articles of the corporation provide otherwise.

AS § 10.06.576
§ 10.06.576. Procedures relating to the exercise of a shareholder's right to dissent; completion of corporate action; notice of election; treatment of shares

        (a)   A shareholder electing to exercise a right to dissent shall file with the corporation, before or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed corporate action. The objection must include a notice of election to dissent, the shareholder's name and residence address, the number and classes of shares as to which the shareholder dissents, and a demand for payment of the fair value of the shares if the action is taken. A shareholder to whom the corporation did not give notice of the meeting in accordance with this chapter is not required to make the objection provided in this section.

        (b)   Within 10 days after the shareholders' vote authorizing the action, the corporation shall given written notice of the authorization to each shareholder who filed written objection or from whom written objection was not required. The corporation may consider that a shareholder who voted for the proposed action has elected not to enforce a right of dissent under this chapter, and need not give notice to the shareholder.

        (c)   Within 20 days after notice has been given under (b) of this section, a shareholder from whom written objection was not required under (a) of this section and who elects to dissent shall file with the corporation a written notice of the election, stating the shareholder's name and residence address, the number and classes of shares as to which the shareholder dissents, and a demand for payment of the fair value of the shares. A shareholder who elects to dissent from a merger under AS 10.06.532, a consolidation under AS 10.06.534, a share exchange under AS 10.06.540, a transaction authorized under AS 10.06.562, or a sale of assets under AS 10.06.568 shall file a written notice of the election to dissent within 20 days after the merger plan, consolidation plan, share exchange plan, or sale of assets resolution has been mailed to the shareholder.

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        (d)   A merger, consolidation, or exchange is considered completed within the meaning of this chapter on the effective date determined in accordance with AS 10.06.560; a transaction under AS 10.06.568 is completed within the meaning of this chapter when the corporation has received the consideration specified in the board resolution that was submitted to the shareholders in accordance with that section.

        (e)   Upon completion of the corporation action, the shareholder shall cease to have the rights of a shareholder except the right to be paid the fair value of the shares as to which the dissenter's rights were perfected under this chapter. A notice of election may be withdrawn by the shareholder at any time before an acceptance under AS 10.06.578(f), but in no case later than 60 days from the date of completion of the corporate action, except that the time for withdrawing a notice of election shall be extended for 60 days from the date an offer is made, if the corporation fails to make a timely offer under AS 10.06.578. After the time for withdrawal has expired, withdrawal of a notice of election requires the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of an advance payment made to the shareholder as provided in AS 10.06.578. If a notice of election is withdrawn, if the corporate action is rescinded, if a court determines that the shareholder is not entitled to the right to dissent, or if the shareholder otherwise loses the right to dissent, the shareholder shall not have the right to receive payment for the shares and shall be reinstated to all rights as a shareholder that were effective on the date of the completion of the corporate action. The rights to which the shareholder is reinstated include intervening preemptive rights and the right to payment of an intervening dividend or other distribution. If an intervening right has expired or if a dividend or distribution that is not in cash has been completed, the corporation may elect to pay the shareholder the fair value of the shares in cash at the value, as determined by the board, at the time of the expiration or completion. The election to pay the value in cash shall be without prejudice to a corporate proceeding that has occurred in the interim.

        (f)    At the time of filing the notice of election to dissent, or within 30 days after the shareholder has filed the notice, the shareholder shall submit to the corporation, or to its transfer agent, the certificates representing the shares for which payment is claimed, if certificates have been issued. The corporation or its transfer agent shall note conspicuously on the certificates, or on a separate document if certificates have not been issued for the shares, that a notice of election has been filed, and shall return the certificates or the separate document to the shareholder or to the person who submitted them on the shareholder's behalf. Unless a court, for good cause shown, otherwise directs, a shareholder who fails to comply with this subsection loses the right to dissent granted by this chapter, if the corporation gives written notice that the right to dissent will be lost to the shareholder within 45 days from the date that the shareholder filed the notice of election to dissent. If the corporation fails to exercise this notice option in a timely manner, the shareholder retains the right to dissent granted by this chapter.

        (g)   When a share of a dissenting shareholder under (f) of this section is transferred, the new certificate must bear a notation similar to that made under (f) of this section and state the name of the original dissenting holder of the shares, or, if the share is an uncertificated share, the corporation must give the transferee a written notice stating that a notice of election to dissent has been filed and giving the name of the original dissenting holder. A transferee acquires only the rights in the corporation that the original dissenting shareholder had at the time of transfer.

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MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 23, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/GLIB • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2. + ForAgainst Abstain 1. A proposal to approve the Agreement and Plan of Merger, dated as of March 22, 2018, by and between GCI Liberty, Inc. and GCI Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GCI Liberty, Inc., pursuant to which GCI Liberty, Inc. will merge with and into GCI Merger Sub, Inc., with GCI Merger Sub, Inc. (which shall be renamed GCI Liberty, Inc.) continuing as the surviving corporation and existing under the laws of the State of Delaware. 2. A proposal to authorize the adjournment of the special meeting by GCI Liberty, Inc. to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the special meeting to approve the other proposal to be presented at the special meeting. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 7 4 7 1 7 1 02SZFE MMMMMMMMM C B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — GCI LIBERTY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS April 23, 2018 The undersigned hereby appoint(s) Richard N. Baer and Mark D. Carleton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock, Class B common stock and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Special Meeting of Stockholders to be held at 1:00 p.m., local time, on April 23, 2018, at GCI Liberty, Inc.’s offices at 12300 Liberty Boulevard, Englewood, CO 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE